As filed with the Securities and Exchange Commission on February 9, 2018
Securities Act File No. [•]
Investment Company Act File No. 811-23327

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-2

☒        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐       Pre-Effective Amendment No.

☐            Post-Effective Amendment No.

and

☒        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

☐           Amendment No.

ANGEL OAK FINANCIAL INSTITUTIONS TRUST
 (Exact Name of Registrant as Specified in Charter)

One Buckhead Plaza
3060 Peachtree Road NW, Suite 500
Atlanta, Georgia 30305
 (Address of Principal Executive Offices)

Registrant’s Telephone Number, Including Area Code: (404) 953-4900

Dory S. Black, Esq., President
c/o Angel Oak Capital Advisors, LLC
One Buckhead Plaza
3060 Peachtree Rd. NW, Suite 500
Atlanta, GA 30305
 (Name and Address of Agent for Service)

Copies of communications to:

Douglas P. Dick
Stephen T. Cohen
Dechert LLP
1900 K Street NW
Washington, DC 20006

Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, as amended, other than securities offered in connection with a dividend reinvestment plan, check the following box. ☐

It is proposed that this filing will become effective (check appropriate box)

☒ when declared effective pursuant to Section 8(c).

If appropriate, check the following box:

☐ This amendment designates a new effective date for a previously filed registration statement.

☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is                                                .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price (1)	Amount of Registration Fee
Common Shares of Beneficial Interest
Total	50,000	$20.00	$1,000,000	$124.50

(1) Estimated pursuant to Rule 457(a) under the Securities Act of 1933, as amended, solely for the purposes of calculating the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 9, 2018

PRELIMINARY PROSPECTUS

[ ] Shares

Angel Oak Financial Institutions Trust

Common Shares of Beneficial Interest

The Company.  Angel Oak Financial Institutions Trust (the “Company”) is a recently organized, non-diversified, closed-end management investment company.

Investment Objective.  The Company seeks total return with an emphasis on current income.  There can be no assurance that the Company will achieve its investment objective.

Investment Strategies. In pursuing its investment objective, the Company invests in debt issued by financial institutions and trust-preferred securities (“TruPS”), focusing on those in the U.S. community bank sector. The Company may also invest in common equity, preferred equity, convertible securities and warrants of these institutions.  The Company intends to invest at least a majority of the value of its net assets in securities issued by U.S. community banks.  See “Community Banking Sector Focus.” To a lesser extent, the Company may also invest in similar securities of other U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, financial holding companies and other companies that provide goods and/or services to banking companies.  Together with U.S. community banks, these types of companies are referred to as financial institutions, and the Company intends, under normal circumstances, to invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in securities of such financial institutions (measured at the time of purchase).

Limited Term.   The Company will terminate on or before [·] (the “Termination Date”); provided, that if the Board of Trustees (“Board”) believes that, under then-current market conditions, it is in the best interests of the Company to do so, the Company may extend the Termination Date: (i) once for up to one year (i.e., up to [·]), and (ii) once for up to an additional six months (i.e., up to [·]), in each case upon the affirmative vote of a majority of the Board and without a Shareholder (as defined below) approval. In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Company to conduct a tender offer to purchase 100% of the then outstanding Shares (as defined below) of the Company at a price equal to the net asset value (“NAV”) per Share on the expiration date of the tender offer (an “Eligible Tender Offer”). Following the completion of an Eligible Tender Offer, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without a Shareholder approval. In making a decision to eliminate the Termination Date to provide for the Company’s perpetual existence, the Board will take such actions with respect to the continued operations of the Company as it deems to be in the best interests of the Company, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the investment adviser to the Company, Angel Oak Capital Advisors, LLC (the “Adviser”). The Company is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Company is not a “target term” fund whose investment objective is to return its original net asset value on the termination date. The Company’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $[·] per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Risks—Limited Term Risk.”

No Prior History. Because the Company is recently organized, its common shares of beneficial interest, $0.001 par value per share (the “Shares”), have no history of public trading. The shares of closed-end investment companies often trade at a discount from their NAV, which may increase investors’ risk of loss. The returns earned by holders of the Shares (“Shareholders”) who purchase their shares in this offering and sell their shares below NAV will be reduced. This risk may be greater for investors who intend to sell their shares in a relatively short period after completion of the public offering.

Concurrent Private Placement.  Concurrently with the closing of this offering, certain “accredited investors,” as defined in the Securities Act of 1933, as amended, including financial institutions, are purchasing in a separate private placement an aggregate of [    ] shares at the price per share of $[ ]. These investors are obligated to purchase shares of the Company, subject to certain conditions outlined in their subscription agreements, including, among others, raising $50 million in the private placement and the completion of the public offering of the Shares. The Company will receive the full proceeds of this concurrent private placement. [  ] is acting as the placement agent (in such capacity, the “Placement Agent”) in the Concurrent Private Placement. Certain investors in the Concurrent Private Placement will pay placement fees to the Placement Agent. In addition, the Adviser (and not the Company) will pay additional placement fees to the Placement Agent.

Investing in Shares involves a high degree of risk. See “Types of Investments and Related Risks” beginning on page [·] of this prospectus.

Neither the SEC nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The date of this prospectus is [•], 2018.

	Per Share(1)	Total(1)	Total Assuming Full Exercise of Overallotment Option
Public Offering Price	$ [·]	$ [·]	$ [·]
Sales Load2)	$ [·]	$ [·]	$ [·]
Estimated Offering Costs(3)	$ [·]	$ [·]	$ [·]
Proceeds, After Expenses, to the Company	$ [·]	$ [·]	$ [·]

(1)
The Company has granted the underwriters an option to purchase up to an additional [   ] Shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover over-allotments, if any.

(2)
The Adviser (and not the Company) has agreed to pay, from its own assets, a structuring fee to [  ], and may pay certain other qualifying Underwriters a structuring fee, sales incentive fee or additional compensation in connection with the offering. See “Underwriters.”

(3)
The Adviser has agreed to (i) pay all organizational expenses of the Company and (ii) pay or reimburse offering expenses of the Company (other than sales load but including reimbursement of distribution assistance payments to [   ] (“[   ]”) described below) that exceed $[   ] per Share. Therefore, offering expenses of the Company (other than sales load) are estimated to be $[   ], or $[   ] share. To the extent the Company has not otherwise paid offering expenses that exceed $[   ] per Share, the Company will reimburse the Adviser for such payments to or reimbursements of  [   ], up to an amount which will not cause offering expenses borne by the Company to exceed $[   ] per Shares. Organizational expenses and offering expenses in excess of $[   ] borne by the Adviser are not subject to recoupment from the Company.

The underwriters expect to deliver the Shares to purchasers on or about [   ], 2018.

Investment Adviser. The investment adviser to the Company is Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”), an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The Adviser oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s portfolio. Angel Oak manages approximately $7.4 billion in assets specializing in structured and corporate credit as of September 30, 2017. Angel Oak was formed and has been investing in structured credit since 2009.

Leverage.  The Company may use leverage to the extent permitted by the 1940 Act. Initially, the Company expects to use leverage through borrowings from certain financial institutions or reverse repurchase agreements. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, the securitization of Company investments (to the extent permitted by law or regulatory guidance and to the extent that such securitizations are deemed to be a borrowing of the Company), the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 33 1/3% of the Company’s total assets (including any assets attributable to borrowings for investment purposes) minus the sum of the Company’s accrued liabilities (other than liabilities representing borrowings for investment purposes) (“Managed Assets”) immediately after giving effect to the leverage. The Company’s use of leverage is subject to risks and will cause the Company’s net asset value (“NAV”) per Share to be more volatile than if leverage were not used.

Listing.  The Shares have been approved for listing on the [New York Stock Exchange] under the symbol [   ].

You should read this prospectus, which contains important information about the Company, before deciding whether to invest in the Shares, and you should retain it for future reference. This prospectus sets forth concisely the information about the Company that a prospective investor ought to know before investing. The SAI, dated [•], 2018, as it may be supplemented, containing additional information about the Company, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page [•] of this prospectus, annual and semi-annual reports to Shareholders, when available, and other information about the Company, and make Shareholder inquiries by calling [•]; by writing to the Company at [      ]; or from the Company’s website ([        ]). You also may obtain a copy of the SAI (and other information regarding the Company) from the Securities and Exchange Commission’s website (http://www.sec.gov).

The Company’s Shares are not deposits or obligations of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and Shares are not insured by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System or any other government agency.

YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE COMPANY NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE COMPANY NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

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PROSPECTUS SUMMARY

This is only a summary and does not contain all of the information that a prospective investor should consider before investing in the Company. Before investing, a prospective investor in the Company should carefully read the more detailed information appearing elsewhere in this prospectus and the Statement of Additional Information.

THE COMPANY
Angel Oak Financial Institutions Trust (“Company”) is a newly organized Delaware statutory trust that is registered under the 1940 Act as a non-diversified, closed-end management investment company.  The Company will have a limited term unless otherwise determined by the Company’s Board of Trustees (“Board”). See “Limited Term” and “Risks—Limited Term Risk.”

The Company intends to elect to be treated, and intends to comply with the requirements to qualify annually, as a RIC under Subchapter M under the Internal Revenue Code of 1986, as amended (the “Code”).

THE OFFERING
The Company is offering common shares of beneficial interest (“Shares” and the holders of such Shares, “Shareholders”) at $[·] per share through a group of underwriters led by [·]. You must purchase at least 100 Shares ($[·]) in this offering. The Company has given the Underwriters an option to purchase up to [·] additional Shares within [45] days of the date of this prospectus solely to cover over-allotments, if any. See “Underwriters.” The investment adviser to the Company, Angel Oak Capital Advisors, LLC (the “Adviser” or “Angel Oak”), has agreed to (i) reimburse all organizational expenses of the Company and (ii) pay all offering costs of the Company (other than the sales load) that exceed $[·] per Share.

CONCURRENT PRIVATE PLACEMENT
Concurrently with the closing of this offering, certain “accredited investors,” as defined in the Securities Act of 1933, as amended (“1933 Act”), including financial institutions, are purchasing in a separate private placement that does not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and Regulation D thereunder at the price per share of $[ ] (the “Concurrent Private Placement”). These investors are obligated to purchase shares of the Company, subject to certain conditions outlined in their subscription agreements, including, among others, the Company raising $50 million in the private placement and the completion of the public offering of the Shares. The Company will receive the full proceeds of this concurrent private placement. [ ] is acting as placement agent (in such capacity, the “Placement Agent”) in the Concurrent Private Placement. Certain investors in the Concurrent Private Placement will pay placement fees to the Placement Agent. In addition, the Adviser (and not the Company) will pay additional placement fees to the Placement Agent.

WHO MAY WANT TO INVEST
The Company may be an appropriate investment for long-term investors seeking the potential for:
·      current income and total return;
·      a 12-year term;
·      exposure to securities issued by financial institutions; and
·      access to professional asset management by the Adviser.

INVESTMENT OBJECTIVE	The Company seeks total return with an emphasis on current income. There can be no assurance that the Company will achieve its investment objective.
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INVESTMENT STRATEGIES
In pursuing its investment objective, the Company invests in debt issued by financial institutions and trust-preferred securities (“TruPS”), focusing on those in the U.S. community bank sector. The Company may also invest in common equity, preferred equity, convertible securities, and warrants of those institutions.  The Company intends to invest at least a majority of the value of its net assets in debt securities issued by U.S. community banks.  See “Community Banking Sector Focus.”

To a lesser extent, the Company may also invest in similar securities of other U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, financial holding companies and other companies that provide goods and/or services to banking companies.  Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Company intends, under normal circumstances, to invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Company’s 80% investment policy, the Company may also invest in structured products, securitizations or derivative instruments that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, businesses in the financial institutions sector. Such derivative instruments will be valued on a mark-to-market basis. The Company’s 80% investment policy is not fundamental and may be changed without Shareholder approval. The Company will provide Shareholders with 60 days’ notice of any change in its 80% investment policy.

The Company’s portfolio will be deemed to be non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.  Under normal circumstances, the Company will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Company may invest indirectly in securities issued by community banks and other financial institutions through structured products and credit derivatives.  In particular, the Company may invest in equity and junior debt tranches of certain structured products formed by third parties, including collateralized loan obligations (“CLOs”) and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions (“Structured Products”).  The Company may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Company’s investment objective, including senior debt tranches of CLOs and loan accumulation facilities.  These investments provide indirect exposure to, and focus on, the same types of direct investments that the Company makes in community banks and financial institutions and, accordingly, the Company’s investments in Structured Products and credit derivatives that provide exposure to community banks and other financial institutions are considered an investment in community banks and financial institutions.  The Company uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

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In addition, to the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, the Company may in the future securitize certain of its investments, including through one or more Structured Products, while retaining all or most of the exposure to the performance of these investments (“Securitizations”). These Securitizations may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product.  The Company expects that the primary use of any funds generated from Securitizations will be to make investments in portfolio securities, distribute cash to holders of the Shares and pay operating expenses, including debt service to the extent the Company borrows or issues senior securities to fund its investments.

The Company does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Company and, therefore, the Company’s exposure to changes in interest rates.

The Company may also incur leverage to the extent permitted by the 1940 Act.  See “Leverage.”  A significant portion of the Company’s investments may be illiquid.  The Company may also invest in restricted securities.

Although the Company normally seeks to invest substantially all of its assets in securities issued by financial institutions, the Company reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Company may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions.  If the Company does so, it may not achieve its investment objective.  The Company may also choose not to take defensive positions.

Community Banking Focus. The Company intends to pursue its investment objective by investing principally in public and privately-held community banks located throughout the United States.  The Company generally considers a “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets.  As of September 30, 2017, the community banking sector is a highly fragmented $3.0 trillion sector, comprised of over 5,600 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets. Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities.  As a result, the Adviser believes that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations.

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MARKET OPPORTUNITY
In the wake of the recent economic recession, the banking system has seen a remarkable transformation. The community banking space was one of the worst hit sectors during the crisis. Several hundred banks failed and many others were forced to merge into larger or stronger banks. Since then, the regulatory agencies have worked hard to strengthen the community banking sector to seek to prevent the same thing from occurring again. Increased capital requirements, stricter underwriting standards, and enhanced regulatory oversight are just a few examples of how the community banking sector has changed in the past decade. In contrast to the broader corporate banking sector, where leverage has steadily increased to record levels, the banking sector as of [   ] has approximately [30]% more equity capital than in 2007. Banks also face far more punitive requirements for taking riskier assets on their balance sheets which has resulted in improved asset quality, as measured by a consistent decline in nonperforming assets and charge-offs.

The number of commercial banks in the United States has been steadily declining for decades, and this trend is expected to continue given the many incentives that exist for community banks to acquire or merge with other institutions. Economies of scale may be realized by larger institutions, which generally result in lower cost structures and improved efficiency ratios. Many smaller banks have found that the substantial increases in compliance costs associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (“Dodd-Frank”), and other regulatory requirements have severely diminished the value of their business model. Consequently, many of these banks are not meeting earnings targets and are up for sale. Acquirers are usually larger institutions, healthy enough to receive the necessary regulatory approval to engage in merger or acquisition activity.

This industry consolidation generally has had a favorable impact on the value of community bank sub-debt, especially those debt securities issued by smaller institutions, which tend to be acquired by larger and stronger banks. In most merger/acquisition scenarios the acquirer assumes the liabilities and continues to service any outstanding debt of the acquired institution. The outcome is often an upgrade in the overall perceived credit quality of the debt, leading to price appreciation.

INVESTMENT OPPORTUNITIES	The primary market for new debt issuance for depository financial institutions is about $100 billion annually. New issuance for banks with less than $30 billion in assets, the segment the Adviser finds most attractive, is expected to reach approximately $4 to $6 billion in 2018. The Adviser believes it can find attractive opportunities in banks at the smaller end of the asset size spectrum that are issuing unrated sub-debt.
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The Adviser believes there is an opportunity to identify community bank securities that will provide compelling risk-adjusted returns on an absolute basis. In addition, the Adviser believes these investments have the potential to provide returns that are more attractive relative to other opportunities in corporate credit.

Unrated securities, in particular sub-debt, in which the Company expects to focus its investments are typically issued by banks at the smaller end of the asset size spectrum. The Adviser believes there is an opportunity for capital appreciation on unrated securities. Smaller banks tend to have less complex business models and can generally focus on lending in their communities as opposed to being involved in various noncore activities or lending outside of their footprint.

PORTFOLIO COMPOSITION
The Company’s portfolio will consist primarily of:

Subordinated Debt, Senior Debt and Preferred Securities of Banks and Diversified Financial Companies.  Subordinated debt securities, sometimes also called “junior debt” or “sub-debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock, and common stock issued by the bank.  Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

High Yield Securities.  The Company may invest in below investment grade securities, including certain securities issued by U.S. community banks. These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization.

Structured Products.  The Company may invest in Structured Products, including CLOs and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Company invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Company as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Company may invest in Structured Products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results. The Company may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks.

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Securitizations. To the extent permissible, the Company may in the future securitize or sell certain of its investments, including through one or more Structured Products, while retaining all or most of the exposure to the performance of these investments. This would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product. The 1940 Act also may impose restrictions on the structure of any Securitization.

Derivatives.  Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Company can invest. The Company uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Company may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Company may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

Convertible Securities. The Company may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and Preferred Stock. The Company may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Company may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

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Trust Preferred Securities. The Company may invest in trust preferred securities, which are securities that are typically issued by banks and other financial institutions that combine the features of debt securities and preferred securities as well as certain features of equity securities. Trust preferred securities are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust of a parent corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many trust preferred securities are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), trust preferred securities are often deemed to be a close substitute for traditional preferred securities. Trust preferred securities also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

International Securities. The Company may invest in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets.  The Company may invest in securities of companies in both developing and developed markets.

CLOSED-END, LIMITED TERM FUND STRUCTURE AND ELIGIBLE TENDER OFFER
The Company has been organized as a non-diversified closed-end management investment company. Closed-end funds differ from open-end funds (commonly known as mutual funds) in that closed-end fund Shareholders do not have the right to redeem their Shares on a daily basis.

The Company will terminate on or before [·] (the “Termination Date”); provided, that if the Board believes that, under then-current market conditions, it is in the best interests of the Company to do so, the Company may extend the Termination Date: (i) once for up to one year (i.e., up to [·]), and (ii) once for up to an additional six months (i.e., up to [·]), in each case upon the affirmative vote of a majority of the Board and without a Shareholder approval. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Company’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Company’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Company.

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Beginning one year before the Termination Date (the “wind-down period”), the Company may begin liquidating all or a portion of the Company’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of the value of its net assets in the securities of financial institutions and may not achieve its investment objective. During the wind-down period, the Company’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities, the Company may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance.

In addition, within twelve months preceding the Termination Date, the Board may cause the Company to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to purchase 100% of the then outstanding Shares of the Company at a price equal to the net asset value per Share on the expiration date of the tender offer. The terms of an Eligible Tender Offer will include a condition that fewer than a specified number of Shares be properly tendered, which number will be established at the time of such Eligible Tender Offer by the Board to seek to ensure the continued viability of the Company (the “Termination Threshold”).

If the number of properly tendered Shares exceeds the Termination Threshold, the Eligible Tender Offer will be terminated and no Common Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Company will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Company and its Shareholders.

If the number of properly tendered Shares is less than the Termination Threshold, all Shares properly tendered and not withdrawn will be purchased by the Company pursuant to the terms of the Eligible Tender Offer. See “Risks—Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Company to a perpetual trust upon the affirmative vote of a majority of the Board and without Shareholder approval unless such approval is required by the 1940 Act. In making such decision, the Board will take such actions with respect to the continued operations of the Company as it deems to be in the best interests of the Company, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser.

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The Company is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Company is not a “target term” fund whose investment objective is to return its original net asset value on the termination date. The Company’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $[·] per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Certain Provisions in the Declaration of Trust and By-Laws” and “Risks—Limited Term Risk.”

LEVERAGE
The Company may seek to enhance the level of its current distributions to its Shareholders through the use of leverage to the extent permitted by the 1940 Act. Initially, the Company expects to use leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, Securitizations (to the extent permitted by law or regulatory guidance and to the extent that such Securitizations are deemed to be a borrowing of the Company), the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 33 1/3% of the Company’s Managed Assets immediately after giving effect to the leverage. The Company, however, does not intend to issue preferred shares during its first twelve months of operations.

The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. In addition, the Company may borrow for temporary, emergency or other purposes as permitted under the 1940 Act. Any such indebtedness would be in addition to the combined effective leverage ratio of 33 1/3% of Managed Assets (at the time of borrowing). The Company’s leverage strategy may not be successful. By leveraging its investment portfolio, the Company creates an opportunity for increased net income or capital appreciation. However, the use of leverage also involves risks, which can be significant. These risks include the possibility that the value of the assets acquired with such borrowing decreases although the Company’s liability is fixed, greater volatility in the Company’s NAV and the market price of the Company’s Shares and higher expenses. Because the fees paid to the Adviser are based upon a percentage of the Company’s Managed Assets, these fees will be higher if the Company is leveraged, and the Adviser will have an incentive to leverage the Company or to not reduce the Company’s leverage when it would otherwise be appropriate to do so. The Adviser intends to leverage the Company only when it believes that the potential return on the additional investments acquired through the use of leverage is likely to exceed the costs incurred in connection with the use of leverage. There can be no assurance that the Company will leverage its assets or, if it does use leverage, what percentage of the Company’s assets such leverage will represent. See “Risk Factors—Leverage Risk.”

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THE ADVISER
Angel Oak, an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), oversees the management of the Company’s activities and is responsible for making investment decisions for the Company’s portfolio. Angel Oak manages approximately $7.4 billion in assets specializing in structured and corporate credit as of September 30, 2017. Angel Oak was formed and has been investing in structured credit since 2009. Angel Oak is located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. The Adviser is controlled by Michael A. Fierman, Sreeniwas V. Prabhu, and Brad A. Friedlander, each a Managing Partner of Angel Oak.

MANAGEMENT FEE
The Company will pay the Adviser a monthly fee computed at the annual rate of 1.15% of the Company’s average daily Managed Assets. If the Company utilizes leverage, the fees paid to the Adviser for investment advisory and management services will be higher than if the Company did not utilize leverage because the fees paid will be calculated based on the Company’s Managed Assets, which includes the principal amount of outstanding borrowings from banks or other financial institutions (i.e., a credit facility), margin facilities, the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions. See “Use of Leverage by the Company.

ADMINISTRATOR, FUND ACCOUNTANT, CUSTODIAN AND TRANSFER	[·] acts as administrator and fund accountant to the Company and [·] acts as the custodian to the Company.

AGENT AND DIVIDEND DISBURSING AGENT
Pursuant to the Company’s agreements with [·] and [·], they will receive a portion of fees from the Company for services performed as administrator, fund accountant and custodian, as applicable. [·] expects to receive a fee based on the average daily net assets of the Company, subject to an annual minimum amount.

[·] acts as transfer agent and dividend disbursing agent to the Company.

DISTRIBUTIONS
The Company intends to make regular monthly cash distributions of all or a portion of its investment company taxable income (which includes ordinary income and short-term capital gains) to Shareholders. The Company also intends to make annual distributions of its “net capital gains” (which is the excess of net long-term capital gains over net short-term capital losses). The Company expects its initial distribution will be declared approximately [45 to 60] days, and paid approximately [60 to 90] days, after the completion of this offering. At times, the Company may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Distributions by the Company may include a return of capital, if the Board determines that such distributions are in the best interests of Shareholders. Dividend and capital gains distributions generally are used to purchase additional Shares of the Company. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Shareholders whether they are reinvested in shares of the Company or received in cash.

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DIVIDEND REINVESTMENT PLAN
[The Company has established an automatic Dividend Reinvestment Plan. Under the Plan, distributions of dividends and capital gains are automatically reinvested in Shares of the Company by [•] (“Plan Agent”). Every Shareholder holding at least one full share of the Company will be automatically enrolled in the Plan. Shareholders who receive distributions in the form of additional Shares will nonetheless be required to pay applicable federal, state or local taxes on the reinvested dividends but will not receive a corresponding cash distribution with which to pay any applicable tax. Shareholders who do not participate in the Plan will receive all distributions in cash. Reinvested dividends increase the Company’s Managed Assets on which an advisory fee is payable to the Adviser. Shareholders who intend to hold their Shares through a broker or nominee should contact such broker or nominee regarding the Plan. It is expected that Shareholders will receive cash in any liquidating distribution from the Company, regardless of their participation in the Plan. See “Dividend Reinvestment Plan” for more information and on how to withdraw from the Plan.]

BOARD	The Board has overall responsibility for monitoring and overseeing the Company’s management and operations. A majority of the Trustees are Independent Trustees. See “Management of the Company.”
SUMMARY OF TAXATION
The Company intends to elect to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any net ordinary income or capital gains that is currently distributed as dividends for U.S. federal income tax purposes to Shareholders, as applicable. To qualify and maintain its qualification as a RIC for U.S. federal income tax purposes, the Company is required to meet certain specified source-of-income and asset diversification requirements, and is required to distribute dividends for U.S. federal income tax purposes of an amount at least equal to 90% of the sum of its net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses each tax year to Shareholders, as applicable. See “Distributions” and “Tax Aspects.”

LISTING
It is expected that the Company’s Shares will be approved for listing on the [New York Stock Exchange (“NYSE”)], subject to notice of issuance. See “Description of Shares.” The trading or “ticker” symbol of the Shares is “[•].” Shares of the Company may trade at a discount the Company’s NAV. See “Risks—Market Discount Risk.”

SUMMARY OF PRINCIPAL RISKS
The principal risks of investing in the Company are summarized below. There may be circumstances that could prevent the Company from achieving its investment objective and you may lose money by investing in the Company. You should carefully consider the Company’s investment risks before deciding whether to invest in the Company. An investment in the Company is not a deposit at a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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For a more complete discussion of the risks of investing in the Company, see “Types of Investments and Related Risks.” Shareholders should consider carefully the following principal risks before investing in the Company.

·    Banks and Diversified Financials Concentration Risk. The Company’s assets will be concentrated in the group of industries related to banks and diversified financials, potentially exposing it to greater risks than companies that invest in multiple sectors. The Company’s emphasis on community banks may make the Company more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns, including those impacting a particular region, than larger banks. Community banks may also be subject to greater lending risks than larger banks, including the risks associated with mortgage loans. The ability of management of financial institutions to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical. Community banks may have fewer resources to devote towards employing and retaining strong management employees and implementing a thorough compliance program. See also “Bank Regulatory Risk” and “Bank Subordinated Debt Risk”;

·    Bank Regulatory Risk. Banking institutions are subject to substantial regulations that could adversely affect their ability to operate and the value of the Company’s investments, including from future banking regulations. Ownership of the stock of certain types of regulated banking institutions may subject the Company to additional regulations. Investments in banking institutions and transactions related to the Company’s investments may require approval from one or more regulatory authorities. If the Company were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Company would be subject to certain restrictions and regulations;

·    Bank Subordinated Debt Risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, counterparty risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital;

·    Closed-End Fund Risks. The Company is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Company may trade at a discount the Company’s NAV. See “Risks—Market Discount Risk;”

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·    Conflicts of Interest Risk. There are significant and potential conflicts of interest that could impact the Company’s investment returns, including the potential for portfolio managers to devote unequal time and attention to the management of the Company and any other accounts managed; identify a limited investment opportunity that may be suitable for more than one client; and acquire material non-public information or otherwise be restricted from trading in certain potential investments. Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Company uses leverage, which may create an incentive for the Adviser to leverage the Company or increase the Company’s use of leverage;

·    Convertible Securities Risk. Convertible securities may be subordinate to other securities. The total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, including a sustained period of rising interest rates, which could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, the Company could lose its entire investment;

·    Credit Risk. Credit risk is the risk that securities owned by the Company will decline in value or the issuer of a security owned by the Company will not be able to make interest or principal payments on the security when due because the issuer of the security experiences a decline in its financial circumstances.  Certain investments may be exposed to the credit risk of the counterparties with whom the Company deals;

·    Derivatives Risk. Derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Company;

·    [Distributions Risk. The Company’s distributions may include a return of capital, thus reducing a Shareholder’s cost basis in his or her Company shares and reducing the amount of capital available to the Company for investment. A Shareholder who receives a capital distribution may be subject to tax even though the Shareholder has experienced a net loss on his or her investment in the Company. Any capital returned to Shareholders through distributions will be distributed after the payment of fees and expenses];

·    Equity Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The equity market may experience declines and companies whose equity securities are in the Company’s portfolio may not increase their earnings at the rate anticipated. The Company’s net asset value and investment return will fluctuate based upon changes in the value of its portfolio securities;

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·    Fixed-Income Instruments Risk. Investments in fixed-income instruments are subject to interest rate, credit, maturity, duration, prepayment and general market risk. The issuer of fixed-income instruments may be unable or unwilling to make timely principal and/or interest payments or otherwise honor its obligations;

·    Maturity and Duration Risk.  Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%.

·    Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Company relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity;

·    General Market Risk. The capital markets may experience periods of disruption, instability and volatility. Such conditions may materially and adversely affect the markets globally and in the jurisdictions in which the Company invests, which may have a negative impact on the Company’s performance;

·    Foreign Currency Risk. Changes in foreign currency exchange rates may adversely affect the U.S. dollar value of and returns on foreign denominated investments;

·    High-Yield Securities Risk. The below investment grade instruments in which the Company invests (also known as “junk bonds”) have predominantly speculative characteristics and may be particularly susceptible to economic downturns, which could cause losses;

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·    Illiquidity Risk. It is expected that most of the securities and instruments held by the Company will not trade on an exchange;

·    Interest Rate Risk. The Company is exposed to risks associated with changes in interest rates.  When interest rates decline, the value of fixed rate securities can be expected to rise. Conversely, when interest rates rise, the value of fixed rate securities can be expected to decline.  Interest rates have been historically low for much of the time following the recent financial crises, and the risk that interest rates may increase may be greater than the likelihood they will decline or remain unchanged if the financial recovery continues;

·    Prepayment Risk. During periods of declining interest rates, borrowers may exercise their option to prepay principal earlier than scheduled, forcing the Company to reinvest in lower yielding securities, resulting in a possible decline in the Company’s income and distributions to Shareholders;

·    International Securities Risk. International securities may be traded in undeveloped, inefficient and less liquid markets and may experience greater price volatility and changes in value;

·    Leverage Risk. The Company may use leverage, which will cause the Company’s NAV to be more volatile than it would otherwise be, may cause the Company to experience losses if earnings on the investments made with borrowed money do not cover the costs of borrowing and may increase the risk of investing with the Company.  In addition, when short-term interest rates rise without a corresponding increase in long-term interest rates, the benefits the Company derives from leverage will be reduced, which may cause the Company to reduce its distributions to Shareholders;

·    Limited Investment Opportunities Risk. The market for debt issued by financial institutions, particularly those financial institutions in the U.S. community bank sector, is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available;

·    Limited Operating History Risk. The Company is a newly organized, non-diversified, closed-end investment company with limited operating history;

·    Limited Term Risk. Unless the Company completes an Eligible Tender Offer and converts to perpetual existence, the Company will terminate on or about the Termination Date. The Company is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Company is not a “target term” fund whose investment objective is to return its original net asset value on the termination date. The Company’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $[·] per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

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Because the assets of the Company will be liquidated in connection with the termination, the Company will incur transaction costs in connection with dispositions of portfolio securities. The Company does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Company to lose money. In particular, the Company’s portfolio may still have significant remaining average maturity and duration, and large exposures to below investment grade securities, as the Termination Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Termination Date (the “wind-down period”), the Company may begin liquidating all or a portion of the Company’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of its Managed Assets in the securities of financial institutions and may not achieve its investment objective. During the wind-down period, the Company’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Company could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Company to incur increased brokerage and related transaction expenses. The Company may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Company. Rather than reinvesting the proceeds of matured, called or sold securities, the Company may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Company may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Company will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Company cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.

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If the Company conducts an Eligible Tender Offer, the Company anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Company. In addition, the Company may be required to dispose of portfolio investments in connection with any reduction in the Company’s outstanding leverage necessary in order to maintain the Company’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Company’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer.  It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Company will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Company’s ability to achieve its investment objective and decrease returns to Shareholders. If the Company’s tax basis for the investments sold is less than the sale proceeds, the Company will recognize capital gains, which the Company will be required to distribute to Shareholders. In addition, the Company’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Company pursuant to a tender offer will have the effect of increasing the proportionate interest in the Company of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Company’s total assets resulting from payment for the tendered Shares. Such reduction in the Company’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Company, and may have an adverse effect on the Company’s investment performance.

The Company is not required to conduct an Eligible Tender Offer. If the Company conducts an Eligible Tender Offer, there can be no assurance that tendered Shares will not exceed the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Company will terminate on or before the Termination Date (subject to possible extentions). Following the completion of an Eligible Tender Offer in which the tendered Shares do not exceed the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Company will have a perpetual existence. The Company is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV. See “Risks—Market Discount Risk.”

·    Management Risk. The Company’s financial condition and results of operations could be negatively affected if a significant investment fails to perform as expected;

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·    Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Company’s NAV could decrease as a result of its investment activities. Although the value of the Company’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Company, the Company cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Shares soon after the completion of the public offering, as the net asset value of the Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Shares of the Company are designed primarily for long-term investors; investors in Shares should not view the Company as a vehicle for trading purposes;

·    Preferred Securities Risk. Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities (e.g., interest rate risk, call risk and extension risk). In addition, preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. Because many preferred securities allow the issuer to convert their preferred stock into common stock, preferred securities are often sensitive to declining common stock values. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies;

·    Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade;

·    Regulatory and Legal Risk. Legal and regulatory changes, including those implemented in connection with respect to new and existing tax laws and the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), could occur, which may materially adversely affect the Company;

·    Risk Relating to the Company’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to RICs and their Shareholders under the Code, the Company must meet certain source-of-income, asset diversification and annual distribution requirements, and failure to do so could result in the loss of RIC status.

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·    Securitizations Risk. To the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, the Company may in the future participate or sell its securities in Securitizations, including through one or more Structured Products, while retaining all or most of the exposure to the performance of these investments. These Structured Products are generally backed by an asset or pool of assets that serve as collateral. Any Securitization would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations also may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product. The Company and/or other investors in the Structured Product ultimately bear the credit risk of the underlying collateral. In addition, a decline in the credit quality of loans in a Structured Product due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a Structured Product to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to the Company for distribution to Company Shareholders. To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the Company as owner of equity interests. Any equity interest that the Company retains in a Structured Product will not be secured by the assets of the Structured Product and the Company will rank behind all creditors of the Structured Product. Even though the Company expects that many of the assets that it may contribute or sell to any such Securitization would be rated below investment grade, because the Securitization vehicle’s portfolio of assets would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require the Company to consolidate the securitization vehicle’s financial statements with the Company’s financial statements, any debt issued by the Company would be generally treated as if it were issued by the Company for purposes of the asset coverage ratio applicable to the Company;

·    Structured Products Risk. Structured Products, including CLOs and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions, are subject to the typical risks associated with fixed-income securities and asset-backed securities. Additionally, the risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product or other asset-backed security in which the Company invests. Such collateral may be insufficient to meet payment obligations and the class of the Structured Product may be subordinate to other classes. Structured Products are typically privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in certain Structured Products or other asset-backed security  may be characterized by the Company as illiquid securities. Additionally, investments in the equity tranches of structured products typically represent the first loss position, are unrated and are subject to greater risk;

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·    Trust Preferred Securities Risk. The risks associated with trust preferred securities include those risks typically associated with debt securities and preferred securities, including the risk of default. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. Holders of trust preferred securities generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for trust preferred securities may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many trust preferred securities are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of banks and other financial institutions;

·    Unrated Securities Risk. The Company may purchase unrated securities which are not rated by a rating agency. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating;

·    Valuation Risk. The valuation of securities or instruments that lack a central trading place (such as fixed-income securities or instruments) may carry greater risk than those that trade on an exchange;

Accordingly, the Company should be considered a speculative investment that entails substantial risks, and prospective investors should invest in the Company only if they can sustain a complete loss of their investment.

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SUMMARY OF FEES AND EXPENSES

The following table illustrates the aggregate fees and expenses that the Company expects to incur and that Shareholders can expect to bear directly or indirectly. The expenses shown in the table are based on estimated amounts for the Company’s first full year of operations and assume that the Company issues [·] Shares. The table below assumes that the Company borrows money for investment purposes in an amount approximately equal to [·]% of its net assets. The Company’s actual expenses may vary from the estimated expenses shown in the table and, all other things being equal, will increase as a percentage of net assets attributable to Shares if the Company issues less than [·] Shares. See “Management of the Company.”

[To be updated.]

SHAREHOLDER TRANSACTION EXPENSES
Sales load paid by Shareholders (as a percentage of offering price)	[·]%
Offering Expenses Borne by the Company (as a percentage of offering price) (1)	[·]%
Dividend Reinvestment and Cash Purchase Plan Fees(2)	[·]%
ANNUAL FUND EXPENSES(1) (as a percentage of average net assets attributable to Shares (i.e., common shares)
Management Fee(3)	1.15%
Interest Payments on Borrowed Funds (4)	[·]%
Other Expenses (5)	[·]%
Total Annual Fund Operating Expenses	[·]%

(1)
The Adviser has agreed to pay: [·]. Assuming the Company issues [·] Shares, the Company’s offering costs are estimated to be $[·]. Of this amount, the Company, and therefore holders of the Company’s Shares, will bear $[·], or $[·] per Share, and the Adviser will bear $[·].

(2)	You will pay brokerage charges if you direct [·], as agent for the holders of the Company’s Shares, to sell your Shares held in a dividend reinvestment account.
(3)
The Adviser will receive a fee at an annual rate of [·]% of the average daily value of the Company’s Managed Assets. The Adviser has voluntarily agreed to waive its management fee to 0.85% of the Company’s Managed Assets for the first year of the Company’s operations. The Adviser may not recoup from the Company any amount waived pursuant to this arrangement. The management fee percentage calculation assumes the use of leverage by the Company. To derive the annual management fee as a percentage of the Company’s net assets (which are the Company’s total assets less all of the Company’s liabilities), the Company’s estimated Managed Assets (approximately $[·]) were multiplied by the annual management fee rate and then divided by the Company’s estimated net assets (approximately $[·]).

(4)	Assumes the use of leverage in an amount equal to approximately [·]% of the Company’s Managed Assets (after the leverage is incurred), and assumes the cost of borrowings is [·]%.
(5)
Other expenses include accounting, legal and auditing fees of the Company, organizational and offering costs, as well as the fees payable to the Independent Trustees. The amount presented in the table estimates the amounts the Company expects to pay during the year ending [·].

Example

The following example illustrates the expenses (including estimated offering expenses of $          ) that you would pay on a $1,000 investment in Shares, assuming (1) total annual expenses of          % of net assets attributable to the Shares and (2) a 5% annual return. The example assumes that the estimated Total Annual Expenses set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value per Share. Actual expenses may be greater or less than those assumed. Moreover, the Company’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
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1 Year	3 Years	5 Years	10 Years
$[·]	$[·]	$[·]	$[·]

The example and the expenses in the tables above should not be considered a representation of the Company’s future expenses, and actual expenses may be greater or less than those shown. While the example assumes a 5.0% annual return, as required by the SEC, the Company’s performance will vary and may result in a return greater or less than 5.0%. For a more complete description of the various fees and expenses borne directly and indirectly by the Company, see “Fund Expenses” and “Management Fee.”

THE COMPANY

The Company is a newly organized, non-diversified, closed-end management investment company registered under the 1940 Act. The Company was organized as a Delaware statutory trust on December 5, 2017. The Company will have an approximate 12-year limited term unless otherwise determined by the Company’s Board. As a newly organized entity, the Company has no operating history. The Company’s principal office is located at One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305, and its telephone number is 404-953-4900.

USE OF PROCEEDS

The net proceeds of this offering of Shares and the Concurrent Private Placement will be approximately $[•] ($[•] if the Underwriter exercises the overallotment option in full) after payment of the estimated offering costs. The Company currently intends to fully invest substantially all of the net proceeds in accordance with its investment objective and policies within three months after receipt thereof. However, certain investments may be delayed up to an additional three months if suitable investments are unavailable at the time or for other reasons, such as market volatility and lack of liquidity in the markets of suitable investments.

There can be no assurance that the Company will be able to sell all the Shares it is offering. If the Company sells only a portion of the Shares it is offering, the Company may be unable to achieve its investment objective.

INVESTMENT OBJECTIVE AND STRATEGIES

Investment Objective

The Company seeks total return with an emphasis on current income. There can be no assurance that the Company will achieve its investment objective.

Investment Strategies

In pursuing its investment objective, the Company invests in debt issued by financial institutions and TruPS, focusing on those in the U.S. community bank sector. The Company may also invest in common equity, preferred equity, convertible securities, and warrants of these institutions.  The Company intends to invest at least a majority of the value of its net assets (measured at the time of purchase) in debt securities issued by U.S. community banks.  See “Community Banking Sector Focus.”

To a lesser extent, the Company may also invest in similar securities of other U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies, brokerage and advisory firms, real estate-related firms, insurance companies, financial holding companies and other companies that provide goods and/or services to banking companies.  Together with U.S. community banks, these types of companies are referred to as financial institutions.

The Company intends, under normal circumstances, to invest at least 80% of the value of its net assets plus the amount of any borrowings for investment purposes in the securities of financial institutions (measured at the time of purchase). For purposes of the Company’s 80% investment policy, the Company may also invest in structured products, securitizations or derivative instruments that invest substantially all of their assets in securities issued by or are linked to, or otherwise provide investment exposure to, financial institutions. Such derivative instruments will be valued on a mark-to-market basis. The Company’s 80% investment policy is not fundamental and may be changed without Shareholder approval. The Company will provide Shareholders with 60 days’ notice of any change in its 80% investment policy.
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The Company’s portfolio will be deemed to be a non-diversified under the 1940 Act, meaning it may invest a greater percentage of its assets in a single or limited number of issuers than a diversified fund.  Under normal circumstances, the Company will concentrate its investments (i.e., invest 25% or more of its total assets (measured at the time of purchase)) in the group of industries related to banks and diversified financials.

The Company may invest indirectly in securities issued by community banks and other banking-related businesses through structured products and credit derivatives.  In particular, the Company may invest in equity and junior debt tranches of structured products, including collateralized loan obligations (“CLOs”) and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other banking-related businesses (“Structured Products”).  The Company may also invest in other securities and instruments that are related to these Structured Products or that the Adviser believes are consistent with the Company’s investment objective, including senior debt tranches of CLOs and loan accumulation facilities.  These indirect investments provide exposure to and focus on the same types of direct investments that the Company makes in community banks and banking-related businesses and, accordingly, the Company’s investments in Structured Products and credit derivatives that provide exposure to community banks and other banking-related business are considered an investment in financial institutions.  The Company uses such instruments to seek to complement its overall strategy and enhance the diversity of its holdings.

In addition, to the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, the Company may in the future securitize certain of its investments, including through one or more Structured Products, while retaining all or most of the exposure to the performance of these investments (“Securitizations”). Any Securitization would involve contributing a pool of assets to a special purpose entity, and selling debt interests in such entity on a non-recourse or limited-recourse basis to purchasers.  These Securitizations may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product. The Company expects that the primary use of any funds generated from Securitizations will be to make investments in portfolio securities, distribute cash to holders of the Shares and pay operating expenses, including debt service to the extent the Company borrows or issues senior securities to fund its investments.

The Company does not have a policy to target a particular average maturity or duration and may invest in bonds of any maturity or duration. Maturity refers to the length of time until a bond’s principal is repaid with interest. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Company and, therefore, the Company’s exposure to changes in interest rates.

The Company may also incur leverage to the extent permitted by the 1940 Act.  See “Leverage.”  A significant portion of the Company’s investments may be illiquid.  The Company may also invest in restricted securities.

Although the Company normally seeks to invest substantially all of its assets in securities of financial institutions, the Company reserves the ability to invest up to 20% of its assets in other types of securities and instruments (measured at the time of purchase). Additionally, the Company may take temporary defensive positions that are inconsistent with its investment strategy in attempting to respond to adverse market, economic, political or other conditions.  If the Company does so, it may not achieve its investment objective.  The Company may also choose not to take defensive positions.

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Community Banking Sector Focus

The Company intends to pursue its investment objective by investing principally in public and privately-held community banks located throughout the United States.  The Company generally considers a “community bank” to mean banks, savings associations and their holding companies with less than $10 billion in consolidated assets that serve local markets.  As of September 30, 2017, the community banking sector is a highly fragmented $3.0 trillion sector, comprised of over 5,600 banks located throughout the United States, including underserved rural, semi-rural, suburban and other niche markets.  Community banks typically do not have exposure to non-U.S. credit and are focused on lending to borrowers in their distinct communities.  As a result, the Adviser believes that community banks frequently have a better understanding of the local businesses they finance than larger banking organizations.  Many of these community banks are well established, having been in business on average for more than 75 years, and having survived many economic cycles, including the most recent financial crisis.  The Company intends to direct investments in numerous issuers differentiated by asset sizes, business models and geographies.  To a lesser extent, the Company may also invest in similar securities of U.S. and foreign financial services companies of any size. These companies may include, but are not limited to, banks, thrifts, finance companies brokerage and advisory firms, real estate-related firms, insurance companies, financial holding companies and other companies that provide goods and/or services to banking companies.

There are various federal statutes that regulate community banks and U.S. banking institutions in general, including, the Bank Holding Company Act of 1956, the Federal Deposit Insurance Act, the Federal Reserve Act, the National Bank Act, the Home Owners’ Loan Act of 1933 (the “HOLA”), the 1933 Act, the Securities Exchange Act of 1934 (the “Exchange Act”), the Investment Advisers Act and the 1940 Act.  These federal statutes have been amended, often materially, over the years and may continue to be amended in the future, and the consequences of such future amendments may be materially adverse to the Company’s investments or the financial services industry in general.  In addition to these various federal statutes, federal regulatory agencies, including among others the Federal Reserve Board, the Office of the Comptroller of the Currency (the “OCC”), the FDIC and the CFPB, together in certain cases with state banking regulatory agencies (individually, a “Regulatory Agency” or, collectively, the “Regulatory Agencies”), have adopted regulations and guidelines which are subject to interpretation, and which continue to be amended and revised and such amendments and revisions or a change in interpretation of existing regulations or guidelines may be materially adverse to the Company’s portfolio companies or the group of industries related to banks and diversified financials in general.  Much of the regulatory framework that has been developed is intended to protect depositors, the FDIC and the banking system in general and, as such, stockholders in such regulated institutions may be disadvantaged, in some cases materially, by amendments and revisions to such statutes, regulations or guidelines, or interpretations thereof, or by the enforcement of such statutes and regulations by Regulatory Agencies.

Market Opportunity

In the wake of the recent economic recession, the banking system underwent a transformation in which banks became more stable due to higher capital requirements and increased regulatory oversight. The community banking space was one of the worst hit sectors during the crisis. Several hundred banks failed and many others were forced to merge into larger or stronger banks. Since then, the regulatory agencies have worked hard to strengthen the community banking sector to prevent the same thing from occurring again. Increased capital requirements, stricter underwriting standards, and enhanced regulatory oversight are just a few examples of how the community banking sector has changed in the past decade. In contrast to the broader corporate banking sector, where leverage has steadily increased to record levels, the banking sector as of [   ] has approximately [30]% more equity capital than in 2007.

Although prior to the financial crisis bank default rates were relatively low, the Adviser believes that banks in the wake of the financial crisis and continuing today are potentially more stable due to higher capital “buffers,” increased regulatory oversight and scrutiny, and enhanced loan underwriting standards.

At the same time as banks became more stable, there was significant consolidation in the banking industry, and the number of Federal Deposit Insurance Corporation (“FDIC”) insured financial institutions in the U.S. has continued to decline. The number of commercial banks in the United States has been steadily declining for decades, and this trend is expected to continue given the many incentives that exist for community banks to acquire or merge with other institutions. Larger banks have continued to acquire smaller banks in an effort to boost profitability over the past few years. Economies of scale may be realized by larger institutions, which generally result in lower cost structures and improved efficiency ratios. Many smaller banks have found that the substantial increases in compliance costs associated with the Dodd-Frank Wall Street Reform and Consumer Protection Act, as amended (“Dodd-Frank”), and other regulatory requirements have severely diminished the value of their business model. Consequently, many of these banks are not meeting earnings targets and are up for sale. Acquirers are usually larger institutions, healthy enough to receive the necessary regulatory approval to engage in merger or acquisition activity.

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This industry consolidation generally has had a favorable impact on the value of community bank sub-debt, especially those debt securities issued by smaller institutions, which tend to be acquired by larger and stronger banks. In most merger/acquisition scenarios the acquirer assumes the liabilities and continues to service any outstanding debt of the acquired institution. The outcome is often an upgrade in the overall perceived credit quality of the debt, leading to price appreciation. The Adviser believes the need for scale in the banking industry will drive further consolidation.

Going forward, the potential for less regulation of banks in the long term and higher interest rates in the near term could have a positive impact on bank earnings, especially for regional and community banks. Regulatory relief in the community banking sector would bring cost savings and enhanced efficiencies. Furthermore, as interest rates rise, a bank’s assets, particularly the assets of smaller banks, tend to reprice upward faster than its liabilities, resulting in an increased net interest margin. The Adviser believes that these factors may contribute to further spread tightening on sub-debt in the future.

Investment Opportunities

The primary market for new debt issuance for depository financial institutions is about $100 billion annually. New issuance for banks with less than $30 billion in assets, the segment the Adviser finds most attractive, is expected to reach approximately $4 - $6 billion in 2018. The Adviser believes it can find attractive opportunities in banks at the smaller end of the asset size spectrum that are issuing unrated debt. Community bank sub-debt typically provides a high relative coupon and a strong underlying credit profile.

Community banks are looking to raise capital to fund organic growth, potential consolidation activity, and refinance legacy government programs such as the Troubled Asset Relief Program (“TARP”) and the Small Business Lending Fund (“SBLF”). Prior to the financial crisis (2000-2007), community banks issued $70 billion in TruPS to meet capital requirements for growth and general corporate purposes. Following the financial crisis, Dodd-Frank limited bank holding companies’ ability to use TruPS and other hybrid capital instruments and placed restrictions on TruPS being considered Tier 1 capital. Bank sub-debt is considered Tier 2 capital, but most community banks do not have senior debt. During and after the financial crisis, many community banks issued debt to the U.S. Treasury in the TARP and SLBF programs. Now, most community bank TARP and SBLF issuances are beginning to reset to higher rates, incentivizing community banks to refinance.

The Adviser believes there is an opportunity to identify community bank securities that will provide compelling risk-adjusted returns on an absolute basis. In addition, the Adviser believes these investments have the potential to provide returns that are more attractive relative to other opportunities in corporate credit.

Unrated debt securities, in particular sub-debt, in which the Company expects to focus its investments are typically issued by banks at the smaller end of the asset size spectrum. The Adviser believes there is an opportunity for capital appreciation on unrated deals because the lack of coverage and ratings from the rating agencies creates an opportunity for excess risk-adjusted spread. Smaller banks tend to have less complex business models and can generally focus on lending in their communities as opposed to being involved in various noncore activities or lending outside of their footprint. The Adviser also believes the potential exists to utilize reverse inquiry to gain access to attractive opportunities under the radar of major dealers and other investors in the space.

The Adviser believes its strong reputation and the deep relationships it has and individual members of its investment team have with issuers, underwriters, financial intermediaries and sponsors will support the Adviser’s execution of its business strategy. This segment of the finance sector is typically very difficult for retail investors to access. The dislocation in the space may result in higher returns for what the Adviser believes are relatively safe investments.

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The Company may in the future participate in Securitizations, to the extent permissible under the risk retention rules and applicable provisions of the 1940 Act.  Any Securitization would involve the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments.  Under a Securitization, the Company would contribute or sell a pool of assets to a special purpose entity and that entity would sell debt interests on a non-recourse or limited-recourse basis to purchasers.  Any Securitization may be deemed a leveraging transaction to the extent the Securitization is deemed a borrowing by the Company.  See “Leverage.”

The Investment Process

Idea Generation

The Adviser’s portfolio managers utilize various data sources to generate investment ideas. Most of the “idea generation” and sourcing of potential alpha opportunities is driven by internal research and analysis.  In addition, portfolio managers and analysts regularly monitor market conditions, trade flows, and trade execution. Active market participation provides a strong understanding of current market trends, which leads to formation of immediate views on relative value within the structured fixed income markets, thus generating new investment ideas in real time.

Angel Oak’s investment committee meets frequently to discuss strategies in the context of current market events and their impact on the Company, and existing approaches to each strategy are affirmed or altered based on these discussions.  The Adviser makes its investment decisions based on its view of macroeconomic trends as well as by identifying opportunities in the capital markets it believes are providing the greatest relative value.  Investment opportunities are evaluated on a relative value basis. The portfolio management process involves four main disciplines that form a continuous process, consisting of: (i) strategy and target allocation; (ii) security selection; (iii) sourcing, execution and allocation; and (iv) surveillance and optimization.

Research

The Adviser uses a combination of proprietary fundamental and quantitative research to analyze opportunities.  This discipline is conducted from a bottom-up perspective. The research team’s risk modeling analysis provides a granular focus on seeking to mitigate credit risk.

Scenario analysis is conducted to help portfolio managers understand how an individual security would perform under a range of economic and capital market conditions. Scenario analysis is completed by applying multiple interest rate, credit, and cash flow assumptions. Once the critical factors for individual security selection have been evaluated, a recommendation is made.  The Adviser also makes use of various third-party analytical systems and uses proprietary models to confirm or eliminate results of non-proprietary models. Portfolio managers and analysts merge the outputs of these analytical models with their own views on future market and economic conditions to generate more qualified pre-purchase assumptions.

Portfolio Construction

The Adviser will construct the portfolio investments in two ways.  First, the Adviser will participate in the primary market via a syndicated transaction brought to market by a broker/dealer specializing in the banking sector.  These deals have the potential to trade up in the secondary market and may allow the Company to generate secondary trading profits. Second, the Adviser will source transactions in the secondary market.  Although this may be infrequent, the Adviser believes it is well suited to take advantage of opportunities in the secondary market.

The Adviser will use fundamental analysis based on publicly available information to refine the pipeline of potential issuers. The Adviser will look for healthy, well capitalized institutions with a history of sound performance. The Adviser is not interested in banks that are attempting to fill a capital hole or address their asset quality challenges. Rather, the Adviser will look for those well capitalized institutions where capital can be utilized strategically.
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Portfolio Composition

The Company’s portfolio will consist primarily of:

Subordinated Debt, Senior Debt and Preferred Securities of Banks and Diversified Financial Companies.  Subordinated debt securities, sometimes also called “junior debt,” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Such investments will consist primarily of debt issued by community banks or savings institutions (or their holding companies), which are subordinated to senior debt issued by the banks and deposits held by the bank, but are senior to trust preferred obligations, preferred stock, and common stock issued by the bank.  Preferred securities may pay fixed or adjustable rates of return and are subject to many of the risks associated with debt securities, as well as issuer-specific and market risks applicable generally to equity securities. A company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt.

High Yield Securities.  The Company may invest in below investment grade securities, including certain securities issued by U.S. community banks.  These “high-yield” securities (also known as “junk bonds”) will generally be rated BB or lower by S&P or will be of equivalent quality rating from another Nationally Recognized Statistical Ratings Organization.

Structured Products.  The Company may invest in certain structured products, including CLOs, which are debt instruments typically backed by a pool of loans or other collateral (“Structured Products”). The risks of an investment in a Structured Product depend largely on the type of the collateral securities and the class of the Structured Product in which the Company invests. Some Structured Products have credit ratings, but are typically issued in various classes with various priorities. Normally, Structured Products are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Company as illiquid securities; however, an active dealer market may exist for Structured Products that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, Structured Products carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Company may invest in Structured Products that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results. The Company may also invest in the equity tranches of a Structured Product, which typically represent the first loss position in the Structured Product, are unrated and are subject to higher risks.

Securitizations. To the extent permissible, the Company may in the future securitize or sell certain of its investments, including through the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments. This would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product. The 1940 Act also may impose restrictions on the structure of any Securitization.

Derivatives.  Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Company can invest. The Company uses derivatives to gain or adjust exposure to markets, sectors, securities and currencies and to manage exposure to risks relating to creditworthiness, interest rate spreads, volatility and changes in yield curves. In certain market environments, the Company may use interest rate swaps and futures contracts to help protect its portfolio from interest rate risk. The Company may also utilize foreign currency transactions, including currency options and forward currency contracts, to hedge non-U.S. Dollar investments or to establish or adjust exposure to particular foreign securities, markets or currencies.

International Securities. The Company may invest in the securities of non-U.S. issuers, including direct investments in companies whose securities are principally traded outside the United States on foreign exchanges or foreign over-the-counter markets.  The Company may invest in securities of companies in both developing and developed markets.  The Company is not limited in the amount of assets it may invest in such international securities.
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Convertible Securities. The Company may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period.

Common and Preferred Stock. The Company may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price. The Company may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

Trust Preferred Securities. The Company may invest in trust preferred securities, which are securities that are typically issued by banks and other financial institutions that combine the features of corporate debt securities and preferred securities as well as certain features of equity securities. Trust preferred securities are typically issued by banks and other financial institutions, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated business trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Many trust preferred securities are issued by trusts or other special purpose entities established by banks and other financial institutions and are not a direct obligation of those banks and other financial institutions. The trust preferred securities market consists of both fixed and adjustable coupon rate securities that are either perpetual in nature or have stated maturity dates. Trust preferred securities are typically issued with a final maturity date, although some (usually those of foreign issuers) are perpetual in nature. Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), trust preferred securities are often deemed to be a close substitute for traditional preferred securities. Trust preferred securities also possess many of the typical characteristics of equity securities due to their subordinated position in an issuer’s capital structure and because their quality and value are heavily dependent on the issuer’s profitability as opposed to any legal claims to specific assets or cash flows.

LEVERAGE

The Company may use leverage to the extent permitted by the 1940 Act.  The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, Securitizations (to the extent permitted by law or regulatory guidance and to the extent that such Securitizations are deemed to be a borrowing of the Company), the issuance of preferred shares or notes and leverage generated by reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 33 1/3% of the Company’s total assets, including any assets purchased with borrowed money, immediately after giving effect to the leverage.  The Company may use leverage opportunistically and may use different types, combinations or amounts of leverage over time, based on the Adviser’s views concerning market conditions and investment opportunities.  The Company’s strategies relating to its use of leverage may not be successful, and the Company’s use of leverage will cause the Company’s NAV to be more volatile than it would otherwise be.  There can be no guarantee that the Company will leverage its assets or, to the extent the Company does utilize leverage, what percentage of its assets such leverage will represent.

See “Investment Objective and Strategies—Leverage.”

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Issuance of Fund Preferred Shares

Although the Company is permitted, under the 1940 Act, to issue preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued) in an amount equal to 50% of the value of the Company’s total assets less liabilities and indebtedness not represented by “senior securities” (as such term is defined in the 1940 Act), the Company does not intend to issue preferred shares during its first twelve months of operations. Any preferred shares issued by the Company would have complete priority upon distribution of assets over the Shares. The issuance of preferred shares will leverage the Shares. The preferred shares may pay dividends at a fixed rate or at adjustable rates based on shorter-term interest rates, which would be determined periodically by an auction or remarketing process or formula. The adjustment period for preferred share dividends could be as short as one day or as long as a year or more. So long as the Company’s portfolio is invested in securities that provide a higher rate of return than the dividend rate of the preferred shares, after taking expenses into consideration, the use of leverage will result in a higher rate of income than if the Company were not leveraged. If the dividend rate of the preferred shares exceeds the rate of return on the Company’s portfolio after taking expenses into consideration, the use of leverage will result in a lower rate of income than if the Company were not leveraged.

Under the 1940 Act, the Company is not permitted to issue preferred shares unless immediately after such issuance the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). In addition, the Company is not permitted to declare any cash dividend or other distribution on its Shares unless, at the time of such declaration, the value of the Company’s total assets, less all liabilities and indebtedness of the Company not represented by “senior securities” (as such term is defined in the 1940 Act), is at least 300% of the aggregate amount of such securities representing indebtedness and at least 200% of the liquidation value of the outstanding preferred shares (assuming no other “senior security” (as such term is defined in the 1940 Act) is issued). If preferred shares are issued, the Company intends, to the extent possible, to purchase or redeem preferred shares from time to time to the extent necessary in order to maintain coverage of any preferred shares of at least 200%. In addition, to the extent the Company obtains ratings on the preferred shares, the terms of any preferred shares issued would be expected to include asset coverage maintenance provisions which will require a reduction of indebtedness or the redemption of the preferred shares in the event of non-compliance by the Company and may also prohibit dividends and other distributions on the Shares in such circumstances. In order to meet redemption requirements, the Company may have to liquidate portfolio securities. Such liquidations and redemptions, or reductions in indebtedness, would cause the Company to incur related transaction costs and could result in capital losses to the Company.

Effects of Leverage

Assuming the utilization of leverage through borrowings of approximately [•]% of the Company’s Managed Assets, at an interest rate of [•]% payable on such borrowings, the income generated by the Company’s portfolio (net of non-leverage expenses) must exceed [•]% in order to cover such interest payments and other expenses specifically related to borrowings. Of course, these numbers are merely estimates, used for illustration. Actual interest rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Company’s portfolio) of –10%, –5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Company. See “Risks.” The table further reflects the use of borrowings representing [•]% of the Company’s Managed Assets, net of expenses, and the Company’s currently projected annual interest rate on its leverage of [•]%. As previously stated in this prospectus, the table further assumes that the Company uses interest rate swaps to fix the all-in rate paid on a significant portion of the Company’s leverage in an effort to lower leverage costs over an extended period.
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Assumed Portfolio Total Return (Net of Expenses)	(10)%		(5)%		0%		5%		10%

Share Total Return	[•]	%	[•]	%	[•]	%	[•]	%	[•]	%

Share Total Return is composed of two elements: the Share dividends paid by the Company (the amount of which is largely determined by the net investment income of the Company after paying interest on its leverage) and gains or losses on the value of the securities the Company owns. As required by SEC rules, the table above assumes that the Company is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Company must assume that the interest it receives on its portfolio investments is entirely offset by losses in the value of those investments.

RISKS

Investors should carefully consider the risk factors described below before deciding on whether to make an investment in the Company.

Principal Risks of Investing in the Company

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Banks and Diversified Financials Concentration Risk. Companies in the group of industries related to banks and diversified financials are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the group of industries related to banks and diversified financials, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the industries as a whole cannot be predicted. The Company’s emphasis on community banks may make the Company more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns than larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the group of industries related to banks and diversified financials more severely than those of investments outside these industries, including the risks associated with companies that operate with substantial financial leverage. Companies in the group of industries related to banks and diversified financials may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Insurance companies, in particular, may be subject to severe price competition and/or rate regulation, which may have an adverse impact on their profitability. Insurance companies are subject to extensive government regulation in some countries and can be significantly affected by changes in interest rates, general economic conditions, price and marketing competition, the imposition of premium rate caps, or other changes in government regulation or tax law. Different segments of the insurance industry can be significantly affected by mortality and morbidity rates, environmental clean-up costs and catastrophic events such as earthquakes, hurricanes and terrorist acts.

During the financial crisis that began in 2007, the deterioration of the credit markets impacted a broad range of mortgage, asset-backed, auction rate, sovereign debt and other markets, including U.S. and non-U.S. credit and interbank money markets, thereby affecting a wide range of financial institutions and markets. A number of large financial institutions failed during that time, merged with stronger institutions or had significant government infusions of capital. Instability in the financial markets caused certain financial companies to incur large losses. Some financial companies experienced declines in the valuations of their assets, took actions to raise capital (such as the issuance of debt or equity securities), or even ceased operations. Some financial companies borrowed significant amounts of capital from government sources and may face future government-imposed restrictions on their businesses or increased government intervention. Those actions caused the securities of many financial companies to decline in value.
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The group of industries related to banks and diversified financials is also a target for cyber attacks and may experience technology malfunctions and disruptions. In recent years, cyber attacks and technology failures have become increasingly frequent and have caused significant losses.

Risks specific to the bank and diversified financial group of industries also may include:

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Asset Quality and Credit Risk.  When financial institutions loan money, commit to loan money or enter into a letter of credit or other contract with a counterparty, they incur credit risk, or the risk of losses if their borrowers do not repay their loans or their counterparties fail to perform according to the terms of their contract.  The companies in which the Company will invest offer a number of products which expose them to credit risk, including loans, leases and lending commitments, derivatives, trading account assets and assets held-for-sale.  Financial institutions allow for and create loss reserves against credit risks based on an assessment of credit losses inherent in their credit exposure (including unfunded credit commitments).  This process, which is critical to their financial results and condition, requires difficult, subjective and complex judgments, including forecasts of economic conditions and how these economic predictions might impair the ability of their borrowers to repay their loans.  As is the case with any such assessments, there is always the chance that the financial institutions in which the Company invests will fail to identify the proper factors or that they will fail to accurately estimate the impacts of factors that they identify.  Failure to identify credit risk factors or the impact of credit factors may result in increased non-performing assets, which will result in increased loss reserve provisioning and reduction in earnings.  Poor asset quality can also affect earnings through reduced interest income which can impair a bank’s ability to service debt obligations or to generate sufficient income for equity holders.  Bank failure may result due to inadequate loss reserves, inadequate capital to sustain credit losses or reduced earnings due to non-performing assets.  The Company will not have control over the asset quality of the financial institutions in which the Company will invest, and these institutions may experience substantial increases in the level of their non-performing assets which may have a material adverse impact on our investments.

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Capital Risk.  A bank’s capital position is extremely important to its overall financial condition and serves as a cushion against losses.  U.S. banking regulators have established specific capital requirements for regulated banks.  Federal banking regulators proposed amended regulatory capital regulations in response to the Dodd-Frank Act and Basel III protocols which would impose even more stringent capital requirements.  In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship.  The regulatory provisions under which the regulatory authorities act are intended to protect depositors.  The deposit insurance fund and the banking system are not intended to protect stockholders or other investors in other securities issued by a bank or its holding company.  The effect of inadequate capital can have a potentially adverse consequence on the institution’s financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

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Earnings Risk.  Earnings are the primary means for financial institutions to generate capital to support asset growth, to provide for loan losses and to support their ability to pay dividends to stockholders.  The quantity as well as the quality of earnings can be affected by excessive or inadequately managed credit risk that may result in losses and require additions to loss reserves, or by high levels of market risk that may unduly expose an institution’s earnings to volatility in interest rates.  The quality of earnings may also be diminished by undue reliance on extraordinary gains, nonrecurring events, or favorable tax effects.  Future earnings may be adversely affected by an inability to forecast or control funding and operating expenses, net interest margin compression improperly executed or ill-advised business strategies, or poorly managed or uncontrolled exposure to other risks.  Deficient earnings can result in inadequate capital resources to support asset growth or insufficient cash flow to meet the financial institution’s near term obligations.  Under certain circumstances, this may result in the financial institution being required to suspend operations or the imposition of a cease-and-desist order by regulators which could potentially impair our investments.

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Management Risk.  The ability of management to identify, measure, monitor and control the risks of an institution’s activities and to ensure a financial institution’s safe, sound and efficient operation in compliance with applicable laws and regulations are critical.  Depending on the nature and scope of an institution’s activities, management practices may need to address some or all of the following risks: credit, market, operating, reputation, strategic, compliance, legal, liquidity and other risks.  The Company will not have direct or indirect control over the management of the financial institutions in which the Company will invest and, given our long-term investment strategy, it is likely that the management teams and their policies may change.  The inability of management to operate their financial institution in a safe, sound and efficient manner in compliance with applicable laws and regulations, or changes in management of financial institutions in which the Company invests, may have an adverse impact on our investment.

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Litigation Risk.  Financial institutions face significant legal risks in their businesses, and the volume of claims and amount of damages and penalties claimed in litigation and regulatory proceedings against financial institutions remain high.  Substantial legal liability or significant regulatory action against the companies in which the Company invests could have material adverse financial effects or cause significant reputational harm to these companies, which in turn could seriously harm their business prospects.  Legal liability or regulatory action against the companies in which the Company invests could have material adverse financial effects on us and adversely affect our earnings and book value.

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Market Risk.  The financial institutions in which the Company will invest are directly and indirectly affected by changes in market conditions.  Market risk generally represents the risk that values of assets and liabilities or revenues will be adversely affected by changes in market conditions.  Market risk is inherent in the financial instruments associated with the operations and activities including loans, deposits, securities, short-term borrowings, long-term debt, trading account assets and liabilities, and derivatives of the financial institutions in which the Company will invest.  Market risk includes, but is not limited to, fluctuations in interest rates, equity and futures prices, changes in the implied volatility of interest rates, equity and futures prices and price deterioration or changes in value due to changes in market perception or actual credit quality of the issuer.  Accordingly, depending on the instruments or activities impacted, market risks can have wide ranging, complex adverse effects on the operations and overall financial condition of the financial institutions in which the Company will invest as well as adverse effects on our results from operations and overall financial condition.

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Monetary Policy Risk.  Monetary policies have had, and will continue to have, significant effects on the operations and results of financial institutions.  There can be no assurance that a particular financial institution will not experience a material adverse effect on its net interest income in a changing interest rate environment.  Factors such as the liquidity of the global financial markets, and the availability and cost of credit may significantly affect the activity levels of customers with respect to the size, number and timing of transactions.  Fluctuation in interest rates, which affect the value of assets and the cost of funding liabilities, are not predictable or controllable, may vary and may impact economic activity in various regions.

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Competition.  The group of industries related to banks and diversified financials, including the banking sector, is extremely competitive, and it is expected that the competitive pressures will increase.  Merger activity in the financial services industry has resulted in and is expected to continue to result in, larger institutions with greater financial and other resources that are capable of offering a wider array of financial products and services.  The group of industries related to banks and diversified financials has become considerably more concentrated as numerous financial institutions have been acquired by or merged into other institutions.  The majority of financial institutions in which the Company will invest will be relatively small with significantly fewer resources and capabilities than larger institutions; this size differential puts them at a competitive disadvantage in terms of product offering and access to capital.  Technological advances and the growth of e-commerce have made it possible for non-financial institutions and non-bank financial institutions to offer products and services that have traditionally been offered by banking and other financial institutions.  It is expected that the cross-industry competition and inter-industry competition will continue to intensify and may be adverse to the financial institutions in which the Company invests.

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Regulatory Risk.  Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding, their ability to operate, and the value of the Company’s investments.  Changes to these regulations could have an adverse effect on their operations and operating results and our investments.  The Company expects to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight.  Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the “CFPB”) rulemaking or otherwise.  The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Ownership of the stock of certain types of regulated banking institutions may subject the Company to additional regulations. Investments in banking institutions and transactions related to the Company’s investments may require approval from one or more regulatory authorities. If the Company were deemed to be a bank holding company or thrift holding company, bank holding companies or thrift holding companies that invest in the Company would be subject to certain restrictions and regulations;

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Borrowing Risks and Leverage Risks. Money borrowed will be subject to interest and other costs (including commitment fees and/or the cost of maintaining minimum average balances). Unless the income and capital appreciation, if any, on securities acquired with borrowed funds exceed the cost of borrowing, the use of leverage will diminish the investment performance of the Company. The amount the Company may borrow is limited by the provisions of Section 18 of the 1940 Act, which requires a fund to have net asset coverage of 300% of the amount of its indebtedness, including amounts borrowed. As a result, the value of the Company’s total indebtedness may not exceed one-third of the value of the Company’s total assets, including the value of the any assets purchased using the proceeds of the indebtedness.

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Closed-End Fund Risks. The Company is a non-diversified, closed-end management investment company and designed primarily for long-term investors. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) because investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Shares of the Company may trade at a discount the Company’s NAV. See “Risks—Market Discount Risk.”

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Convertible Securities. The Company may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Company generally treats such securities as equity securities. By investing in convertible securities, the Company may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.

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Derivatives Risks. The Company’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying asset, rate or index, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying asset, rate or index; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding, or may not recover at all. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Company is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Company will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security. Certain of the derivative investments in which the Company may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to the Company’s derivative investments would not be available to the Company for other investment purposes, which may result in lost opportunities for gain.

The derivative instruments and techniques that the Company may principally use include:

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Futures. A futures contract is a standardized agreement to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well-conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Company’s initial investment in such contracts.

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Options. If the Company buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Company. If the Company sells an option, it sells to another person the right to buy from or sell to the Company a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Company. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

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Swaps. A swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Company’s obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are particularly subject to counterparty credit, liquidity, valuation, correlation and leverage risk. Certain standardized swaps are now subject to mandatory central clearing requirements and others are now required to be exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty and liquidity risk, they do not make swap transactions risk-free. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Company or if the reference index, security or investments do not perform as expected. The Company’s use of swaps may include those based on the credit of an underlying security, commonly referred to as “credit default swaps.” Where the Company is the buyer of a credit default swap contract, it would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract only in the event of a default or similar event by a third party on the debt obligation. If no default occurs, the Company would have paid to the counterparty a periodic stream of payments over the term of the contract and received no benefit from the contract. When the Company is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay an amount equal to the par (or other agreed-upon) value of a referenced debt obligation upon the default or similar event of that obligation. The use of credit default swaps can result in losses if the Company’s assumptions regarding the creditworthiness of the underlying obligation prove to be incorrect. The Company will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time. In cases where the Company is the writer, or seller, of a swap agreement, the segregated amount will be equal to the full, un-netted amount of the Company’s contractual obligation (the “notional amount”).

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Equity Risk. The Company’s investments in equity securities may subject the Company to volatility and the following risks: (i) prices of stock may fall over short or extended periods of time; (ii) cyclical movements of the equity market may cause the value of the Company’s securities to fluctuate drastically from day to day; and (iii) individual companies may report poor results or be negatively affected by industry and or economic trends and developments.

In general, stock values are affected by activities specific to the company as well as general market, economic and political conditions. The NAV of the Company and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Company invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the stocks held by the Company; (ii) the earnings of the companies in which the Company invests will not continue to grow at expected rates, thus causing the price of the underlying stocks to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its stock due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the stock of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a stock may prove to be wrong; and (vi) a decline in investor demand for the stocks held by the Company also may adversely affect the value of the securities.

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Fixed-Income Instruments Risks. Changes in interest rates generally will cause the value of fixed-income instruments held by the Company to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. In addition, a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. For example, if a portfolio has a duration of three years, and interest rates increase (fall) by 1%, the portfolio would decline (increase) in value by approximately 3%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by a Fund and, therefore, the Company’s exposure to changes in interest rates. A fund with a negative average portfolio duration may increase in value when interest rates rise, and generally incurs a loss when interest rates decline. If an issuer calls or redeems an instrument held by a Fund during a time of declining interest rates, the Company might need to reinvest the proceeds in an investment offering a lower yield, and therefore may not benefit from any increase in value as a result of declining interest rates.

Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate instruments to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. The Company may invest in short-term securities that, when interest rates decline, affect the Company’s yield as these securities mature or are sold and the Company purchases new short-term securities with lower yields. Subordinated debt securities that receive payments of interest and principal after other more senior security holders are paid carry the risk that the issuer will not be able to meet its obligations and that the subordinated investments may lose value. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by its cash flow.
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Floating or Variable Rate Securities Risk. Floating or variable rate securities pay interest at rates that adjust in response to changes in a specified interest rate or reset at predetermined dates (such as the end of a calendar quarter). Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Conversely, floating or variable rate securities will not generally increase in value if interest rates decline. The impact of interest rate changes on floating or variable rate securities is typically mitigated by the periodic interest rate reset of the investments. Floating or variable rate securities can be rated below investment grade or unrated; therefore, the Company relies heavily on the analytical ability of the Adviser. Lower-rated floating or variable rate securities are subject to many of the same risks as high yield securities, although these risks are reduced when the instruments are senior and secured as opposed to many high yield securities that are junior and unsecured. Floating or variable rate securities are often subject to restrictions on resale, which can result in reduced liquidity.

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Foreign Currency Risks. Investments made by the Company, and the income received by the Company with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Company are maintained in U.S. dollars. The Adviser may, but is not required to, elect for the Company to seek to protect itself from changes in currency exchange rates through hedging transactions, depending on market conditions. The Company may incur costs in connection with the conversions between various currencies. In addition, certain countries may impose foreign currency exchange controls or other restrictions on the repatriation, transferability or convertibility of currency.

A forward foreign currency contract is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the forward contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency futures are similar to currency forward contracts, except that they are traded on an exchange and standardized as to contract size and delivery date. Most currency futures call for payment or delivery in U.S. dollars. Unanticipated changes in currency prices may result in losses to the Company and poorer overall performance for the Company than if it had not entered into currency forward or futures contracts. The Company may enter into forward or futures contracts under various circumstances, including for hedging purposes.

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General Market Risk. The NAV of the Company and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Company invests is based upon the market’s perception of value and is not necessarily an objective measure of the securities’ value. Other general market risks include: (i) the market may not recognize what the Adviser believes to be the true value or growth potential of the securities held by the Company; (ii) the earnings of the companies in which the Company invests will not continue to grow at expected rates, thus causing the price of the underlying securities to decline; (iii) the smaller a company’s market capitalization, the greater the potential for price fluctuations and volatility of its securities due to lower trading volume for the stock, less publicly available information about the company and less liquidity in the market for the stock; (iv) the potential for price fluctuations in the securities of a medium capitalization company may be greater than that of a large capitalization company; (v) the Adviser’s judgment as to the growth potential or value of a security may prove to be wrong; and (vi) a decline in investor demand for the securities held by the Company also may adversely affect the value of the securities.

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High-Yield Securities Risks. Below investment grade instruments are commonly referred to as “junk” or high-yield instruments and are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. Lower grade instruments may be particularly susceptible to economic downturns. It is likely that a prolonged or deepening economic recession could adversely affect the ability of the issuers of such instruments to repay principal and pay interest thereon, increase the incidence of default for such instruments and severely disrupt the market value of such instruments.

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Lower grade instruments, though higher yielding, are characterized by higher risk. The retail secondary market for lower grade instruments, which are often thinly traded or subject to irregular trading, may be less liquid than that for higher rated instruments. Such instruments can be more difficult to sell and to value than higher rated instruments because there is generally less public information available about such securities. As a result, subjective judgment may play a greater role in valuing such instruments. Adverse conditions could make it difficult at times for the Company to sell certain instruments or could result in lower prices than those used in calculating the Company’s NAV. Because of the substantial risks associated with investments in lower grade instruments, investors could lose money on their investment in the Company, both in the short-term and the long-term.

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Illiquid Securities Risks. The Company may invest in illiquid securities. The Company may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Company’s assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities.

Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The Adviser’s judgment may play a greater role in the valuation process. Investment of the Company’s assets in illiquid and restricted securities may restrict the Company’s ability to take advantage of market opportunities. To dispose of an unregistered security, the Company, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, thereby enabling the Company to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Company would bear market risks during that period. Liquidity risk may impact the Company’s ability to meet Shareholder repurchase requests and as a result, the Company may be forced to sell securities at inopportune prices.

Certain fixed-income instruments are not readily marketable and may be subject to restrictions on resale. Fixed-income instruments may not be listed on any national securities exchange and no active trading market may exist for certain of the fixed-income instruments in which the Company will invest. Where a secondary market exists, the market for some fixed-income instruments may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In addition, dealer inventories of certain securities are at historic lows in relation to market size, which indicates a potential for reduced liquidity as dealers may be less able to “make markets” for certain fixed-income securities.

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Interest Rate Risk. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

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International Securities Risks. Certain foreign countries may impose exchange control regulations, restrictions on repatriation of profit on investments or of capital invested, local taxes on investments, and restrictions on the ability of issuers of non-U.S. securities to make payments of principal and interest to investors located outside the country, whether from currency blockage or otherwise. In addition, the Company will be subject to risks associated with adverse political and economic developments in foreign countries, including seizure or nationalization of foreign deposits, the imposition of economic sanctions, different legal systems and laws relating to bankruptcy and creditors’ rights and the potential inability to enforce legal judgments, all of which could cause the Company to lose money on its investments in non-U.S. securities. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Because non-U.S. securities may trade on days when the Company’s shares are not priced, NAV may change at times when the Company’s shares cannot be sold.

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Foreign banks and securities depositories at which the Company holds its international securities and cash may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight. Additionally, many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws. Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

In recent years, the European financial markets have experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe, including countries that do not use the Euro. These events may affect the value and liquidity of certain of the Company’s investments.

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Large Investors Risk. Ownership of Shares of the Company may be concentrated among certain institutional investors who purchase Shares. The ownership of large numbers of Shares of the Company by one or more institutional investors could, depending on the size of such ownership, result in such investors being a position to exercise significant influence on matters put to a vote of Shareholders. Dispositions of shares by large investors could adversely impact the market price and premium or discount to NAV at which the Shares trade. In certain circumstances, dispositions of Shares by large investors could potentially limit the Company’s use of any capital loss carryforwards and certain other losses to offset future realized capital gains (if any).

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Legislation and Regulatory Changes Risk. Changes in government legislation, regulation and/or intervention may change the way the Adviser or the Company is regulated, affect the expenses incurred directly by the Company and the value of its investments, and limit and/or preclude a Fund’s ability to or increase the Company’s costs associated with implementing its investments strategies. Changes to tax laws and regulations may also result in certain tax consequences for the Company and/or investors. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects. In addition to exposing a Fund to potential new costs and expenses, additional regulation or changes to existing regulation may also require changes to the Company’s investment practices. The Adviser cannot predict the effects of any new governmental regulation that may be implemented, and there can be no assurance that any new governmental regulation will not adversely affect the Company’s ability to achieve its respective investment objective.

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Leverage Risk. Although the Company presently intends to utilize leverage, there can be no assurance that the Company will do so, or that, if utilized, it will be successful during any period in which it is employed. Leverage is a speculative technique that exposes the Company to greater risk and higher costs than if it were not implemented. The Company anticipates using leverage through borrowings from certain financial institutions or the use of reverse repurchase agreements. The Company is permitted to obtain leverage using any form or combination of financial leverage instruments, including through funds borrowed from banks or other financial institutions (i.e., a credit facility), margin facilities, Securitizations (to the extent permitted by law or regulatory guidance and to the extent that such Securitizations are deemed to be a borrowing of the Company), the issuance of preferred shares or notes and the leverage attributable to reverse repurchase agreements, dollar rolls or similar transactions in an aggregate amount up to 33 1/3% of the Company’s Managed Assets immediately after giving effect to the leverage. The Company may use leverage opportunistically and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, at any time based on the Adviser’s assessment of market conditions and the investment environment. Managed Assets includes assets attributable to financial leverage instruments of any form. The Company’s total leverage, either through borrowings, preferred stock issuance or effective leverage, may not exceed 33 1/3% of the Company’s Managed Assets.

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The use of leverage through borrowing of money or the issuance of preferred shares to purchase additional securities creates an opportunity for increased net investment income, but also creates risks for the holders of Shares, including increased variability of the Company’s net income, distributions and/or NAV in relation to market changes. Increases and decreases in the value of the Company’s portfolio will be magnified when the Company uses leverage. As a result, leverage may cause greater changes in the Company’s NAV, which could have a material adverse impact on the Company’s business, financial condition and results of operations. The Company will also have to pay interest and dividends on its borrowings, which may reduce the Company’s current income. This interest expense may be greater than the Company’s current income on the underlying investment. The Company’s leveraging strategy may not be successful. The use of leverage to purchase additional investments creates an opportunity for increased Share dividends, but also creates special risks and considerations for the Shareholders, including:

○	The likelihood of greater volatility of NAV, market price and dividend rate of the Shares than a comparable portfolio without leverage;

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The risk that fluctuations in interest rates on borrowings and short-term debt or in the interest or dividend rates on any leverage that the Company must pay will reduce the return to the Shareholders;

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The effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Shares than if the Company were not leveraged, may result in a greater decline in the market price of the Shares;

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When the Company uses financial leverage, the investment advisory fees payable to the Adviser will be higher than if the Company did not use leverage, including periods when the Company is losing money, and because the fees paid will be calculated based on the Company’s Managed Assets there may be a financial incentive to the Adviser to increase the Company’s use of leverage and create an inherent conflict of interests;

○	Leverage increases operating costs, which will be borne entirely by the Shareholders and may reduce total return; and

○	Certain types of borrowings and issuances of preferred stock by the Company may result in the Company being subject to covenants relating to asset coverage and Fund composition requirements.

If the Company enters into a credit facility, the Company may be required to prepay outstanding amounts or incur a penalty rate of interest upon the occurrence of certain events of default. The Company would also likely have to indemnify the lenders under the credit facility against liabilities they may incur in connection therewith. In addition, the Company expects that any credit facility would contain covenants that, among other things, likely would limit the Company’s ability to pay distributions in certain circumstances, incur additional debt, change certain of its investment policies and engage in certain transactions, including mergers and consolidations, and require asset coverage ratios in addition to those required by the 1940 Act. The Company may be required to pledge its assets and to maintain a portion of its assets in cash or high-grade securities as a reserve against interest or principal payments and expenses.

Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses, that the market value of the securities sold by the Company may decline below the price of the securities the Company is obligated to repurchase and that the securities may not be returned to the Company. There is no assurance that reverse repurchase agreements can be successfully employed.

The Company may in the future issue preferred shares as a form of financial leverage. Any such preferred shares of the Company would be senior to the Company’s Shares, such that holders of preferred shares would have priority over the distribution of the Company’s assets, including dividends and liquidating distributions. If preferred shares are issued and outstanding, holders of the preferred shares would elect two trustees of the Company, voting separately as a class.
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Limited Investment Opportunities Risk. Certain markets in which the Company may invest are extremely competitive for attractive investment opportunities and, as a result, there may be reduced expected investment returns. The market for debt issued by financial institutions, particularly those financial institutions in the U.S. community bank sector, is more limited than the market for other debt issuances. There can be no assurance that sufficient investment opportunities will be available.  The Company’s primary competitors in providing financing and capital to community banks include public and private funds, commercial banks, investment banks, correspondent banks, commercial financing companies, high net worth individuals, private equity funds, and hedge funds. Some of the Company’s competitors may be substantially larger than the Company and may have access to greater financial, technical, and marketing resources that the Company. There can be no assurance that the Adviser will be able to identify or successfully pursue attractive investment opportunities in such environments. Among other factors, competition for suitable investments from other pooled investment vehicles and other classes of investors may reduce the availability of investment opportunities. Certain of the Company’s competitors may not be subject to the regulatory restrictions that the 1940 Act imposes on the Company as an investment company or to the source-of-income, asset diversification, and distribution requirements the Company intends to satisfy to qualify as a RIC. Certain competitors may also have higher risk tolerances or different risk assumptions, which could allow them to consider a wider array of investment opportunities than the Company intends to consider. There has been significant growth in the number of firms organized to make investments similar to those which the Company intends to make, which may result in increased competition to the Company in obtaining suitable investments. Additionally, the Adviser may have to allocate the available investment opportunities between various other Funds and accounts managed by the Adviser with similar investment strategies. Such allocation decisions will be made subject to the Adviser’s Trade Aggregation and Allocation Policies and Procedures. There may also be competition to sell investments. If many investment funds that pursue similar strategies were forced to liquidate positions at the same time, market liquidity would be reduced, which may cause prices to drop, and volatility to increase and may exacerbate the losses of the Company.

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Limited Term Risk. Unless the Company completes an Eligible Tender Offer and converts to perpetual existence, the Company will terminate on or about the Termination Date. The Company is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Company is not a “target term” fund whose investment objective is to return its original net asset value on the termination date. The Company’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $[•] per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer. See “Risks—Market Discount Risk.”

Because the assets of the Company will be liquidated in connection with the termination, the Company will incur transaction costs in connection with dispositions of portfolio securities. The Company does not limit its investments to securities having a maturity date prior to the Termination Date and may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, which may cause the Company to lose money. In particular, the Company’s portfolio may still have significant remaining average maturity and duration, and large exposures to below investment grade securities, as the Termination Date approaches, and losses due to portfolio liquidation may be significant. Beginning one year before the Termination Date (the “wind-down period”), the Company may begin liquidating all or a portion of the Company’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of its Managed Assets in the securities of financial institutions and may not achieve its investment objective. During the wind-down period, the Company’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. The disposition of portfolio investments by the Company could cause market prices of such instruments, and hence the NAV and market price of the Shares, to decline. In addition, disposition of portfolio investments will cause the Company to incur increased brokerage and related transaction expenses. The Company may receive proceeds from the disposition of portfolio investments that are less than the valuations of such investments by the Company. Rather than reinvesting the proceeds of matured, called or sold securities, the Company may invest such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance and the market price of the Shares. The Company may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. Upon a termination, it is anticipated that the Company will have distributed substantially all of its net assets to Shareholders, although securities for which no market exists or securities trading at depressed prices, if any, may be placed in a liquidating trust. Shareholders will bear the costs associated with establishing and maintaining a liquidating trust, if necessary. Securities placed in a liquidating trust may be held for an indefinite period of time until they can be sold or pay out all of their cash flows. The Company cannot predict the amount, if any, of securities that will be required to be placed in a liquidating trust.
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If the Company conducts an Eligible Tender Offer, the Company anticipates that funds to pay the aggregate purchase price of Shares accepted for purchase pursuant to the tender offer will be first derived from any cash on hand and then from the proceeds from the sale of portfolio investments held by the Company. In addition, the Company may be required to dispose of portfolio investments in connection with any reduction in the Company’s outstanding leverage necessary in order to maintain the Company’s desired leverage ratios following a tender offer. The risks related to the disposition of securities in connection with the Company’s termination also would be present in connection with the disposition of securities in connection with an Eligible Tender Offer. It is likely that during the pendency of a tender offer, and possibly for a time thereafter, the Company will hold a greater than normal percentage of its total assets in cash and cash equivalents, which may impede the Company’s ability to achieve its investment objective and decrease returns to Shareholders. If the Company’s tax basis for the investments sold is less than the sale proceeds, the Company will recognize capital gains, which the Company will be required to distribute to Shareholders. In addition, the Company’s purchase of tendered Shares pursuant to a tender offer will have tax consequences for tendering Shareholders and may have tax consequences for non-tendering Shareholders. The purchase of Shares by the Company pursuant to a tender offer will have the effect of increasing the proportionate interest in the Company of non-tendering Shareholders. All Shareholders remaining after a tender offer will be subject to proportionately higher expenses due to the reduction in the Company’s total assets resulting from payment for the tendered Shares. Such reduction in the Company’s total assets may also result in less investment flexibility, reduced diversification and greater volatility for the Company, and may have an adverse effect on the Company’s investment performance.

The Company is not required to conduct an Eligible Tender Offer. If the Company conducts an Eligible Tender Offer, there can be no assurance that tendered Shares will not exceed the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Shares will be repurchased pursuant to the Eligible Tender Offer and the Company will terminate on or before the Termination Date (subject to possible extensions). Following the completion of an Eligible Tender Offer in which the tendered Shares do not exceed the Termination Threshold, the Board may eliminate the Termination Date upon the affirmative vote of a majority of the Board and without a Shareholder vote. Thereafter, the Company will have a perpetual existence. The Company is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to perpetual existence. Therefore, remaining Shareholders may not have another opportunity to participate in a tender offer. Shares of closed-end management investment companies frequently trade at a discount from their net asset value, and as a result remaining Shareholders may only be able to sell their Shares at a discount to NAV.

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Liquidity and Valuation Risks. It may be difficult for the Company to purchase and sell particular investments within a reasonable time at a favorable price. The capacity of traditional fixed-income market makers has not kept pace with the consistent growth in the fixed-income markets in recent years, which has led to reductions in the capacity of such market makers to engage in fixed-income trading and, as a result, dealer inventories of corporate fixed-income and floating rate instruments are at or near historic lows relative to market size. These concerns may be more pronounced in the case of high yield fixed-income and floating rate instruments than higher quality fixed-income instruments. Market makers tend to provide stability and liquidity to debt-securities markets through their intermediary services, and their reduced capacity and number could lead to diminished liquidity and increased volatility in the fixed-income markets. In addition, the Company’s ability to sell an instrument under favorable conditions may be negatively impacted by, among other things, the sale of the same or similar instruments by other market participants at the same time.

To the extent that there is not an established liquid market for instruments in which the Company invests, or there is a reduced number or capacity of traditional market makers with respect to certain instruments, trading in such instruments may be relatively inactive or irregular. In addition, during periods of reduced market liquidity or market turmoil, or in the absence of readily accessible market quotations for an investment in the Company’s portfolio, the ability of the Company to assign an accurate daily value to that investment may be limited and the Adviser may be required to perform a fair valuation of the instrument. Fair value determinations are inherently subjective and reflect good faith judgments based on available information. Accordingly, there can be no assurance that the determination of an instrument’s fair value, conducted in accordance with the Company’s valuation procedures, will in fact approximate the price at which the Company could sell that instrument at the time of the fair valuation. The Company relies on various sources of information to value investments and calculate net asset value. The Company may obtain pricing information from third parties that are believed to be reliable. In certain cases, this information may be unavailable or this information may be inaccurate because of errors by the third parties, technological issues, absence of current  or reliable market data or otherwise, which could impact the Company’s ability to accurately value its investments or calculate its NAV.
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Liquidity and valuation risks may be more pronounced in a rising interest rate environment, and the Company that hold a significant percentage of fair valued or otherwise difficult to value securities may be particularly susceptible to the risks associated with valuation. For additional information about valuation determinations, see “Determination of Net Asset Value” below. Portions of the Company’s portfolio that are fair valued or difficult to value vary from time to time. The Company’s Shareholder reports contain detailed information about the Company’s holdings that are fair valued or difficult to value, including values of such holdings as of the dates of the reports.

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Management Risk. The Company is actively managed and its performance may reflect the Adviser’s ability to make decisions which are suited to achieving the Company’s investment objective. Due to its active management, the Company could under perform other funds with similar investment objective.

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Market Discount Risk. Shares of closed-end management investment companies frequently trade at a discount from their NAV, which is a risk separate and distinct from the risk that the Company’s NAV could decrease as a result of its investment activities. Although the value of the Company’s net assets is generally considered by market participants in determining whether to purchase or sell Shares, whether investors will realize gains or losses upon the sale of Shares will depend entirely upon whether the market price of Shares at the time of sale is above or below the investor’s purchase price for Shares. Because the market price of Shares will be determined by factors such as NAV, dividend and distribution levels (which are dependent, in part, on expenses), supply of and demand for Shares, stability of dividends or distributions, trading volume of Shares, general market and economic conditions and other factors beyond the control of the Company, the Company cannot predict whether Shares will trade at, below or above NAV or at, below or above the initial public offering price. This risk may be greater for investors expecting to sell their Shares soon after the completion of the public offering, as the NAV of the Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Shares of the Company are designed primarily for long-term investors; investors in Shares should not view the Company as a vehicle for trading purposes.

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Portfolio Turnover Risk. The Company’s annual portfolio turnover rate may vary greatly from year to year, as well as within a given year. The portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Company. High portfolio turnover may result in the realization of net short-term capital gains by the Company which, when distributed to Shareholders, will be taxable as ordinary income. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage and other transactional expenses that are borne by the Company.

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Prepayment Risk. When interest rates decline, fixed income securities with stated interest rates may have their principal paid earlier than expected. This may result in the Company having to reinvest that money at lower prevailing interest rates, which can reduce the returns of the Company.

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Rating Agencies Risk. Rating agencies may fail to make timely changes in credit ratings and an issuer’s current financial condition may be better or worse than a rating indicates. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

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Repurchase Agreement Risks. Repurchase agreements typically involve the acquisition by the Company of fixed-income securities from a selling financial institution such as a bank or broker-dealer. The agreement provides that the Company will sell the securities back to the institution at a fixed time in the future. Repurchase agreements involve the risk that a seller will become subject to bankruptcy or other insolvency proceedings or fail to repurchase a security from the Company. In such situations, the Company may incur losses including as a result of (i) a possible decline in the value of the underlying security during the period while the Company seeks to enforce its rights thereto, (ii) a possible lack of access to income on the underlying security during this period, and (iii) expenses of enforcing its rights.

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Reverse Repurchase Agreement Risks. A reverse repurchase agreement is the sale by the Company of a debt obligation to a party for a specified price, with the simultaneous agreement by the Company to repurchase that debt obligation from that party on a future date at a higher price. Similar to borrowing, reverse repurchase agreements provide the Company with cash for investment purposes, which creates leverage and subjects the Company to the risks of leverage, including increased volatility. Reverse repurchase agreements also involve the risk that the other party may fail to return the securities in a timely manner or at all. The Company could lose money if it is unable to recover the securities and the value of collateral held by the Company, including the value of the investments made with cash collateral, is less than the value of securities. Reverse repurchase agreements also create Fund expenses and require that the Company have sufficient cash available to purchase the debt obligations when required. Reverse repurchase agreements also involve the risk that the market value of the debt obligation that is the subject of the reverse repurchase agreement could decline significantly below the price at which the Company is obligated to repurchase the security.

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RIC-Related Risks of Investments Generating Non-Cash Taxable Income. Certain of the Company’s investments will require the Company to recognize taxable income in a taxable year in excess of the cash generated on those investments during that year. In particular, the Company expects to invest in debt obligations that will be treated as having “market discount” and/or OID for U.S. federal income tax purposes. Additionally, some of the CLOs in which the Company invests may be considered passive foreign investment companies, or under certain circumstances, controlled foreign corporations. Because the Company may be required to recognize income in respect of these investments before, or without receiving, cash representing such income, the Company may have difficulty satisfying the annual distribution requirements applicable to RICs and avoiding Fund-level U.S. federal income and/or excise taxes. Accordingly, the Company may be required to sell assets, including at potentially disadvantageous times or prices, raise additional debt or equity capital, make taxable distributions of its shares or debt securities, or reduce new investments, to obtain the cash needed to make these income distributions. If the Company liquidates assets to raise cash, the Company may realize gain or loss on such liquidations; in the event the Company realizes net capital gains from such liquidation transactions, the Company Shareholders may receive larger capital gain distributions than they would in the absence of such transactions. Furthermore, under proposed treasury regulations, certain income derived by the Company from a CLO that is a passive foreign investment company or controlled foreign corporation would generally constitute qualifying income for purposes of the income test applicable to RICs only to the extent the applicable CLO makes current distributions of the corresponding income to the Company. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final.

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Risks Relating to the Company’s RIC Status. To qualify and remain eligible for the special tax treatment accorded to a RIC and its Shareholders under the Code, the Company must meet certain source-of-income, asset diversification and annual distribution requirements. Very generally, to qualify as a RIC, the Company must derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, net income from certain publicly traded partnerships or other income derived with respect to its business of investing in stock or other securities. The Company must also meet certain asset diversification requirements at the end of each quarter of each of its taxable years. Failure to meet these diversification requirements on the last day of a quarter may result in the Company having to dispose of certain investments quickly to prevent the loss of RIC status. Any such dispositions could be made at disadvantageous prices or times, and may result in substantial losses to the Company. In addition, to be eligible for the special tax treatment accorded RICs, the Company must meet the annual distribution requirement, requiring it to distribute with respect to each taxable year an amount at least equal to 90% of the sum of its “investment company taxable income” (generally its taxable ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, and determined without regard to any deduction for dividends paid) and its net tax-exempt income (if any), to its Shareholders. If the Company fails to qualify as a RIC for any reason and becomes subject to corporate tax, the resulting corporate taxes could substantially reduce its net assets, the amount of income available for distribution and the amount of its distributions. Such a failure would have a material adverse effect on the Company and its Shareholders. In addition, the Company could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions to re-qualify as a RIC.

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Securitization Risks.  To the extent permissible under the risk retention rules and applicable provisions of the 1940 Act, the Company may enter into Securitizations to finance its investments, including through the formation of one or more Structured Products, while retaining all or most of the exposure to the performance of these investments. Any Securitization would involve contributing or selling a pool of assets to a special purpose entity, and that entity selling debt interests on a non-recourse or limited-recourse basis to purchasers. These Securitizations may be formed by the Company or may be entered into through joint venture arrangements. The Company also may sell certain assets to a third party sponsor and purchase securities issued by a Structured Product sponsored by that third party for which the assets are part or all of the underlying assets held by the Structured Product.

If the Company creates a Structured Product, the Company will depend on distributions from that Structured Product’s assets out of that Structured Product’s earnings and cash flows to enable the Company to make distributions to Shareholders. The ability of the Structured Product to make distributions will be subject to various limitations, including the terms and covenants of the debt it issues. For example, tests (based on interest coverage or other financial ratios or other criteria) may restrict the Company’s ability, as holder of the equity interests in the Structured Product, to receive cash flow from these investments. There is no assurance any such performance tests will be satisfied. Also, a Structured Product may take actions that delay distributions in order to preserve ratings and to keep the cost of present and future financings lower or the Structured Product may be obligated to retain cash or other assets to satisfy over-collateralization requirements commonly provided for holders of the Structured Product’s debt. As a result, there may be a lag, which could be significant, between the repayment or other realization on a loan or other assets in, and the distribution of cash out of, a Structured Product, or cash flow may be completely restricted for the life of the Structured Product. If the Company does not receive cash flow from any such Structured Product that is necessary to satisfy the annual distribution requirement for maintaining the Company’s RIC status, and the Company is unable to obtain cash from other sources necessary to satisfy this requirement, the Company could fail to maintain its status as a RIC, which would have a material adverse effect on our financial performance.

In addition, a decline in the credit quality of loans in a Structured Product due to poor operating results of the relevant borrower, declines in the value of loan collateral or increases in defaults, among other things, may force a Structured Product to sell certain assets at a loss, reducing its earnings and, in turn, cash potentially available for distribution to the Company for distribution to Company Shareholders.

To the extent that any losses are incurred by the Structured Product in respect of any collateral, such losses will be borne first by the Company as owner of equity interests. Any equity interests that the Company retains in a Structured Product will not be secured by the assets of the Structured Product and the Company will rank behind all creditors of the Structured Product. Even though the Company expects that many of the loans that it contributes to any such Securitization to be rated below investment grade, because the securitization vehicle’s portfolio of loans would secure all of the debt issued by such vehicle, a portion of such debt may be rated investment grade, subject in each case to market conditions that may require such portion of the debt to be over collateralized and various other restrictions. If applicable accounting pronouncements or SEC staff guidance require the Company to consolidate the securitization vehicle’s financial statements with the Company’s financial statements, any debt issued by the Company would be generally treated as if it were issued by the Company for purposes of the asset coverage ratio applicable to the Company.

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Structured Products Risks. The Structured Products in which the Company may invest include CLOs and other asset-backed securities and debt securitizations, which are collateralized by a portfolio consisting primarily of unsecured, subordinated loans made to, and unsecured, subordinated debentures, notes or other securities issued by, community banks or other financial institutions. These Structured Products include those formed by third parties. Holders of Structured Products bear risks of the underlying assets and are subject to counterparty risk. The Company (and other investors in the Structured Product) ultimately bear the credit risk associated with the underlying assets. Most Structured Products are issued in multiple tranches that offer investors various maturity and credit risk characteristics, which are often categorized as senior, mezzanine, and subordinated/equity. The Company may invest in subordinated/equity tranches that expose the Company to a greater risk of total loss.

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The Company may have the right to receive payments only from the Structured Product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain Structured Products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in Structured Products generally pay their share of the Structured Product’s administrative and other expenses. Although it is difficult to predict whether the prices of assets underlying Structured Products will rise or fall, these prices (and, therefore, the prices of Structured Products) will be influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a Structured Product uses shorter-term financing to purchase longer-term securities, the issuer may be forced to sell its securities at below-market prices if it experiences difficulty in obtaining short-term financing, which may adversely affect the value of the Structured Products owned by the Company.

Certain Structured Products may be thinly traded or have a limited trading market. Structured products are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in Structured Products may be characterized by the Company as illiquid securities. An active dealer market may exist for certain of these investments that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Company to sell such securities. In addition, certain Structured Products may not be purchased or sold as easily as publicly traded securities, and, historically, the trading volume has been small relative to other markets. Structured Products may encounter trading delays due to their unique and customized nature, and transfers may require the consent of an agent bank and/or borrower. Because of the limited market, there may be less information available to investors regarding the underlying assets of a Structured Product than if the investors invested directly in the debt of the underlying obligors.

In addition to the general risks associated with fixed-income securities discussed herein, Structured Products carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in Structured Products are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Senior Debt, Subordinated Debt and Preferred Securities of Banks and Diversified Financial Companies Risk. Banks may issue subordinated debt securities, which have a lower priority to full payment behind other more senior debt securities. This means, for example, that if the issuing bank were to become insolvent, subordinated debt holders may not receive a full return of their principal because the bank would have to satisfy the claims of senior debt holders first. In addition to the risks generally associated with fixed income instruments (e.g., interest rate risk, credit risk, etc.), bank subordinated debt is also subject to risks inherent to banks. Because banks are highly regulated and operate in a highly competitive environment, it may be difficult for a bank to meet its debt obligations. Banks also may be affected by changes in legislation and regulations applicable to the financial markets. This is especially true in light of the large amount of regulatory developments in recent years. Bank subordinated debt is often issued by smaller community banks that may be overly concentrated in a specific geographic region, lack the capacity to comply with new regulatory requirements or lack adequate capital. Smaller banks may also have a lower capacity to withstand negative developments in the market in general. If any of these or other factors were to negatively affect a bank’s operations, the bank could fail to make payments on its debt obligations, which would hurt the Company’s bank subordinated debt investments.

Preferred securities are subject to risks associated with both equity and debt instruments. Because many preferred securities allow the issuer to convert its preferred stock into common stock, preferred securities are often sensitive to declining common stock values. In addition, certain preferred securities contain provisions that allow an issuer to skip or defer distributions, which may be more likely when the issuer is less able to make dividend payments as a result of financial difficulties. Preferred securities can also be affected by changes in interest rates, especially if dividends are paid at a fixed rate, and may also include call features in favor of the issuer. In the event of redemptions by the issuer, the Company may not be able to reinvest the proceeds at comparable or favorable rates of return. Preferred securities are generally subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments, and may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities.
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Trust Preferred Securities Risk. The risks associated with trust preferred securities include those risks typically associated with debt securities and preferred securities, including the risk of default. Trust preferred securities are typically subordinated to other classes of debt of the bank or other financial institution. As a result, the risk of recovery in case of default is higher for these securities than senior debt securities. Because the issuer is typically able to defer or skip payments for up to five years without being in default, distributions may not be made for extended periods of time. These securities are also subject to prepayment risk. Holders of trust preferred securities generally have limited voting rights to control the activities of the trust and no voting rights with respect to the parent corporation. The market for trust preferred securities may be limited due to restrictions on resale, and the market value may be more volatile than those of conventional debt securities. Many trust preferred securities are issued by trusts or other special purpose entities established by banks and financial institutions and are not a direct obligation of banks and other financial institutions.

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Uncertain Tax Treatment. The Company may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

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Unrated Securities Risks. The Company may purchase unrated securities which are not rated by a rating agency if the Adviser determines that the security is of comparable quality to a rated security that the Company may purchase. Unrated securities may be less liquid than comparable rated securities and involve the risk that the Adviser may not accurately evaluate the security’s comparative credit rating. Analysis of creditworthiness of issuers of high yield securities may be more complex than for issuers of higher-quality debt securities. To the extent that the Company purchases unrated securities, the Company’s success in achieving its investment objective may depend more heavily on the Adviser’s creditworthiness analysis than if the Company invested exclusively in rated securities.

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U.S. Government Securities Risks. Some obligations issued or guaranteed by U.S. government agencies, instrumentalities or GSEs, including, for example, pass-through certificates issued by Ginnie Mae, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by federal agencies or GSEs, such as securities issued by Fannie Mae or Freddie Mac, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency or GSE, while other obligations issued by or guaranteed by federal agencies or GSEs, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. The maximum potential liability of the issuers of some U.S. Government securities held by the Company may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

Other Risks Relating to the Company

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Cybersecurity Risks. Cybersecurity refers to the combination of technologies, processes and procedures established to protect information technology systems and data from unauthorized access, attack or damage. The Company and its respective affiliates and third-party service providers are subject to cybersecurity risks. Cybersecurity risks have significantly increased in recent years, and the Company could suffer material losses relating to cyber attacks or other information security breaches in the future. The Company’s and its respective affiliates’ and third-party service providers’ computer systems, software and networks may be vulnerable to unauthorized access, computer viruses or other malicious code and other events that could have a security impact. If one or more of such events occur, this potentially could jeopardize confidential and other information, including nonpublic personal information and sensitive business data, processed and stored in, and transmitted through, computer systems and networks, or otherwise cause interruptions or malfunctions in the Company’s operations or the operations of its respective affiliates and third-party service providers. This could result in financial losses to the Company and its Shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Company’s ability to calculate its NAV, process Shareholder transactions or otherwise transact business with Shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; or additional compliance costs. In addition, substantial costs may be incurred in an attempt to prevent any cyber incidents in the future. The Company has established risk management systems and business continuity plans designed to reduce the risks associated with cybersecurity. However, there is no guarantee that such efforts will succeed, especially since the Company does not directly control the cybersecurity systems of issuers or third-party service providers. The Company and its Shareholders could be negatively impacted as a result.

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Limited Operating History Risk. The Company is a non-diversified, closed-end management investment company. The Company has limited operating history. As a result, prospective investors in the Company have limited track record or history for the Company on which to base their investment decision. The Company is subject to all of the business risks and uncertainties associated with any new business, including the risk that the Company will not achieve its investment objective.

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Other Investment Companies Risks. To the extent the Company invests in other investment companies that invest in fixed-income securities, risks associated with investments in other investment companies will include fixed-income securities risks. In addition to the brokerage costs associated with the Company’s purchase and sale of the underlying securities, ETFs, mutual funds and closed-end funds incur fees that are separate from those of the Company. As a result, the Company’s Shareholders will indirectly bear a proportionate share of the operating expenses of the ETFs, mutual funds and closed-end funds, in addition to Fund expenses. Because the Company is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. ETFs are subject to additional risks such as the fact that the market price of its shares may trade above or below its NAV or an active market may not develop. The Company has no control over the investments and related risks taken by the underlying funds in which it invests. The 1940 Act and the rules and regulations adopted under that statute impose conditions on investment companies which invest in other investment companies, and as a result, the Company is generally restricted on the amount of shares of another investment company to shares amounting to no more than 3% of the outstanding voting shares of such other investment company.

In addition to risks generally associated with investments in mutual fund securities, ETFs and closed-end funds are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s or closed-end fund’s shares may be above or below its NAV; (ii) an active trading market for an ETF’s and closed-end fund’s shares may not develop or be maintained; (iii) the ETF or closed-end fund may employ an investment strategy that utilizes high leverage ratios; (iv) trading of an ETF’s or closed-end fund’s shares may be halted if the listing exchange’s officials deem such action appropriate; and (v) underlying ETF or closed-end fund shares may be de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) may temporarily stop stock trading.

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Regulatory and Legal Risks. U.S. and non-U.S. government agencies and other regulators regularly adopt new regulations and legislatures enact new statutes that affect the investments held by the Company, the strategies used by the Company or the level of regulation or taxation that applies to the Company. These statutes and regulations may impact the investment strategies, performance, costs and operations of the Company or the taxation of its Shareholders.

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Short Sales Risks. If a security sold short increases in price, the Company may have to cover its short position at a higher price than the short sale price, resulting in a loss. Short sales involve the risk that losses may exceed the amount invested and may be unlimited. The Company will ordinarily engage in short sales where it does not own or have the immediate right to acquire the security sold short, and as such must borrow those securities to make delivery to the buyer under the short sale transaction. The Company may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell related long positions earlier than it had expected. Thus, the Company may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons. Also, there is the risk that the counterparty to a short sale may fail to honor its contractual terms, causing a loss to the Company.

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Until the Company replaces a security borrowed in connection with a short sale, it may be required to maintain a segregated account of cash or liquid assets with a broker or custodian to cover the Company’s short position. Generally, securities held in a segregated account cannot be sold unless they are replaced with other liquid assets. The Company’s ability to access the pledged collateral may also be impaired in the event the broker becomes bankrupt, insolvent or otherwise fails to comply with the terms of the contract. In such instances, the Company may not be able to substitute or sell the pledged collateral and may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. Additionally, the Company must maintain sufficient liquid assets (less any additional collateral pledged to the broker), marked-to-market daily, to cover the borrowed securities obligations. This may limit the Company’s investment flexibility, as well as its ability to meet other current obligations.

In times of unusual or adverse market, economic, regulatory or political conditions, the Company may not be able, fully or partially, to implement its short selling strategy. Periods of unusual or adverse market, economic, regulatory or political conditions generally may exist for as long as six months and, in some cases, much longer.

MANAGEMENT OF THE COMPANY

Trustees

Pursuant to the Declaration of Trust (“Declaration of Trust”) and By-Laws (“By-Laws”), the Company’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Company’s management and operations. The Board consists of four members, three of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board were elected by the organizational Shareholder of the Company. The Statement of Additional Information provides additional information about the Trustees.

Angel Oak serves as the Company’s investment adviser pursuant to the terms of the Investment Advisory Agreement and subject to the authority of, and any policies established by, the Board. Pursuant to the Investment Advisory Agreement, the Adviser manages the Company’s investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Company’s officers and Trustees regularly.

The Board, including a majority of the Independent Trustees, oversees and monitors the Company’s investment performance. After an initial two-year term, the Board will review on an annual basis the Investment Advisory Agreement to determine, among other things, whether the fees payable thereunder are reasonable in light of the services provided.

Investment Personnel

The Adviser’s investment team includes:

Sreeniwas (Sreeni) V. Prabhu is Chief Investment Officer of the Adviser and a Portfolio Manager of the Company. Prior to co-founding the Adviser in 2009, Mr. Prabhu was the Chief Investment Officer of the $25 billion investment portfolio at Washington Mutual Bank for three years and was also part of the macro asset strategy team at the bank. Prior to joining Washington Mutual Bank, Mr. Prabhu worked for six years at SunTrust Bank in Atlanta, where he was responsible for investment strategies and served as head portfolio manager for the $3 billion commercial mortgage backed securities portfolio. He began his career at SunTrust in 1998 as a bank analyst focused on asset/liability management and liquidity strategies. Mr. Prabhu holds a B.B.A. in Economics from Georgia College and State University and an M.B.A. in Finance from Georgia State University.

Johannes Palsson is a Managing Director of the Adviser and a Portfolio Manager of the Company. Mr. Palsson’s primary focus is on investment research and management of community and regional bank debt across the firm’s strategies. Prior to joining the Adviser in 2011, Mr. Palsson served as chief financial officer for The Brand Banking Company where he managed the overall finance function. He began his career at SunTrust Robinson Humphrey in 1996 where the scope of his responsibilities included interest rate risk modeling and investment strategies. Mr. Palsson holds a finance degree from Georgia State University and an M.B.A. from Emory University’s Goizueta Business School.
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Navid Abghari is a Senior Portfolio Manager of the Adviser and a Portfolio Manager of the Company. Prior to joining the Adviser in 2015, Mr. Abghari was an Executive Director at J.P. Morgan Securities in New York where he was responsible for managing the U.S. bespoke tranche trading desk and U.S. hedging activities of the global bespoke tranche exposure. Mr. Abghari holds a B.B.A. in Economics and Finance from the University of Georgia, graduating Summa Cum Laude with Highest Honors.

Cheryl Pate, CFA® is a Senior Portfolio Analyst at the Adviser and a Portfolio Manager of the Company. Ms. Pate has more than 15 year’ experience in financial services and primarily focuses on investment research in the community and regional bank debt space. Ms. Pate joined the Adviser in 2017 from Morgan Stanley, where she spent 10 years in equity research focusing on the financial sector. Ms. Pate led the Consumer & Specialty Finance research team as an Executive Director and Senior Lead Analyst. Ms. Pate’s research coverage included the consumer finance, specialty finance, mortgage servicing/originations, mortgage REIT, payments, fintech and banking industries. Ms. Pate holds an M.B.A. from Duke University’s Fuqua School of Business and a B.S. in Commerce (Finance) from the University of British Columbia.

Administrator and Transfer Agent

[·] acts as administrator, fund accountant and transfer agent/dividend dispersing agent to the Company pursuant to respective agreements. [·] provides certain administrative services to the Company, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Company’s independent contractors and agents; preparation for signature by an officer of the Company of all documents required to be filed for compliance by the Company with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to Shareholder inquiries; and arranging for the maintenance of books and records of the Company, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, [·] does not have any responsibility or authority for the management of the Company, the determination of investment policy, or for any matter pertaining to the distribution of Company Shares.

Pursuant to the Company’s agreements with [·], [·] will receive fees from the Company for services performed as administrator, fund accountant and custodian. [·] expects to receive a fee based on the average daily net assets of the Company, subject to an annual minimum amount.

Concurrent Private Placement

Concurrently with the closing of this offering, certain “accredited investors,” as defined in the 1933 Act, including financial institutions, are purchasing in a separate private placement that does not involve any “public offering” within the meaning of Section 4(a)(2) of the 1933 Act and Regulation D thereunder at the price per share of $[ ]. These investors are obligated to purchase shares of the Company, subject to certain conditions outlined in their subscription agreements, including, among others, raising $50 million in the private placement and the completion of the public offering of the Shares. The Company will receive the full proceeds of this concurrent private placement. [ ] is acting as placement agent (in such capacity, the “Placement Agent”) in the Concurrent Private Placement. Certain investors in the Concurrent Private Placement will pay placement fees to the Placement Agent. In addition, the Adviser (and not the Company) will pay additional placement fees to the Placement Agent.

Custodian

[·], which has its principal office at [·], serves as custodian for the Company.
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FUND EXPENSES

The Adviser bears all of its own costs incurred in providing investment advisory services to the Company. As described below, however, the Company bears all other expenses incurred in the business and operation of the Company.

Expenses borne directly by the Company include:

·	brokerage and commission expenses;

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all expenses of transfer, receipt, safekeeping, servicing and accounting for the cash, securities and other property of the Company including all fees and expenses of its custodian and accounting services agent;

·	interest charges on any borrowings;

·	costs and expenses of pricing and calculating its daily net asset value and of maintaining its books of account required under the Investment Company Act;

·	taxes, if any;

·	a pro rata portion of expenditures in connection with meetings of the Company’s Shareholders and the Board that are properly payable by the Company;

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salaries and expenses of officers of the Company, including without limitation the Company’s Chief Compliance Officer, and fees and expenses of members of the Board or members of any advisory board or committee who are not members of, affiliated with or interested persons of the Adviser;

·	insurance premiums on property or personnel of the Company which inure to its benefit, including liability and fidelity bond insurance;

·	the cost of preparing and printing reports, proxy statements, prospectuses and statements of additional information of the Company or other communications for distribution to existing Shareholders;

·	legal, auditing and accounting fees;

·	all or any portion of trade association dues or educational program expenses determined appropriate by the Board;

·	fees and expenses (including legal fees) of registering and maintaining registration of its shares for sale under federal and applicable state and foreign securities laws;

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fees and expenses (including legal fees) of registering and maintaining registration of its shares for listing on the [New York Stock Exchange] or such other exchange on which the Company’s shares may be listed;

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all expenses of maintaining and servicing Shareholder accounts, including all charges for transfer, Shareholder recordkeeping, dividend disbursing and reinvesting, share repurchases, and other agents for the benefit of the Company, if any; and

·	all other charges and costs of its operation plus any extraordinary and non-recurring expenses, except as herein otherwise prescribed.

In addition, the Adviser may voluntarily waive its fees and/or reimburse certain expenses to limit the Total Annual Fund Operating Expenses.  The Adviser may amend, extend or discontinue any waiver at any time without advance notice. The Adviser may not recoup from the Company any amount waived or reimbursed expenses pursuant to this arrangement.

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Organization and Offering Costs

Organizational costs include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred by the Company and will be paid by the Adviser on behalf of the Company.

[The Company’s initial offering costs include, among other things, legal, accounting, printing and other expenses pertaining to this offering. Any offering costs paid by the Adviser on behalf of the Company will be recorded as a Payable for offering costs in the Statement of Assets and Liabilities and will be accounted for as a deferred charge until commencement of operations. Thereafter these initial offering costs will be amortized over [12 months] on a straight-line basis. Ongoing offering costs will be expensed as incurred.]

MANAGEMENT FEE

Pursuant to the Investment Advisory Agreement, and in consideration of the advisory services provided by the Adviser to the Company, the Adviser is entitled to a Management Fee. The Management Fee is calculated and payable monthly in arrears at the annual rate of 1.15% of the average daily value of the Company’s Managed Assets.

The Adviser has voluntarily agreed to waive its management fee to 0.85% of the Company’s Managed Assets for the first year of the Company’s operations. The Adviser may not recoup from the Company any amount waived pursuant to this arrangement.

Approval of the Investment Advisory Agreement

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement will be available in the Company’s [semi-annual] report on Form N-CSR for the period ending [•], which will be publicly filed with the SEC.

DETERMINATION OF NET ASSET VALUE

The NAV of the Shares of the Company will be computed based upon the value of the Managed Assets.  The Company’s NAV is calculated at the close of trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business (the NYSE is closed on weekends, most federal holidays and Good Friday). The Company’s NAV is calculated by dividing the value of the Company’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of Shares outstanding.

The Company’s assets generally are valued at their market value. If market prices are not readily available (including when they are not reliable), or if an event occurs after the close of the trading market but before the calculation of the NAV that materially affects the values, assets may be valued at a fair value, pursuant to guidelines established by the Board. For example, the Company may be obligated to fair value a foreign security because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. When pricing securities using the fair value guidelines established by the Board, the Company (with the assistance of its service providers) seeks to assign the value that represents the amount that the Company might reasonably expect to receive upon a current sale of the securities. In this regard, the Adviser, pursuant to the terms of the investment advisory agreement with the Company, has agreed to provide the Company’s pricing information that the Adviser reasonably believes may assist in the determination of fair value consistent with requirements under the 1940 Act and the Company’s valuation procedures. The Company’s fair value guidelines include the consideration of pricing information from one or more third-party pricing sources, which information is monitored by the Adviser daily. The Board oversees the Adviser’s implementation of the fair value guidelines established by the Board.
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Notwithstanding the foregoing, given the subjectivity inherent in fair valuation and the fact that events could occur after NAV calculation, the actual market prices for a security may differ from the fair value of that security as determined by the Company at the time of NAV calculation. Thus, discrepancies between fair values and actual market prices may occur on a regular and recurring basis. These discrepancies do not necessarily indicate that the Company’s fair value methodology is inappropriate. Once a security is fair valued, the Company will re-examine the appropriateness of the fair values on a regular basis. In addition, the Company and its service providers conduct systematic comparisons of transacted prices for sold positions and the most recent valuations, including fair values, on a monthly basis. To the extent the Company invests in other mutual funds, the Company’s NAV is calculated based, in part, upon the NAVs of such mutual funds; the prospectuses for those mutual funds in which the Company may invest describe the circumstances under which those mutual funds will use fair value pricing, which, in turn, affects their NAVs.

Because the Company relies on various sources to calculate its NAV, the Company is subject to certain operational risks associated with reliance on third-party service providers and data sources. The Company’s NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Company’s NAV and/or the inability to calculate its NAV over extended time periods. The Company may be unable to recover any losses associated with such failures.

CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by, among other things, having a portfolio manager focus on a particular investment discipline and/or reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Company may abuse their fiduciary duties to the Company.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Company may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. There has been significant growth in the number of firms organized to make investments similar to those which the Company intends to make, which may result in increased competition to the Company in obtaining suitable investments. Because the Adviser manages other funds and accounts with similar investments strategies as the Company that seek to invest in these limited investment opportunities, the Adviser may have to allocate available investment opportunities among the Company and other funds and accounts it manages. To deal with these situations, the Adviser has adopted Trade Aggregation and Allocation Policies and Procedures for allocating portfolio transactions across multiple accounts. In accordance with these procedures, at times, the Company may receive a smaller portion of an investment opportunity than desired or certain investment opportunities may be allocated to other funds or accounts managed by the Adviser as part of the allocation procedures.

From time to time, the Company and other funds or accounts managed by the Adviser may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities.  These investments could inherently give rise to conflicts of interest between or among the Company and the other holders of various classes of securities.  The Adviser and its clients may pursue or enforce rights with respect to an issuer in which the Company has invested, and those activities may have an adverse effect on the Company. Prices, availability, liquidity and terms of the Company’s investments may be negatively impacted by the activities of the Adviser and its clients, and Fund transactions may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

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Through the various activities of the Adviser and its affiliates, the Adviser and/or its affiliates may acquire material non-public information or otherwise be restricted from trading in certain potential investments that the Company otherwise might have purchased or sold.

With respect to securities transactions for clients, the Adviser determines which dealer to use to execute each order. However, the Adviser may direct securities transactions to a particular dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Company. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Additionally, because the amount of fees paid to the Adviser for its services is based on Managed Assets, the fees paid to the Adviser will be higher if the Company uses leverage, which may create an incentive for the Adviser to leverage the Company or increase the Company’s use of leverage.

CLOSED-END STRUCTURE

Closed-end funds differ from traditional, open-end management investment companies (“mutual funds”) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the Shareholder. By comparison, mutual funds issue securities that are redeemable and typically engage in a continuous offering of their shares. The Shares are designed primarily for long-term investors; you should not purchase Shares if you intend to sell them shortly after purchase. Shares of closed-end funds frequently trade at prices lower than their NAV. The Company cannot predict whether the Shares will trade at, above or below NAV. The Company’s NAV will be reduced immediately following this offering by the sales load and the amount of the offering expenses paid by the Company. In addition to NAV, the market price of the Shares may be affected by such factors as the Company’s dividend stability, dividend levels, which are in turn affected by expenses, and market supply and demand.

DISTRIBUTION POLICY

The Company intends to distribute to Shareholders all or a portion of its investment company taxable income monthly and net capital gains, if any, at least annually. The Company expects its initial distribution will be declared approximately [45] days, and paid approximately [60] days, after the completion of this offering. At times, in order to maintain a stable level of distributions, the Company may pay out less than all of its investment income or pay out accumulated undistributed income in addition to current net investment income. Dividend and capital gains distributions generally are used to purchase additional Shares of the Company. However, an investor can choose to receive distributions in cash. Dividend and capital gains distributions generally are taxable to Shareholders whether they are reinvested in shares of the Company or received in cash. Because not all investors can participate in the Dividend Reinvestment Plan (defined below), you should contact your broker or nominee to confirm that you are eligible to participate in the Plan.

The 1940 Act currently limits the number of times the Company may distribute long-term capital gains in any tax year, which may increase the variability of the Company’s distributions and result in certain distributions being comprised more heavily of long-term capital gains eligible for favorable income tax rates. In the future, the Adviser may seek Board approval to implement a managed distribution plan for the Company. The managed distribution plan would be implemented pursuant to an exemptive order from the SEC granting the Company an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder to permit it to include long-term capital gains as a part of its regular distributions to Shareholders more frequently than would otherwise be permitted by the 1940 Act (generally once or twice per year). If the Company implements a managed distribution plan, it would do so without a vote of the Shareholders.

Expenses of the Company will be accrued each day. To the extent that the Company’s net investment income for any year exceeds the total monthly distributions paid during the year, the Company will make a special distribution at or near year-end of such excess amount as may be required. Over time, all of the Company’s investment company taxable income will be distributed.
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At least annually, the Company intends to distribute any net capital gains (which is the excess of net long-term capital gains over net short-term capital loss) or, alternatively, to retain all or a portion of the year’s net capital gains and pay federal income tax on the retained gain. As provided under federal tax law, Shareholders of record as of the end of the Company’s taxable year will include their attributable share of the retained gain in their income for the year as a long-term capital gains, and will be entitled to a tax credit or refund for the tax deemed paid on their behalf by the Company. The Company may treat the cash value of tax credit and refund amounts in connection with retained capital gains as a substitute for equivalent cash distributions.

The tax treatment and characterization of the Company’s distributions may vary substantially from time to time because of the nature of the Company’s investments. If the Company’s total monthly distributions in any year exceed the amount of its net investment taxable income for the year, any such excess would be characterized as a return of capital for federal income tax purposes to the extent not designated as a capital gains dividend. Under the 1940 Act, for any distribution that includes amounts from sources other than net income (calculated on a book basis), the Company is required to provide Shareholders a written statement regarding the components of such distribution. Such a statement will be provided at the time of any distribution believed to include any such amounts. A return of capital is a distribution to Shareholders that is not attributable to the Company’s earnings but represents a return of part of the Shareholder’s investment. If the Company’s distributions exceed the Company’s current and accumulated earnings and profits, such excess will be treated first as a tax-free return of capital to the extent of the Shareholder’s tax basis in the Shares (thus reducing a Shareholder’s adjusted tax basis in his or her Shares), and thereafter as capital gains assuming the Shares are held as a capital asset. Upon the sale of Shares, a Shareholder generally will recognize capital gains or loss equal to the difference between the amount realized on the sale and the Shareholder’s adjusted tax basis in the Shares sold. [For example, in year one, a Shareholder purchased 100 shares of the Company at $10 per share. In year two, the Shareholder received a $1-per-share return of capital distribution, which reduced the basis in each share by $1, to give the Shareholder an adjusted basis of $9 per share. In year three, the Shareholder sells the 100 shares for $15 per share. Assuming no other transactions during this period, a Shareholder would have a capital gains in year three of $6 per share ($15 minus $9) for a total capital gains of $600.]

Shareholders may automatically reinvest some or all of their distributions in additional Shares under the Company’s dividend reinvestment plan. See “Dividend Reinvestment Plan.”

DIVIDEND REINVESTMENT PLAN

Pursuant to the Company’s Dividend Reinvestment Plan (the “Plan”), distributions of dividends and capital gains are automatically reinvested in Shares of the Company by [●] (the “Plan Agent”). Every Shareholder holding at least one full Share of the Company will be automatically enrolled in the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash.

If the Company declares a dividend or distribution payable either in cash or in Shares of the Company and the market price of shares on the payment date for the distribution or dividend equals or exceeds the Company’s NAV per share, the Company will issue Shares to participants at a value equal to the higher of NAV or 95% of the market price. The number of additional shares to be credited to each participant’s account will be determined by dividing the dollar amount of the distribution or dividend by the higher of NAV or 95% of the market price. If the market price is lower than NAV, or if dividends or distributions are payable only in cash, then participants will receive shares purchased by the Plan Agent on participants’ behalf on the NYSE or otherwise on the open market. If the market price exceeds NAV before the Plan Agent has completed its purchases, the average per share purchase price may exceed NAV, resulting in fewer shares being acquired than if the Company had issued new shares.

There are no brokerage charges with respect to Shares issued directly by the Company. However, whenever shares are purchased or sold on the NYSE or otherwise on the open market, each participant will pay a pro rata portion of brokerage trading fees, currently $0.05 per share purchased or sold. Brokerage trading fees will be deducted from amounts to be invested.

The reinvestment of dividends and net capital gains distributions does not relieve participants of any income tax that may be payable on such dividends or distributions.
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Purchases of additional shares of the Company will be made on the open market. Shareholders who elect to utilize monthly electronic fund transfers to buy additional shares of the Company will be charged a $[●] transaction fee plus $[●] per share brokerage trading fee for each automatic purchase. Shareholders can also sell Company shares held in the Plan account at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. The Plan Agent will mail a check to you (less applicable brokerage trading fees) on the settlement date, which is three business days after your shares have been sold. If you choose to sell your shares through your broker, you will need to request that the Plan Agent electronically transfer your shares to your broker through the Direct Registration System.

Shareholders participating in the Plan may withdraw from the Plan at any time by contacting the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. Such termination will be effective immediately if the notice is received by the Plan Agent prior to any dividend or distribution record date; otherwise, such termination will be effective on the first trading day after the payment date for such dividend or distribution, with respect to any subsequent dividend or distribution. If you withdraw, your shares will be credited to your account; or, if you wish, the Plan Agent will sell your full and fractional shares and send you the proceeds, less a transaction fee of $5.00 and less brokerage trading fees of $0.05 per share. If a Shareholder does not maintain at least one whole Share in the Plan account, the Plan Agent may terminate such Shareholder’s participation in the Plan after written notice. Upon termination, Shareholders will be sent a check for the cash value of any fractional share in the Plan account, less any applicable broker commissions and taxes.

Shareholders who hold at least one full share of the Company may join the Plan by notifying the Plan Agent by telephone, in writing or by visiting the Plan Agent’s web site at [●]. If received in proper form by the Plan Agent before the record date of a dividend, the election will be effective with respect to all dividends paid after such record date. If you wish to participate in the Plan and your shares are held in the name of a brokerage firm, bank or other nominee, please contact your nominee to see if it will participate in the Plan for you. If you wish to participate in the Plan, but your brokerage firm, bank or other nominee is unable to participate on your behalf, you will need to request that your shares be re-registered in your own name, or you will not be able to participate. The Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by you as representing the total amount registered in your name and held for your account by your nominee.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Company and the Plan Agent reserve the right to amend or terminate the Plan. Participants generally will receive written notice at least 60 days before the effective date of any amendment. In the case of termination, participants will receive written notice at least 60 days before the record date for the payment of any dividend or distribution by the Company.

All correspondence or additional information about the Plan should be directed to [●].

CERTAIN PROVISIONS IN THE DECLARATION OF TRUST AND BY-LAWS

The Declaration of Trust includes provisions that could have the effect of limiting the ability of entities or persons to acquire control of the Company or to change the composition of its Board. This could have the effect of depriving Shareholders of an opportunity to sell their Shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control over the Company. Such attempts could have the effect of increasing the expenses of the Company and disrupting the normal operation of the Company. The trustees are divided into three classes, designated class I, class II, and class III. The term of class I will expire on the date of the first annual meeting of Shareholders, or special meeting in lieu thereof; the term of class II will expire on the date of the second annual meeting of Shareholders, or special meeting in lieu thereof; and the term of class III will expire on the date of the third annual meeting of Shareholders, or special meeting in lieu thereof. At each annual meeting, one class of trustees will be elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the Board. A Trustee may be removed from office for cause only, and only by action of at least 75% of the outstanding Shares of the classes or series of Shares entitled to vote for the election of such Trustee, in addition to a written instrument, signed by at least 75% of the remaining trustees.

The Declaration of Trust grants special approval rights with respect to certain matters to members of the Board who qualify as “Continuing Trustees,” which term means trustees who either (i) have been members of the Board for a period of at least 36 months (or since the commencement of the Company’s operations, if less than 36 months) or (ii) were nominated to serve as members of the Board by a majority of the Continuing Trustees then members of the Board.
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The Declaration of Trust requires the affirmative vote or consent of a majority of the entire Board and holders of at least 75% of the Company’s Shares outstanding and entitled to vote, if any, to authorize certain Company transactions not in the ordinary course of business, including a merger, consolidation or Share exchange; certain issuances or transfers by the Company of the Company’s Shares (except as may be pursuant to a public offering, the Company’s dividend reinvestment plan or upon exercise of any stock subscription rights); certain sales, leases, exchanges, mortgages, pledges, transfers or other dispositions of Company assets; the dissolution, liquidation or termination of the Company or a series or class of Shares; the issuance of any securities of the Company to any principal Shareholder for cash, except as part of an offering in which the principal Shareholder has no special right to participate as compared to other holders of the same class of Shares; or any Shareholder proposal regarding specific investment decisions (unless the transaction is authorized by both a majority of the trustees and 75% of the Continuing Trustees (in which case no Shareholder authorization would be required by the Declaration of Trust, but may be required in certain cases under the 1940 Act)). The Declaration of Trust also requires the affirmative vote or consent of holders of a majority of the trustees and of holders of at least 75% of the Company’s Shares outstanding and entitled to vote to authorize a conversion of the Company from a closed-end to an open-end investment company, except during the six-month period prior to the Termination Date (including as may be extended). See “Risks—Anti-Takeover Provisions.”

The Board may from time to time grant other voting rights to Shareholders with respect to these and other matters, certain of which are required by the 1940 Act.

The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. These provisions also provide, however, the advantage of potentially requiring persons seeking control of the Company to negotiate with its management regarding the price to be paid and facilitating the continuity of the Company’s investment objective and policies. The provisions of the Declaration of Trust and By-Laws described above could have the effect of discouraging a third party from seeking to obtain control of the Company in a tender offer or similar transaction. The Board has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Company and its Shareholders.

The foregoing is intended only as a summary and is qualified in its entirety by reference to the full text of the Declaration of Trust and the By-Laws, both of which are on file with the SEC.

The Declaration of Trust contains an express disclaimer of Shareholder personal liability for debts or obligations or any other form of personal liability in connection with the property or actions of the Company.

For the purposes of calculating “a majority of the outstanding voting securities” under the Declaration of Trust, each class and series of the Company will vote together as a single class, except to the extent required by the 1940 Act or the Declaration of Trust, with respect to any class or series of Shares. If a separate class vote is required, the applicable proportion of Shares of the class or series, voting as a separate class or series, also will be required.

The Board has determined that provisions with respect to the Board and the Shareholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interest of Shareholders generally. For a more complete explanation, see the full text of these provisions in the Declaration of Trust, which is on file with the SEC.

Limitation on Liability of Trustees and Officers; Indemnification and Advance of Expenses

Pursuant to the Declaration of Trust, Trustees and officers of the Company will not be subject in such capacity to any personal liability to the Company or Shareholders, unless the liability arises from bad faith, willful misfeasance, gross negligence or reckless disregard for the Trustee’s or officer’s duty.

Except as otherwise provided in the Declaration of Trust, the Company will indemnify and hold harmless any current or former Trustee or officer of the Company against any liabilities and expenses (including reasonable attorneys’ fees) relating to the defense of any claim, action, suit or proceeding with which such person is involved or threatened while and with respect to acting in the capacity of a Trustee or officer of the Company, except with respect to matters in which such person did not act in good faith in the reasonable belief that his or her action was in the best interest of the Company. In accordance with the 1940 Act, the Company will not indemnify any Trustee or officer for any liability to which such person would be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties of his or her position. The Company will provide indemnification to Trustees and officers prior to a final determination regarding entitlement to indemnification as described in the Declaration of Trust.
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The Company has entered into the Investment Advisory Agreement with Angel Oak. The Investment Advisory Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties thereunder, the Adviser is not liable for any error of judgment or mistake of law or for any loss the Company suffers.

Pursuant to the Declaration of Trust, the Company will advance the expenses of defending any action for which indemnification is sought if the Company receives an undertaking by the indemnitee which provides that the indemnitee will reimburse the Company unless it is subsequently determined that the indemnitee is entitled to such indemnification.

Number of Trustees; Appointment of Trustees; Vacancies; Removal

The Declaration of Trust provides that the number of Trustees shall be no less than two and no more than 10, as determined in writing by a majority of the Trustees then in office. As set forth in the Declaration of Trust, a Trustee’s term of office shall continue until his or her death, resignation or removal. Subject to the provisions of the 1940 Act, individuals may be appointed by the Trustees at any time to fill vacancies on the Board by the appointment of such persons by a majority of the Trustees then in office. Each Trustee shall hold office until his or her successor shall have been appointed pursuant to the Declaration of Trust. To the extent that the 1940 Act requires that Trustees be elected by Shareholders, any such Trustees will be elected by a plurality of all Shares voted at a meeting of Shareholders at which a quorum is present.

The Declaration of Trust provides that any Trustee may be removed (provided that after the removal the aggregate number of Trustees is not less than the minimum required by the Declaration of Trust) (i) with or without cause, by at least two-thirds (66 2/3%) of the remaining Trustees; or (ii) with or without cause, at any meeting of Shareholders, by at least two-thirds (66 2/3%) of the outstanding shares of the Company.

Action by Shareholders

The Declaration of Trust provides that Shareholder action can be taken only at a meeting of Shareholders or by unanimous written consent in lieu of a meeting. Subject to the 1940 Act, the Declaration of Trust or a resolution of the Board specifying a greater or lesser vote requirement, the affirmative vote of a majority of Shares present in person or represented by proxy at a meeting and entitled to vote on the subject matter shall be the act of the Shareholders with respect to any matter submitted to a vote of the Shareholders.

Amendment of Declaration of Trust and By-Laws

Subject to the provisions of the 1940 Act, pursuant to the Declaration of Trust, the Board may amend the Declaration of Trust without any vote of Shareholders. Pursuant to the Declaration of Trust and By-Laws, the Board has the exclusive power to amend or repeal the bylaws or adopt new bylaws at any time.

No Appraisal Rights

In certain extraordinary transactions, some jurisdictions provide the right to dissenting Shareholders to demand and receive the fair value of their Shares, subject to certain procedures and requirements set forth in such statute. Those rights are commonly referred to as appraisal rights. The Declaration of Trust provides that Shares shall not entitle Shareholders to appraisal rights.

Conflict with Applicable Laws and Regulations

The Declaration of Trust provides that if and to the extent that any provision of the Declaration of Trust conflicts with any provision of the 1940 Act, the provisions under the Code applicable to the Company as a RIC or other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the  Declaration of Trust; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration of Trust or affect the validity of any action taken or omitted to be taken prior to such determination.
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Potential Conversion to Open-end Fund

The Company may be converted to an open-end investment company at any time if approved by the holders of the majority of the Company’s shares outstanding and entitled to vote, provided that, unless otherwise required by law, any preferred shares that may be issued by the Company in the future may carry the right to vote separately on such a conversion. It also is possible that a supermajority of preferred shares could be required to approve a conversion, or that preferred shares may have other rights with respect to a conversion. Any affirmative vote or consent of Shareholders or preferred Shareholders shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Company and any national securities exchange. In the event of conversion, the Shares would cease to be listed on the [NYSE] or other national securities exchange. Any preferred shares would need to be redeemed and all or portion of any borrowings may need to be repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Company would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Company were converted to an open-end fund, it is likely that new Shares may be sold at NAV plus a sales load.  In addition, to the extent the Company is merged, consolidated or converted into an open-end registered investment company, it may no longer be able to use the same investment strategies.  In particular, if the Company were to operate as an open-end investment company, it would be required to hold a greater amount of liquid assets and would be more limited in the amount of leverage it could employ, which could impact the Company’s performance.

LIMITED TERM AND ELIGIBLE TENDER OFFER

The Company will terminate on or before the Termination Date of [·]; provided, that if the Board believes that under then-current market conditions it is in the best interests of the Company to do so, the Company may extend the Termination Date (i) once for up to one year (i.e., up to [·]), and (ii) once for up to an additional six months (i.e., up to [·]), in each case upon the affirmative vote of a majority of the Board and without a Shareholder vote. In addition, as of a date within twelve months preceding the Termination Date, the Board may cause the Company to conduct an Eligible Tender Offer, which is a tender offer by the Company to purchase 100% of the then outstanding Shares of the Company at a price equal to the net asset value per Share on the expiration date of the tender offer. Following the completion of an Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Company to a perpetual trust upon the affirmative vote of a majority of the Board and without a Shareholder vote.

The Company is not a so called “target date” or “life cycle” fund whose asset allocation becomes more conservative over time as its target date, often associated with retirement, approaches. In addition, the Company is not a “target term” fund whose investment objective is to return its original net asset value on the termination date. The Company’s investment objective and policies are not designed to seek to return to investors that purchase Shares in this offering their initial investment of $[.] per Share on the Termination Date or in an Eligible Tender Offer, and such investors and investors that purchase Shares after the completion of this offering may receive more or less than their original investment upon termination or in an Eligible Tender Offer.

Upon its termination, the Company will distribute substantially all of its net assets to Shareholders, after paying or otherwise providing for all charges, taxes, expenses and liabilities, whether due or accrued or anticipated, of the Company, as may be determined by the Board Trustees. Beginning one year before the Termination Date (the “wind-down period”), the Company may begin liquidating all or a portion of the Company’s portfolio, and may deviate from its investment policies, including its policy of investing at least 80% of the value of its net assets in the securities of financial institutions and may not achieve its investment objective. During the wind-down period, the Company’s portfolio composition may change as more of its portfolio holdings are called or sold and portfolio holdings are disposed of in anticipation of liquidation. Rather than reinvesting the proceeds of matured, called or sold securities, the Company may such proceeds in short term or other lower yielding securities or hold the proceeds in cash, which may adversely affect its performance. The Company’s distributions during the wind-down period may decrease, and such distributions may include a return of capital. The Company may distribute the proceeds in one or more liquidating distributions prior to the final liquidation, which may cause fixed expenses to increase when expressed as a percentage of assets under management. It is expected that Shareholders will receive cash in any liquidating distribution from the Company, regardless of their participation in the Company’s Dividend Reinvestment Plan. However, if on the Termination Date the Company owns securities for which no market exists or securities trading at depressed prices, such securities may be placed in a liquidating trust. Shareholders generally will realize capital gain or loss upon the termination of the Company in an amount equal to the difference between the amount of cash or other property received by the Shareholder (including any property deemed received by reason of its being placed in a liquidating trust) and the Shareholder’s adjusted tax basis in Shares of the Company for U.S. federal income tax purposes.
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If the Board believes that under then-current market conditions it is in the best interests of the Company to do so, the Company may extend the Termination Date (i) once for up to one year (i.e., up to [·]), and (ii) once for up to an additional six months (i.e. up to [·]), in each case upon the affirmative vote of a majority of the Board and without a Shareholder vote. In determining whether to extend the Termination Date, the Board may consider the inability to sell the Company’s assets in a time frame consistent with termination due to lack of market liquidity or other extenuating circumstances. Additionally, the Board may determine that market conditions are such that it is reasonable to believe that, with an extension, the Company’s remaining assets will appreciate and generate income in an amount that, in the aggregate, is meaningful relative to the cost and expense of continuing the operation of the Company.

The Board may cause the Company to conduct an Eligible Tender Offer. An Eligible Tender Offer would consist of a tender offer to purchase 100% of the then outstanding Shares of the Company at a price equal to the net asset value per Share on the expiration date of the tender offer, which shall be as of a date within twelve months preceding the Termination Date. The terms of an Eligible Tender Offer will include a condition that fewer than a specified number of Shares be properly tendered, which number will be established at the time of such Eligible Tender Offer by the Board to seek to ensure the continued viability of the Company (the “Termination Threshold”). If the number of properly tendered Shares exceeds the Termination Threshold, the Eligible Tender Offer will be terminated and no Shares will be repurchased pursuant to the Eligible Tender Offer. Instead, the Company will begin (or continue) liquidating its portfolio and proceed to terminate on or before the Termination Date.

If the number of properly tendered Shares is less than the Termination Threshold, all Shares properly tendered and not withdrawn will be purchased by the Company pursuant to the terms of the Eligible Tender Offer. See “Risks—Limited Term Risk.” Following such completion of the Eligible Tender Offer, the Board may eliminate the Termination Date and convert the Company to a perpetual trust upon the affirmative vote of a majority of the Board and without a Shareholder vote. In making a decision to eliminate the Termination Date to provide for the Company’s perpetual existence, the Board will take such actions with respect to the continued operations of the Company as it deems to be in the best interests of the Company, based on market conditions at such time, the extent of Shareholder participation in the Eligible Tender Offer and all other factors deemed relevant by the Board in consultation with the Adviser.

An Eligible Tender Offer would be made, and Shareholders would be notified thereof, in accordance with the requirements of the 1940 Act, the Exchange Act and the applicable tender offer rules thereunder. The repurchase of tendered Shares by the Company in a tender offer would be a taxable event to Shareholders. The Adviser will pay all costs and expenses associated with the making of an Eligible Tender Offer, other than brokerage and related transaction costs associated with disposition of portfolio investments in connection with the Eligible Tender Offer, which will be borne by the Company and its Shareholders.

An Eligible Tender Offer may be commenced upon approval of a majority of the Trustees, without a Shareholder vote. The Company is not required to conduct an Eligible Tender Offer. If no Eligible Tender Offer is conducted, the Company will liquidate on or before the Termination Date (subject to extension as described above), unless the limited term provisions of the Declaration of Trust are amended with the vote of Shareholders, as described below.
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DESCRIPTION OF CAPITAL STRUCTURE

Shares of Beneficial Interest

The Declaration of Trust authorizes the Company’s issuance of an unlimited number of Shares of beneficial interest of each class. Shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized for profit incorporated in the State of Delaware and therefore generally will not be personally liable for the Company’s debts or obligations. The Company intends to hold annual meetings of Shareholders in compliance with the requirements of the NYSE.

Shares

Under the terms of the Declaration of Trust, all Shares, when consideration for Shares is received by the Company, will be fully paid and nonassessable. Distributions may be paid to Shareholders if, as and when authorized and declared by the Board. Except as otherwise provided by the Trustees, Shares will have no preemptive or other right to subscribe to any additional Shares or other securities issued by the Company, and will be freely transferable, except where their transfer is restricted by law or contract. The Declaration of Trust provides that the Board shall have the power to repurchase or redeem Shares. In the event of the Company’s dissolution, after the Company pays or adequately provides for the payment of all claims and obligations of the Company, and upon the receipt of such releases, indemnities and refunding agreements deemed necessary by the Board, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Company’s assets available for distribution for the applicable class, subject to any preferential rights of holders of the Company’s outstanding preferred shares, if any. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Company will vote separately from each other. Shareholders shall be entitled to vote on all matters on which a vote of Shareholders is required by the 1940 Act, the Declaration of Trust or a resolution of the Board. There will be no cumulative voting in the election of Trustees. Under the Declaration of Trust, the Company is not required to hold annual meetings of Shareholders. The Company only expects to hold Shareholder meetings to the extent required by the 1940 Act or pursuant to special meetings called by the Board or a majority of Shareholders.

Credit Facility

The Company may enter into definitive agreements with respect to a credit facility in an aggregate amount up to 33 1/3% of the Company’s Managed Assets immediately after giving effect to the leverage. The Company expects that such a credit facility would contain covenants that, among other things, likely will limit the Company’s ability to pay dividends in certain circumstances, incur additional debt and engage in certain transactions, including mergers and consolidations, and may require asset coverage ratios in addition to those required by the 1940 Act. The Company may be required to pledge its assets and to maintain a portion of its total assets in cash or high-grade securities as a reserve against interest or principal payments and expenses. The Company expects that any credit facility would have customary covenant, negative covenant and default provisions. There can be no assurance that the Company will enter into an agreement for a credit facility on terms and conditions representative of the foregoing, or that additional material terms will not apply. In addition, if entered into, any such credit facility may in the future be replaced or refinanced by one or more credit facilities having substantially different terms.

Preferred Shares and Other Securities

Although the Company does not currently intend to issue preferred shares, the Declaration of Trust provides that the Board may, subject to the Company’s investment policies and restrictions and the requirements of the 1940 Act, authorize and cause the Company to issue securities of the Company other than Shares (including preferred shares, debt securities or other senior securities), by action of the Board without the approval of Shareholders. The Board may determine the terms, rights, preferences, privileges, limitations and restrictions of such securities as the Board sees fit.
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Under the requirements of the 1940 Act, the Company must, immediately after the issuance of any preferred shares, have an “asset coverage” of at least 200%. Asset coverage means the ratio by which the value of the total assets of the Company, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of senior securities representing indebtedness of the Company, if any, plus the aggregate liquidation preference of the preferred shares. If the Company issues preferred shares in the future, the Company will limit such issuance so that the total amount of leverage outstanding will not exceed 33 1/3% of the Company’s Managed Assets. If the Company seeks a rating of the preferred shares, asset coverage requirements, in addition to those set forth in the 1940 Act, may be imposed. The liquidation value of the preferred shares is expected to equal their aggregate original purchase price plus redemption premium, if any, together with any accrued and unpaid dividends thereon (on a cumulative basis), whether or not earned or declared. The terms of the preferred shares, including their dividend rate, voting rights, liquidation preference and redemption provisions, will be determined by the Board (subject to applicable law and the Declaration of Trust) if and when it authorizes the preferred shares. The Company may issue preferred shares that provide for the periodic redetermination of the dividend rate at relatively short intervals through an auction or remarketing procedure, although the terms of the preferred shares may also enable the Company to lengthen such intervals. At times, the dividend rate as redetermined on the Company’s preferred shares may approach or exceed the Company’s current income after expenses on the investment of proceeds from the preferred shares and the Company’s leveraged capital structure would result in a lower rate of current income to Shareholders than if the Company were not so structured.

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company, the terms of any preferred shares may entitle the holders of preferred shares to receive a preferential liquidating distribution (expected to equal the original purchase price per share plus redemption premium, if any, together with accrued and unpaid dividends, whether or not earned or declared and on a cumulative basis) before any distribution of assets is made to Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the preferred Shareholders would not be entitled to any further participation in any distribution of assets by the Company.

Preferred shares could be issued with rights and preferences that would adversely affect Shareholders. Preferred shares could also be used as an anti-takeover device. Every issuance of preferred shares will be required to comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (i) immediately after issuance of preferred shares and before any distribution is made with respect to the shares and before any purchase of shares is made, the aggregate involuntary liquidation preference of such preferred Shares together with the aggregate involuntary liquidation preference or aggregate value of all other senior securities must not exceed an amount equal to 50% of the Company’s total assets after deducting the amount of such distribution or purchase price, as the case may be; and (ii) the holders of preferred shares, if any are issued, must be entitled as a class to elect two Trustees at all times and to elect a majority of the Trustees if distributions on such preferred shares are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred shares.

If the Company issues preferred shares, the Company expects that it will be subject to certain restrictions imposed by guidelines of one or more rating agencies that may issue ratings for preferred shares issued by the Company. These guidelines are expected to impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Company by the 1940 Act. It is not anticipated that these covenants or guidelines would impede the Adviser from managing the Company’s portfolio in accordance with the Company’s investment objective and policies.

TAX ASPECTS

The following is a general summary of certain material U.S. federal income tax considerations applicable to the Company and an investment in the Company. The discussion below provides general tax information related to an investment in the Company, but does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Company and does not address any state, local, non-U.S. or other tax consequences. It is based on the Code and U.S. Treasury regulations thereunder and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a Shareholder’s particular circumstances, including (but not limited to) alternative minimum tax consequences and tax consequences applicable to Shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; insurance companies; U.S. Shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” As with any taxable investment, Shareholders may be subject to the federal alternative minimum tax on their income (including taxable income from the Company), depending on their individual circumstances. Unless otherwise noted, the following discussion applies only to a Shareholder that holds Shares as a capital asset and is a U.S. Shareholder. A “U.S. Shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

·	an individual who is a citizen or resident of the United States;
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·	a corporation, or other entity taxable as a corporation, created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

·	an estate the income of which is subject to U.S. federal income taxation regardless of its source; or

·
a trust if it (a) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective Shareholder that is a partner in a partnership holding Shares should consult his, her or its tax advisors with respect to the purchase, ownership and disposition of Shares.

The discussion set forth herein does not constitute tax advice. Tax laws are complex and often change, and Shareholders should consult their tax advisors about the U.S. federal, state, local or non-U.S. tax consequences of an investment in the Company.

Taxation of the Company

The Company intends to elect, to be treated for U.S. federal income tax purposes, and intends to qualify annually, as a RIC under Subchapter M of the Code. As a RIC, the Company generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes as dividends to Shareholders. To qualify as a RIC in any tax year, the Company must, among other things, satisfy both a source of income test and asset diversification tests. The Company will qualify as a RIC if (i) at least 90% of the Company’s gross income for such tax year consists of dividends; interest; payments with respect to certain securities loans; gains from the sale or other disposition of shares, securities or foreign currencies; other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such shares, securities or currencies; and net income derived from interests in “qualified publicly-traded partnerships” (such income, “Qualifying RIC Income”); and (ii) the Company’s holdings are diversified so that, at the end of each quarter of such tax year, (a) at least 50% of the value of the Company’s total assets is represented by cash and cash equivalents, securities of other RICs, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Company’s total assets and not greater than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Company’s total assets is invested (x) in securities (other than U.S. government securities or securities of other RICs) of any one issuer or of two or more issuers that the Company controls and that are engaged in the same, similar or related trades or businesses or (y) in the securities of one or more “qualified publicly-traded partnerships.” The Company’s share of income derived from a partnership other than a “qualified publicly-traded partnership” will be treated as Qualifying RIC Income only to the extent that such income would have constituted Qualifying RIC Income if derived directly by the Company. A “qualified publicly-traded partnership” is generally defined as an entity that is treated as a partnership for U.S. federal income tax purposes if (1) interests in such entity are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof and (2) less than 90% of its gross income for the relevant tax year consists of Qualifying RIC Income. The Code provides that the Treasury Department may by regulation exclude from Qualifying RIC Income foreign currency gains that are not directly related to the RIC’s principal business of investing in shares or securities (or options and futures with respect to shares or securities). The Company anticipates that, in general, its foreign currency gains will be directly related to its principal business of investing in shares and securities.
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In addition, to maintain RIC tax treatment, the Company must distribute on a timely basis with respect to each tax year dividends of an amount at least equal to 90% of the sum of its “investment company taxable income” and its net tax-exempt interest income, determined without regard to any deduction for dividends paid, to Shareholders (the “90% distribution requirement”). If the Company qualifies as a RIC and satisfies the 90% distribution requirement, the Company generally will not be subject to U.S. federal income tax on its “investment company taxable income” and net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes as dividends to Shareholders (including amounts that are reinvested pursuant to the DRP). In general, a RIC’s “investment company taxable income” for any tax year is its taxable income, determined without regard to net capital gains and with certain other adjustments. The Company intends to distribute all or substantially all of its “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis. Any taxable income, including any net capital gains that the Company does not distribute in a timely manner, will be subject to U.S. federal income tax at regular corporate rates.

If the Company retains any net capital gains for reinvestment, it may elect to treat such capital gains as having been distributed to Shareholders. If the Company makes such an election, each Shareholder will be required to report its share of such undistributed net capital gains attributed to the Company as long-term capital gain and will be entitled to claim its share of the U.S. federal income taxes paid by the Company on such undistributed net capital gains as a credit against its own U.S. federal income tax liability, if any, and to claim a refund on a properly-filed U.S. federal income tax return to the extent that the credit exceeds such liability. In addition, each Shareholder will be entitled to increase the adjusted tax basis of its Shares by the difference between its share of such undistributed net capital gain and the related credit. There can be no assurance that the Company will make this election if it retains all or a portion of its net capital gain for a tax year.

As a RIC, the Company will be, subject to a nondeductible 4% federal excise tax on certain undistributed amounts for each calendar year (the “4% excise tax”). To avoid the 4% excise tax, the Company must distribute in respect of each calendar year dividends of an amount at least equal to the sum of (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year, (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) generally for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and capital gains for previous calendar years that were not distributed during those calendar years. For purposes of determining whether the Company has met this distribution requirement, the Company will be deemed to have distributed any income or gains previously subject to U.S. federal income tax. Furthermore, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders, of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been paid on December 31 of the calendar year in which the distribution was declared. The Company generally intends to avoid the imposition of the 4% excise tax, but there can be no assurance in this regard.

If the Company fails to qualify as a RIC or fails to satisfy the 90% distribution requirement in respect of any tax year, the Company would be subject to U.S. federal income tax at regular corporate rates on its taxable income, including its net capital gains, even if such income were distributed, and all distributions out of earnings and profits would be taxed as ordinary dividend income. Such distributions generally would be eligible for the dividends-received deduction in the case of certain corporate Shareholders and may be eligible to be qualified dividend income in the case of certain non-corporate Shareholders. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a RIC. If the Company fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Company may be able to avoid losing its status as a RIC by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.

Some of the investments that the Company is expected to make, such as investments in debt instruments having market discount and/or treated as issued with OID, may cause the Company to recognize income or gain for U.S. federal income tax purposes prior to the receipt of any corresponding cash or other property. As a result, the Company may have difficulty meeting the 90% distribution requirement necessary to maintain RIC tax treatment. Because this income will be included in the Company’s investment company taxable income for the tax year it is accrued, the Company may be required to make a distribution to Shareholders to meet the distribution requirements described above, even though the Company will not have received any corresponding cash or property. The Company may be required to borrow money, dispose of other securities or forgo new investment opportunities for this purpose.
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There may be uncertainty as to the appropriate treatment of certain of the Company’s investments for U.S. federal income tax purposes. In particular, the Company expects to invest a portion of its net assets in below investment grade instruments, trust preferred securities and convertible securities. U.S. federal income tax rules with respect to such instruments are not entirely clear about issues such as whether and to what extent the Company should recognize interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. The 2017 tax legislation amended the OID and market discount recognition rules, but the details of the application of the amended legislation remain subject to regulatory guidance. These and other issues will be addressed by the Company, to the extent necessary, in connection with the Company’s general intention to distribute sufficient income to qualify, and maintain its qualification to be subject to tax as a RIC and to minimize the risk that it becomes subject to U.S. federal income or excise tax.

Income received by the Company from sources outside the United States may be subject to withholding and other taxes imposed by such countries, thereby reducing income available to the Company. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. The Company generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Company will be successful in this regard. If more than 50% of the value of the Company’s total assets at the close of its tax year consists of securities of foreign corporations, the Company will be eligible to elect to “pass-through” to the Company the foreign source amount of income deemed earned and the respective amount of foreign taxes paid by the Company. If at least 50% of the value of the Company’s total assets at the close of each quarter of its tax year is represented by interests in other RICs, the Company may elect to “pass-through” to Shareholders the foreign source amount of income deemed earned and the respective amount of foreign taxes paid or deemed paid by the Company. If the Company so elects, each Shareholder would be required to include in gross income, even though not actually received, each Shareholder’s pro rata share of the foreign taxes paid or deemed paid by the Company, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various limitations) as a foreign tax credit against federal income tax (but not both).

The Company may invest in shares of foreign companies that are classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. In general under the PFIC rules, an “excess distribution” received with respect to PFIC shares is treated as having been realized ratably over the period during which the Company held the PFIC shares. The Company generally will be subject to tax on the portion, if any, of the excess distribution that is allocated to the Company’s holding period in prior tax years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior tax years) even though the Company distributes the corresponding income to Shareholders. Excess distributions include any gain from the sale of PFIC shares as well as certain distributions from a PFIC. All excess distributions are taxable as ordinary income.

The Company may be eligible to elect alternative tax treatment with respect to PFIC shares. Under one such election (i.e., a “QEF” election), the Company generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, the Company may be able to elect to mark its PFIC shares to market, resulting in any unrealized gains at the Company’s tax year end being treated as though they were recognized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of the PFIC shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years with respect to shares in the same PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income, gain or loss with respect to PFIC shares, as well as subject the Company itself to tax on certain income from PFIC shares, the amount that must be distributed to Company Shareholders, and which will be recognized by Company Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares. Note that distributions from a PFIC are not eligible for the reduced rate of tax on distributions of “qualified dividend income” as discussed below.
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Some of the CLOs in which the Company invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of CLOs that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Company to recognize income in a tax year in excess of the Company’s distributions from such CLOs, PFICs and the Company’s proceeds from sales or other dispositions of equity interests in other CLOs and other PFICs during that tax year. As a result, the Company generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs.  Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat the Company’s income inclusion from an investment in a PFIC with respect to which the Company has made a QEF election as qualifying income only if there is a distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If such regulations are finalized, the Company may be restricted in its ability to make QEF elections with respect to PFICs in order to ensure the Company qualifies as a RIC.

If the Company holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”), including equity tranche investments and certain debt tranche investments in a CLO treated as CFC, the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation of an amount equal to the Company’s pro rata share of the foreign corporation’s earnings for such tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution to the Company during such tax year. This deemed distribution is required to be included in the income of certain U.S. shareholders of a CFC, such as the Company, regardless of whether a U.S. shareholder has made a QEF election with respect to such CFC. The Company is generally required to distribute such income in order to satisfy the distribution requirements applicable to RICs, even to the extent the Company’s income from a CFC exceeds the distributions from the CFC and the Company’s proceeds from the sales or other dispositions of CFC stock during that tax year. In general, a foreign corporation will be treated as a CFC for U.S. federal income tax purposes if more than 50% of the shares of the foreign corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power or value of all classes of shares of a corporation.  Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a CFC as qualifying income only if there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If such regulations are finalized, the Adviser may limit and/or manage the Company’s holdings in issuers that could be treated as CFCs.

The functional currency of the Company, for U.S. federal income tax purposes, is the U.S. dollar. Gains or losses attributable to fluctuations in foreign currency exchange rates that occur between the time a Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities generally are respectively characterized as ordinary income or ordinary loss for U.S. federal income tax purposes. Similarly, on the sale of other disposition of certain investments, including debt securities, certain forward contracts, as well as other derivative financial instruments, denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are generally treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Company’s investment company taxable income subject to distribution to Company Shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Company must distribute to qualify for tax treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a tax year, the Company would not be able to distribute amounts considered dividends for U.S. federal income tax purposes, and any distributions during a tax year made by the Company before such losses were recognized would be re-characterized as a return of capital to Company Shareholders for U.S. federal income tax purposes, rather than as ordinary dividend income, and would reduce each Company Shareholder’s tax basis in Company Shares.
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If the Company utilizes leverage through the issuance of preferred shares or borrowings, it will be prohibited from declaring a distribution or dividend if it would fail the applicable asset coverage test(s) under the 1940 Act after the payment of such distribution or dividend. In addition, certain covenants in credit facilities or indentures may impose greater restrictions on the Company’s ability to declare and pay dividends on Company Shares. Limits on the Company’s ability to pay dividends on Company Shares may prevent the Company from meeting the distribution requirements described above and, as a result, may affect the Company’s ability to be subject to tax as a RIC or subject the Company to the 4% excise tax. The Company endeavors to avoid restrictions on its ability to make distribution payments. If the Company is precluded from making distributions on Company Shares because of any applicable asset coverage requirements, the terms of preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed by the Company to enable the Company to satisfy the distribution requirements that would enable the Company to be subject to tax as a RIC, will be paid to the holders of preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon repurchase or liquidation of such preferred shares.

Certain of the Company’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains into higher-taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of shares or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, (6) cause the Company to recognize income or gain without a corresponding receipt of cash, (7) treat dividends that would otherwise constitute qualified dividend income as non-qualified dividend income, (8) treat dividends that would otherwise be eligible for the corporate dividends received deduction as ineligible for such treatment and (9) produce income that will not constitute Qualifying RIC Income. The application of these rules could cause the Company to be subject to U.S. federal income tax or the 4% excise tax and, under certain circumstances, could affect the Company’s status as a RIC. The Company monitors its investments and may make certain tax elections to mitigate the effect of these provisions.

The remainder of this discussion assumes that the Company has qualified and maintain its qualification as a RIC and has satisfied the distribution requirements described above.

Taxation of U.S. Shareholders

Distributions

Distributions of the Company’s ordinary income and net short-term capital gains will, except as described below with respect to distributions of “qualified dividend income,” generally be taxable to Shareholders as ordinary income to the extent such distributions are paid out of the Company’s current or accumulated earnings and profits, as determined for U.S. federal income tax purposes. Distributions (or deemed distributions, as described above), if any, of net capital gains will be taxable as long-term capital gains, regardless of the length of time a Shareholder has owned Shares. The ultimate tax characterization of the Company’s distributions made in a tax year cannot be determined until after the end of the tax year. As a result, the Company may make total distributions during a tax year in an amount that exceeds the current and accumulated earnings and profits of the Company. A distribution of an amount in excess of the Company’s current and accumulated earnings and profits will be treated by a Shareholder as a return of capital that will be applied against and reduce the Shareholder’s tax basis in its Shares. To the extent that the amount of any such distribution exceeds the Shareholder’s tax basis in its Shares, the excess will be treated as gain from a sale or exchange of Shares. Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares. Generally, for U.S. federal income tax purposes, a Shareholder receiving Shares under the DRP will be treated as having received a distribution equal to the fair market value of such Shares on the date the Shares are credited to the Shareholder’s account.

A return of capital to Shareholders is a return of a portion of their original investment in the Company, thereby reducing the tax basis of their investment. As a result from such reduction in tax basis, Shareholders may be subject to tax in connection with the sale of Company Shares, even if such Shares are sold at a loss relative to the Shareholder’s original investment.
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It is expected that a substantial portion of the Company’s income will consist of ordinary income. For example, interest and OID derived by the Company characterized as ordinary income for U.S. federal income tax purposes. In addition, gain derived by the Company from the disposition of debt instruments with “market discount” (generally, securities with a fixed maturity date of more than one year from the date of issuance acquired by the Company at a price below the lesser of their stated redemption price at maturity or accreted value, in the case of securities with OID) will be characterized as ordinary income for U.S. federal income tax purposes to the extent of the market discount that has accrued, as determined for U.S. federal income tax purposes, at the time of such disposition, unless the Company makes an election to accrue market discount on a current basis. In addition, certain of the Company’s investments will be subject to other special U.S. federal income tax provisions that may affect the character, increase the amount and/or accelerate the timing of distributions to Shareholders.

Distributions made by the Company to a corporate Shareholder will qualify for the dividends-received deduction only to the extent that the distributions consist of qualifying dividends received by the Company. In addition, any portion of the Company’s dividends otherwise qualifying for the dividends-received deduction will be disallowed or reduced if the corporate Shareholder fails to satisfy certain requirements, including a holding period requirement, with respect to its Shares. Distributions of “qualified dividend income” to an individual or other non-corporate Shareholder will be treated as “qualified dividend income” to such Shareholder and generally will be taxed at long-term capital gain rates, provided the Shareholder satisfies the applicable holding period and other requirements. “Qualified dividend income” generally includes dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. Given the Company’s investment strategy, it is not expected that a significant portion of the distributions made by the Company will be eligible for the dividends-received deduction or the reduced rates applicable to “qualified dividend income.”

If a person acquires Shares shortly before the record date of a distribution, the price of the Shares may include the value of the distribution, and the person will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment in such Shares.

Distributions paid by the Company generally will be treated as received by a Shareholder at the time the distribution is made. However, the Company may, under certain circumstances, elect to treat a distribution that is paid during the following tax year as if it had been paid during the tax year in which the income or gains supporting the distribution was earned. If the Company makes such an election, the Shareholder will still be treated as receiving the distribution in the tax year in which the distribution is received. In this instance, however, any distribution declared by the Company in October, November or December of any calendar year, payable to Shareholders of record on a specified date in such a month and actually paid during January of the following calendar year, will be treated for tax purposes as if it had been received by Shareholders on December 31 of the calendar year in which the distribution was declared.

Shareholders will be notified annually, as promptly as practicable after the end of each calendar year, as to the U.S. federal tax status of distributions, and Shareholders receiving distributions in the form of additional Shares will receive a report as to the NAV of those Shares.

Sale or Exchange of Shares

The repurchase or transfer of Shares may result in a taxable gain or loss to the tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her Shares, such repurchase may be treated as a dividend (as opposed to a sale or exchange) for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding Shares as capital assets who tender all of their Shares (including Shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their Shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the Shares and the Shareholder’s adjusted tax basis in the relevant Shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such Shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

Losses realized by a Shareholder on the sale or exchange of Shares held as capital assets for six months or less will be treated as long-term capital losses to the extent of any distribution of long-term capital gains received (or deemed received, as discussed above) with respect to such Shares. In addition, no loss will be allowed on a sale or other disposition of Shares if the Shareholder acquires (including through reinvestment of distributions or otherwise) Shares, or enters into a contract or option to acquire Shares, within 30 days before or after any disposition of such Shares at a loss. In such a case, the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Under current law, net capital gains recognized by non-corporate Shareholders are generally subject to U.S. federal income tax at lower rates than the rates applicable to ordinary income.
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In general, U.S. Shareholders currently are generally subject to a maximum federal income tax rate of either 15% or 20% (depending on whether the Shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in Shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. Shareholders currently are subject to U.S. federal income tax on net capital gain at the maximum 21% rate also applied to ordinary income. Non-corporate Shareholders with net capital losses for a tax year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each tax year. Any net capital losses of a non-corporate Shareholder in excess of $3,000 generally may be carried forward and used in subsequent tax years as provided in the Code. Corporate Shareholders generally may not deduct any net capital losses for a tax year, but may carry back such losses for three tax years or carry forward such losses for five tax years.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from repurchases or other taxable dispositions of Shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. U.S. persons that are individuals, estates or trusts are urged to consult their tax advisors regarding the applicability of this tax to their income and gains in respect of their investment in the Company.

The Company (or if a U.S. Shareholder holds Shares through an intermediary, such intermediary) will send to each of its U.S. Shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per Share and per distribution basis, the amounts includible in such U.S. Shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS, including the amount of distributions, if any, eligible for the preferential maximum rate generally applicable to long-term capital gains. Distributions paid by the Company generally will not be eligible for the corporate dividends received deduction or the preferential tax rate applicable to Qualifying Dividends because the Company’s income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. Shareholder’s particular situation.

Under U.S. Treasury regulations, if a Shareholder recognizes losses with respect to Shares of $2 million or more for an individual Shareholder or $10 million or more for a corporate Shareholder, the Shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct Shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Reporting of adjusted cost basis information is required for covered securities, which generally include shares of a RIC acquired after January 1, 2012, to the IRS and to taxpayers. Shareholders should contact their Financial Intermediaries with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding and Information Reporting

Information returns will be filed with the IRS in connection with payments on Shares and the proceeds from a sale or other disposition of Shares. A Shareholder will be subject to backup withholding on all such payments if it fails to provide the payor with its correct taxpayer identification number (generally, in the case of a U.S. resident Shareholder, on an IRS Form W-9) and to make required certifications or otherwise establish an exemption from backup withholding. Corporate Shareholders and certain other Shareholders generally are exempt from backup withholding. Backup withholding is not an additional tax. Any amounts withheld as backup withholding may be credited against the applicable Shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.
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Taxation of Non-U.S. Shareholders

Whether an investment in the Company is appropriate for a non-U.S. Shareholder (as defined below) will depend upon that investor’s particular circumstances. An investment in the Company by a non-U.S. Shareholder may have adverse tax consequences. Non-U.S. Shareholders should consult their tax advisors before investing in Shares.

The U.S. federal income taxation of a Shareholder that is a nonresident alien individual, a foreign trust or estate or a foreign corporation, as defined for U.S. federal income tax purposes (a “non-U.S. Shareholder”), depends on whether the income that the Shareholder derives from the Company is “effectively connected” with a U.S. trade or business carried on by the Shareholder.

If the income that a non-U.S. Shareholder derives from the Company is not “effectively connected” with a U.S. trade or business carried on by such non-U.S. Shareholder, distributions of “investment company taxable income” (including any deemed distributions with respect to a repurchase offer) will generally be subject to a U.S. federal withholding tax at a rate of 30% (or a lower rate provided under an applicable treaty). Alternatively, if the income that a non-U.S. Shareholder derives from the Company is effectively connected with a U.S. trade or business of the non-U.S. Shareholder, the Company will not be required to withhold U.S. federal tax if the non-U.S. Shareholder complies with applicable certification and disclosure requirements, although such income will be subject to U.S. federal income tax in the manner described below and at the rates applicable to U.S. residents. Backup withholding will not, however, be applied to payments that have been subject to this 30% withholding tax applicable to non-U.S. Shareholders.

A non-U.S. Shareholder whose income from the Company is not “effectively connected” with a U.S. trade or business will generally be exempt from U.S. federal income tax on capital gains distributions, any amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares. If, however, such a non-U.S. Shareholder is a nonresident alien individual and is physically present in the United States for 183 days or more during the tax year and meets certain other requirements such capital gains distributions, undistributed capital gains and gains from the sale or exchange of Shares will be subject to a 30% U.S. tax.

Furthermore, properly designated distributions by the Company and received by non-U.S. Shareholders are generally exempt from U.S. federal withholding tax when they (a) are paid by the Company in respect of the Company’s “qualified net interest income” (i.e., the Company’s U.S. source interest income, subject to certain exceptions, reduced by expenses that are allocable to such income), or (b) are paid by the Company in connection with the Company’s “qualified short-term capital gains” (generally, the excess of the Company’s net short-term capital gains over the Company’s long-term capital losses for such tax year). However, depending on the circumstances, the Company may designate all, some or none of the Company’s potentially eligible distributions as derived from such qualified net interest income or from such qualified short-term capital gains, and a portion of such distributions (e.g., derived from interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Moreover, in the case of Shares held through an intermediary, the intermediary may have withheld amounts even if the Company reported all or a portion of a distribution as exempt from U.S. federal withholding tax. To qualify for this exemption from withholding, a non-U.S. Shareholder must comply with applicable certification requirements relating to its non-U.S. tax residency status (including, in general, furnishing an IRS Form W-8BEN, IRS Form W-8BEN-E, IRS Form W-8ECI, IRS Form W-8IMY or IRS Form W-8EXP, or an acceptable substitute or successor form). Thus, an investment in the Shares by a non-U.S. Shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Company will invest.

If the income from the Company is “effectively connected” with a U.S. trade or business carried on by a non-U.S. Shareholder, any distributions of “investment company taxable income,” capital gains distributions, amounts retained by the Company that are designated as undistributed capital gains and any gains realized upon the sale or exchange of Shares will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, U.S. persons. If such a non-U.S. Shareholder is a corporation, it may also be subject to the U.S. branch profits tax.

A non-U.S. Shareholder other than a corporation may be subject to backup withholding on net capital gains distributions that are otherwise exempt from withholding tax or on distributions that would otherwise be taxable at a reduced treaty rate if such Shareholder does not certify its non-U.S. status under penalties of perjury or otherwise establish an exemption.
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If the Company distributes net capital gains in the form of deemed rather than actual distributions, a non-U.S. Shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the Shareholder’s allocable share of the tax the Company pays on the capital gains deemed to have been distributed. To obtain the refund, the non-U.S. Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the non-U.S. Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return.

Under the Foreign Account Tax Compliance Act provisions of the Code, withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends and, effective January 1, 2019, on repurchase proceeds (and certain capital gain dividends) made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements in the Code designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.

The tax consequences to a non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company, including the potential application of the U.S. estate tax.

Other Taxes

Shareholders may be subject to state, local and non-U.S. taxes applicable to their investment in the Company. In those states or localities, entity-level tax treatment and the treatment of distributions made to Shareholders under those jurisdictions’ tax laws may differ from the treatment under the Code. Accordingly, an investment in Shares may have tax consequences for Shareholders that are different from those of a direct investment in the Company’s portfolio investments. Shareholders are advised to consult their tax advisors with respect to the particular tax consequences to them of an investment in the Company.

UNDERWRITING

The underwriters named below (the “Underwriters”), acting through [   ], as their representative (the “Representative”), have severally agreed, subject to the terms and conditions of an underwriting agreement with the Company and the Adviser (the “Underwriting Agreement”), to purchase from the Company the number of Shares set forth opposite their respective names. The Underwriters are committed to purchase and pay for all such Shares (other than those covered by the over-allotment option described below) if any are purchased.

Underwriter	Number of Shares
[ ]	[ ]

If an Underwriter fails to purchase the Shares it has agreed to purchase, the Underwriting Agreement provides that one or more substitute underwriters may be found, the purchase commitments of the remaining Underwriters may be increased or the Underwriting Agreement may be terminated.

The Company has granted to the Underwriters an option, exercisable for 45 days from the date of this prospectus, to purchase up to an additional [          ] Shares to cover over-allotments, if any, at the initial offering price. The Underwriters may exercise such option solely for the purpose of covering over-allotments incurred in the sale of the Shares offered hereby. To the extent that the Underwriters exercise this option, each of the Underwriters will have a firm commitment, subject to certain conditions, to purchase an additional number of Shares proportionate to such Underwriter’s initial commitment.
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The Underwriting Agreement provides that the obligations of the Underwriters to purchase the Shares included in this offering are subject to approval of certain legal matters by counsel and certain other conditions, including the closing of the Concurrent Private Placement.

The sales load the investors in the Company will pay of $[          ] per Share is equal to [   ]% of the public offering price per Share. The Representatives have advised the Company that the Underwriters may pay up to $[   ] per Share from such commission to selected dealers who sell the Shares and that such dealers may reallow a concession of up to $[   ] per Share to certain other dealers who sell Shares.

Investors must pay for any Shares purchased on or before [          ], 2018.

The Adviser has agreed  (i) to pay all of the Company’s organizational expenses and (ii) to pay or reimburse offering costs (other than the sales load) of the Company in excess of $[  ] per share. Assuming the Company issues [  ] Shares in this offering ($[  ]), the aggregate offering expenses (excluding sales load) are estimated to be approximately $[   ] in total.  The Company, and therefore the Shareholders, will bear approximately $[ ] or approximately $[ ] per Share of offering expenses, and the Adviser will bear any offering expenses above that amount.  Organizational expenses and offering expenses in excess of $[  ] per Share borne by the Adviser are not subject to recoupment from the Company.

The Adviser has agreed to pay expenses related to the reasonable fees and disbursements of counsel to the Underwriters in connection with the review by the Financial Industry Regulatory Authority, Inc. (“FINRA”) of the terms of the sale of the Common Shares, the filing fees incident to the filing of marketing materials with FINRA and the transportation and other expenses incurred by the Underwriters in connection with presentations to prospective purchasers of the Common Shares, such expenses will not exceed $[ ] in the aggregate.

In addition, the Adviser has agreed to pay fees and expenses of counsel to the Underwriters in an amount not to exceed $[ ] in the event that this Offering is not completed, and to pay [ ]% of fees and expenses of counsel to the Underwriters in an amount not to exceed $[ ] in the event that aggregate gross proceeds of this offering (excluding any exercise of the overallotment option) is less than $[ ].

Prior to this offering, there has been no public or private market for the Shares or any other securities of the Company. Consequently, the offering price for the Shares was determined by negotiation among the Company and the Representatives. There can be no assurance, however, that the price at which the Shares sell after this offering will not be lower than the price at which they are sold by the Underwriters or that an active trading market in the Shares will develop and continue after this offering. The Company’s Shares are expected to be listed on the [NYSE] under the trading or “ticker” symbol “[    ]”, subject to notice of issuance.

In connection with the requirements for listing the Shares on the NYSE, the Underwriters have undertaken to sell lots of 100 or more Shares to a minimum of 400 beneficial owners in the United States. The minimum investment requirement is [   ] Shares.

The Company and the Adviser have each agreed to indemnify the several Underwriters for or to contribute to the losses arising out of certain liabilities, including liabilities under the 1933 Act, or to contribute to payments the Underwriters may be required to make in respect of those liabilities, except in the cases of willful misfeasance, bad faith, gross negligence or reckless disregard of applicable obligations and duties.

The Company has agreed not to offer, sell or register with the SEC any additional equity securities of the Company, other than issuances (1) of shares issued in the Concurrent Private Placement; (2) of Shares hereby, (2) of preferred shares or (3) pursuant to the Company’s Dividend Reinvestment Plan, for a period of 180 days after the date of the Underwriting Agreement without the prior written consent of the Representative.

In connection with this offering, the Underwriters may purchase and sell Shares in the open market. These transactions may include over-allotment and stabilizing transactions and purchases to cover syndicate short positions created in connection with this offering. Stabilizing transactions consist of certain bids or purchases for the purpose of preventing or retarding a decline in the market price of the Shares and syndicate short positions involve the sale by the Underwriters of a greater number of Shares than they are required to purchase from the Company in this offering. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Shares sold in this offering for their account may be reclaimed by the syndicate if such Shares are repurchased by the syndicate in stabilizing or covering transactions. These activities may stabilize, maintain or otherwise affect the market price of the Shares, which may be higher than the price that might otherwise prevail in the open market; and these activities, if commenced, may be discontinued at any time without notice. These transactions may be effected on the [NYSE] or otherwise.
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In connection with the offering, certain of the Underwriters or selected dealers may distribute prospectuses electronically.

The Company anticipates that from time to time certain of the Underwriters may act as brokers or dealers in connection with the execution of the Company’s portfolio transactions after they have ceased to be Underwriters and, subject to certain restrictions, may act as brokers while they are Underwriters. Certain Underwriters have performed investment banking and advisory services for the Adviser and its affiliates from time to time, for which they have received customary fees and expenses. Certain Underwriters may, from time to time, engage in transactions with or perform services for the Adviser and its affiliates in the ordinary course of business.

Additional Compensation to be Paid by the Adviser and Other Relationships

The Adviser (and not the Company) has agreed to pay, from its own assets, additional compensation of $[ ] per Share (1.00% of the public offering price per Share) to the Underwriters in connection with this offering.

The Adviser (and not the Company) has agreed to pay to [   ] from its own assets, a fee for advice relating to the structure, design and organization of the Company as well as for services related to the sale and distribution of the Company’s Shares in the amount of $[   ]. If the over-allotment option is not exercised, the structuring fee paid to [   ] will not exceed [   ]%  of the total public offering price of the Shares sold in this offering.

The Adviser (and not the Company) also may pay certain qualifying underwriters from among those named in the table above a structuring fee, additional compensation or a sales incentive fee in connection with the offering.

In addition, the Adviser has agreed to  pay a fee equal to [   ]% of the total price to the public of the Shares sold in this offering (inclusive of the over-allotment option), payable [   ], as payment for providing certain distribution-related services, and to reimburse reasonable out of pocket expenses related to the Company’s roadshow in an amount not to exceed $[   ]. To the extent the Company has not otherwise paid offering expenses that exceed $[   ] per Share, the Company will reimburse the Adviser for such payments to or reimbursements of [   ], up to an amount which will not cause offering expenses borne by the Company to exceed $[   ] per Shares. If the over-allotment option is not exercised, the aggregate fee paid to (including the up-front fee and quarterly fees) will not exceed [   ]% of the total public offering price of the Shares sold in this offering.

The sum of all compensation to the Underwriters in connection with this public offering of Shares, including the sales load, the structuring and sales incentive fees and all forms of additional payments to the Underwriters (excluding placement fees paid to Underwriters as placement agents in the Concurrent Private Placement), the fees and expenses paid to [ ] for distribution assistance, and the amounts paid by the Company to reimburse certain underwriters and certain other expenses, will not exceed % of the total public offering price of the Shares sold in this offering.

CONCURRENT PRIVATE PLACEMENT

Concurrently with the closing of this offering, certain “accredited investors,” as defined in the Securities Act, including financial institutions, are purchasing in a separate private placement an aggregate of [ ] shares at the price per share of $[  ]. These investors are obligated to purchase shares of the Company, subject to certain conditions outlined in their subscription agreements, including, among others, raising $50 million in the private placement and the completion of the public offering of the Shares. The Company will receive the full proceeds of this concurrent private placement. [  ] is acting as placement agent (in such capacity, the "Placement Agent") in the Concurrent Private Placement. Certain investors in the Concurrent Private Placement will pay placement fees to the Placement Agent. In addition, the Adviser (and not the Company) will pay additional placement fees to the Placement Agent.

FISCAL YEAR; REPORTS

For accounting purposes, the Company’s fiscal year and tax year is expected to end on [January 31]. As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Company to Shareholders for tax purposes will be furnished to Shareholders subject to IRS reporting. In addition, the Company will prepare and transmit to Shareholders an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.
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CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

[·], which has its principal office at [·], acts as administrator and fund accountant to the Company. [·], which has its principal office at [·], acts as the custodian to the Company.

[·], which has its principal office at [·], acts as transfer agent and dividend disbursing agent to the Company.

LEGAL COUNSEL

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Company.

ADDITIONAL INFORMATION

This prospectus concisely provides the information that a prospective investor should know about the Company before investing. Investors are advised to read this prospectus carefully and to retain it for future reference. Additional information about the Company, including the Statement of Additional Information, dated [·], 2018, has been filed with the SEC and is incorporated by reference in its entirety into this prospectus. The Statement of Additional Information and, when available, the Company’s annual and semi-annual reports and other information filed with the SEC, can be obtained upon request and without charge by writing to the Company at [·], by calling [·] or by visiting the Company’s website at [·]. The table of contents of the Statement of Additional Information appears on page [72] of this prospectus. Investors may request the Company’s Statement of Additional Information, annual and semi-annual reports, when available, and other information about the Company or make Shareholder inquiries by calling [·] or by visiting [·]. In addition, the contact information provided above may be used to request additional information about the Company and to make Shareholder inquiries. The Statement of Additional Information, other material incorporated by reference into this prospectus and other information about the Company is also available on the SEC’s website at http://www.sec.gov. The address of the SEC’s website is provided solely for the information of prospective investors and is not intended to be an active link.

PRIVACY PRINCIPLES

The Company does not disclose any nonpublic personal information about Shareholders or former Shareholders to nonaffiliated third parties except to service or manage the Shareholder’s account or as permitted by law.  Furthermore, the Company restricts access to the personal information of Shareholders to employees of the Adviser or service providers (for example, to a transfer agent or administrator) who need that information to provide services to the Shareholder.  If a Shareholder closes his or her account, the Company will continue to adhere to its privacy policy with respect to the nonpublic personal information of that Shareholder.  The disposal of nonpublic personal information shall be done in a secure manner as described in the Adviser’s compliance manual.  The Company maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
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INQUIRIES

Inquiries concerning the Company and the Shares should be directed to:

[·]
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TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

INVESTMENT POLICIES AND RISKS	1

INVESTMENT RESTRICTIONS	16

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	24

PORTFOLIO TRANSACTIONS	24

PROXY VOTING POLICY AND PROXY VOTING RECORD	26

TAXATION	26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33

OTHER SERVICE PROVIDERS	33

OTHER MATTERS	34

FINANCIAL STATEMENTS	34
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Investors should rely only on the information contained in this prospectus. No dealer, salesperson or other individual has been authorized to give any information or to make any representations that are not contained in this prospectus. If any such information or statements are given or made, investors should not rely upon such information or representations. This prospectus does not constitute an offer to sell any securities other than those to which this prospectus relates, or an offer to sell to, or a solicitation of an offer to buy from, any person in any jurisdiction where such an offer or solicitation would be unlawful. This prospectus speaks as of the date set forth below. Investors should not assume that the delivery of this prospectus or that any sale made pursuant to this prospectus implies that the information contained in this prospectus will remain fully accurate and correct as of any time subsequent to the date of this prospectus.

ANGEL OAK FINANCIAL INSTITUTIONS TRUST
SHARES OF BENEFICIAL INTEREST

PROSPECTUS

[         ], 2018

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The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

Subject to Completion, dated February 9, 2018

ANGEL OAK FINANCIAL INSTITUTIONS TRUST

STATEMENT OF ADDITIONAL INFORMATION
[        ] [  ], 2018

This Statement of Additional Information (the “SAI”) provides additional information to the Prospectus for Angel Oak Financial Institutions Trust (the “Company”) dated [  ], 2018 as it may be amended from time to time. This SAI is not a prospectus and should only be read in conjunction with the Prospectus. You may obtain the Prospectus without charge by writing to the Angel Oak Funds, c/o [·], by calling (855) 751-4324 or by visiting the Company’s website at www.angeloakcapital.com.

Investors in the Company will be informed of the Company’s progress through periodic reports. Financial statements certified by an independent registered public accounting firm will be submitted to Shareholders at least annually. Once available, copies of the Annual Report to Shareholders may be obtained upon request, without charge, by contacting the Company at the address or telephone number listed above.
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TABLE OF CONTENTS

INVESTMENT POLICIES AND RISKS	1

INVESTMENT RESTRICTIONS	16

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES	24

PORTFOLIO TRANSACTIONS	24

PROXY VOTING POLICY AND PROXY VOTING RECORD	26

TAXATION	26

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	33

OTHER SERVICE PROVIDERS	33

OTHER MATTERS	34

FINANCIAL STATEMENTS	34

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INVESTMENT POLICIES AND RISKS

The Company’s principal investment strategies and the risks associated with the same are described in the “Summary of Terms” and “Types of Investments and Related Risks” sections of the Prospectus. The following discussion provides additional information about those principal investment strategies and related risks, as well as information about investment strategies (and related risks) that the Company may utilize, even though they are not considered to be “principal” investment strategies. Accordingly, an investment strategy (and related risk) that is described below, but which is not described in the Prospectus, should not be considered to be a principal strategy (or related risk) applicable to the Company.

Borrowing. The Company may borrow for investment purposes and for other purposes permitted by the 1940 Act. Under current law as interpreted by the SEC and its staff, the Company may borrow money in the amount of up to one-third of the Company’s total assets for any purpose and up to 5% of the Company’s total assets from banks or other lenders for temporary purposes. The Company’s total assets include the amounts being borrowed. Under the 1940 Act, the Company is required to maintain continuous asset coverage of 300% with respect to permitted borrowings. Borrowing tends to amplify the effects on a Fund’s NAV of any change in the Company’s portfolio securities. Borrowing subjects the Company to costs in the form of interest, which the Company may not recover through investment earnings. The Company may also be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit. These types of requirements would increase the cost of borrowing to the Company over the stated interest rate.

Cash Investments. When Angel Oak Capital Advisors, LLC (“Angel Oak” or the “Adviser”) believes market, economic or political conditions are unfavorable for investors, the Adviser may invest up to 100% of the Company’s net assets in cash, cash equivalents or other short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, or the U.S. economy. The Adviser also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Collateralized Debt Obligations (“CDOs”). The Company may invest in CDOs. A CDO is a security backed by a pool of bonds, loans and other debt obligations. CDOs are not limited to investing in one type of debt and accordingly, a CDO may own corporate bonds, commercial loans, asset-backed securities, residential mortgage-backed securities, commercial mortgage-backed securities, and emerging market debt. The CDO’s securities are typically divided into several classes, or bond tranches, that have differing levels of investment grade or credit tolerances. Most CDO issues are structured in a way that enables the senior bond classes and mezzanine classes to receive investment-grade credit ratings. Credit risk is shifted to the most junior class of securities. If any defaults occur in the assets backing a CDO, the senior bond classes are first in line to receive principal and interest payments, followed by the mezzanine classes and finally by the lowest rated (or non-rated) class, which is known as the equity tranche. Similar in structure to a collateralized mortgage obligation (described above) CDOs are unique in that they represent different types of debt and credit risk.

Collateralized Loan Obligations (“CLOs”). The Company may invest in CLOs, which are debt instruments typically backed by a pool of loans. The risks of an investment in a CLO depend largely on the type of the collateral securities and the class of the CLO in which the Company invests. Some CLOs have credit ratings, but are typically issued in various classes with various priorities. Normally, CLOs are privately offered and sold (that is, they are not registered under the securities laws) and may be characterized by the Company as illiquid securities; however, an active dealer market may exist for CLOs that qualify for Rule 144A transactions. In addition to the normal interest rate, default and other risks of fixed income securities, CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest or other payments, the quality of the collateral may decline in value or default, the Company may invest in CLOs that are subordinate to other classes, values may be volatile, and disputes with the issuer may produce unexpected investment results.

Convertible Securities. The Company may invest in convertible securities which are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock or other equity interests at a specified price or conversion ratio during a specified period. Although convertible bonds, convertible preferred stocks, and other securities convertible into equity securities may have some attributes of income securities or debt securities, the Company generally treats such securities as equity securities. By investing in convertible securities, the Company may seek income, and may also seek the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock or other interests into which the securities are convertible, while potentially earning a higher fixed rate of return than is ordinarily available in common stocks. While the value of convertible securities depends in part on interest rate changes and the credit quality of the issuers, the value of these securities will also change based on changes in the value of the underlying stock. Income paid by a convertible security may provide a limited cushion against a decline in the price of the security; however, convertible securities generally have less potential for gain than common stocks. Also, convertible bonds generally pay less income than non-convertible bonds.
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The Company may invest in contingent securities structured as contingent convertible securities, also known as “CoCos.” Contingent convertible securities are a hybrid debt securities typically issued by non-U.S. banks and are designed to behave like bonds in times of economic health and either convert into equity at a predetermined share price or are written down in value based on the specific terms of the individual security if a pre-specified trigger event occurs. Unlike traditional convertible securities, the conversion of a contingent convertible security from debt to equity is “contingent” and will occur only in the case of a trigger event. Trigger events vary by instrument and are defined by the documents governing the contingent convertible security. Trigger events may include a decline in the issuer’s capital below a specified threshold level, increase in the issuer’s risk weighted assets, the share price of the issuer falling to a particular level for a certain period of time and certain regulatory events.

Contingent convertible securities are subject to the credit, interest rate, high yield security, foreign security and markets risks associated with bonds and equities, and to the risks specific to convertible securities in general. Contingent convertible securities are also subject to additional risks specific to their structure including conversion risk. Because trigger events are not consistently defined among contingent convertible securities, this risk is greater for contingent convertible securities that are issued by banks with capital ratios close to the level specified in the trigger event.

In addition, coupon payments on contingent convertible securities are discretionary and may be cancelled by the issuer at any point, for any reason, and for any length of time. Due to the uncertainty surrounding coupon payments, contingent convertible securities may be volatile and their price may decline rapidly in the event that coupon payments are suspended.

Convertible contingent securities are a newer form of instrument and the regulatory environment for these instruments continues to evolve. Because the market for contingent convertible securities is evolving, it is uncertain how the larger market for contingent convertible securities would react to a trigger event or coupon suspension applicable to a single issuer.

Corporate Debt Securities. Corporate debt securities are long- and short-term debt obligations issued by companies (such as publicly issued and privately placed bonds, notes and commercial paper). The Adviser considers corporate debt securities to be of investment grade quality if they are rated BBB or higher by Standard & Poor’s (“S&P”), a division of the McGraw Hill Companies, or Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or if unrated, determined by the Adviser to be of comparable quality. Investment grade debt securities generally have adequate to strong protection of principal and interest payments. In the lower end of this category, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories.

Credit Linked Notes (“CLNs”). The Company may invest in CLNs. A CLN is a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors.

Cybersecurity Risk. As technology becomes more integrated into the Company’s operations, the Company will face greater operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Company to lose proprietary information, suffer data corruption, or lose operational capacity. This in turn could cause the Company to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, and/or financial loss. Cybersecurity threats may result from unauthorized access to the Company’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, because the Company works closely with third-party service providers (e.g., administrators, transfer agents, custodians and sub-advisers), cybersecurity breaches at such third-party service providers may subject the Company to many of the same risks associated with direct cybersecurity breaches. The same is true for cybersecurity breaches at any of the issuers in which the Company may invest. While the Company has established risk management systems designed to reduce the risks associated with cybersecurity, there can be no assurance that such measures will succeed.

Derivative Instruments. The Company’s derivative investments have risks, including the imperfect correlation between the value of such instruments and the underlying assets of the Company, which creates the possibility that the loss on such instruments may be greater than the gain in the value of the underlying assets in the Company’s portfolio; the loss of principal; the possible default of the other party to the transaction; and illiquidity of the derivative investments. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Company may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. In addition, in the event of the insolvency of a counterparty to a derivative transaction, the derivative contract would typically be terminated at its fair market value. If the Company is owed this fair market value in the termination of the derivative contract and its claim is unsecured, the Company will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying security.

The counterparty risk for cleared derivative transactions is generally lower than for uncleared over-the-counter (“OTC”) derivatives because generally a clearing organization becomes substituted for each counterparty to a cleared derivative contract and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to the clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members, will satisfy its obligations to the Company.
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Certain of the derivative investments in which the Company may invest may, in certain circumstances, give rise to a form of financial leverage, which may magnify the risk of owning such instruments. The ability to successfully use derivative investments depends on the ability of the Adviser to predict pertinent market movements, which cannot be assured. In addition, amounts paid by the Company as premiums and cash or other assets held in margin accounts with respect to the Company’s derivative investments would not be available to the Company for other investment purposes, which may result in lost opportunities for gain.

OTC derivatives may be more difficult to purchase, sell or value than other investments. Although both OTC and exchange-traded derivatives markets may experience a lack of liquidity, OTC non-standardized derivative transactions are generally less liquid than exchange-traded instruments. The illiquidity of the derivatives markets may be due to various factors, including congestion, disorderly markets, limitations on deliverable supplies, the participation of speculators, government regulation and intervention, and technical and operational or system failures. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which limit the amount of fluctuation in an exchange-traded contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open positions. Prices have in the past moved beyond the daily limit on a number of consecutive trading days. If it is not possible to close an open derivative position entered into by the Company, the Company would continue to be required to make cash payments of variation (or mark-to-market) margin in the event of adverse price movements. In such a situation, if the Company has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The absence of liquidity may also make it more difficult for the Company to ascertain a market value for such instruments. The inability to close derivatives transactions positions also could have an adverse impact on the Company’s ability to effectively hedge its portfolio. OTC derivatives that are not cleared are also subject to counterparty risk, which is the risk that the other party to the contract will not fulfill its contractual obligation to complete the transaction with the Company. If a counterparty were to default on its obligations, the Company’s contractual remedies against such counterparty may be subject to bankruptcy and insolvency laws, which could affect the Company’s rights as a creditor (e.g., the Company may not receive the net amount of payments that it is contractually entitled to receive). In addition, the use of certain derivatives may cause the Company to realize higher amounts of income or short-term capital gains (generally taxed at ordinary income tax rates).

The derivatives markets have become subject to comprehensive statutes, regulations and margin requirements. In particular, in the United States the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) regulates the OTC derivatives market by, among other things, requiring many derivative transactions to be cleared and traded on an exchange, expanding entity registration requirements, imposing business conduct requirements on dealers and requiring banks to move some derivatives trading units to a non-guaranteed affiliate separate from the deposit-taking bank or divest them altogether. Rulemaking proposed or implemented under the Dodd-Frank Act could potentially limit or completely restrict the ability of the Company to use these instruments as a part of its investment strategies, increase the costs of using these instruments or make them less effective. Limits or restrictions applicable to the counterparties with which the Company engages in derivative transactions could also prevent the Company from using these instruments or affect the pricing or other factors relating to these instruments, or may change availability of certain investments.

The Company’s investments in regulated derivatives instruments, such as swaps, futures and options, will be subject to maximum position limits established by the U.S. Commodity Futures Trading Commission (the “CFTC”) and U.S. and foreign futures exchanges. Under the exchange rules all accounts owned or managed by advisers, such as the Adviser, their principals and affiliates would be combined for position limit purposes. To comply with the position limits established by the CFTC and the relevant exchanges, the Adviser may in the future reduce the size of positions that would otherwise be taken for the Company or not trade in certain markets on behalf of the Company to avoid exceeding such limits. A violation of position limits by the Adviser could lead to regulatory action resulting in mandatory liquidation of certain positions held by the Adviser on behalf of the Company. There can be no assurance that the Adviser will liquidate positions held on behalf of all the Adviser’s accounts in a proportionate manner or at favorable prices, which may result in substantial losses to the Company. Such policies could affect the nature and extent of derivatives use by the Company.

Swaps. The Company may invest in credit default swaps, total return swaps, interest rate swaps, equity swaps, currency swaps and other types of swaps. Such transactions are subject to market risk, liquidity risk, risk of default by the other party to the transaction, known as “counterparty risk,” regulatory risk and risk of imperfect correlation between the value of such instruments and the underlying assets and may involve commissions or other costs.
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A credit default swap agreement may reference one or more debt securities or obligations that are not currently held by the Company. The Company is permitted to enter into a credit default swap as either the protection buyer or seller in the discretion of the Adviser. When buying protection under a credit default swap, the Company is generally obligated to pay the protection seller an upfront or periodic stream of payments over the term of the contract until a credit event occurs, such as a default of the reference obligation. If no credit event occurs, the Company may recover nothing if the swap is held through the terminate date. However, if a credit event does occur, the Company may receive the full notional value of the swap in exchange for the face amount of the obligations underlying the swap, the value of which may have significantly decreased. When selling protection under a credit default swap, the Company receives an upfront or periodic stream of payments over the term of the contract provided that a credit event does not occur. However, as the seller of protection, the Company effectively adds leverage to its portfolio because it gains exposure to the notional amount of the swap. Entering into a credit default swap may subject the Company to greater risk than if the Company had invested in the reference obligation directly. In addition to general market risks, credit default swaps also involve illiquidity risk, counter-party risk (for OTC swaps) and credit risk.

Swap agreements are primarily entered into by institutional investors and the value of such agreements may be extremely volatile. Certain swap agreements are traded OTC between two parties, while other more standardized swaps must be transacted through a Futures Commission Merchant and centrally cleared or exchange-traded. While central clearing and exchange-trading are intended to reduce counterparty credit and liquidity risk, they do not make a swap transaction risk-free. The current regulatory environment regarding swap agreements is subject to change. The Adviser will continue to monitor these developments, particularly to the extent regulatory changes affect the Company’s ability to enter into swap agreements.

The swap market has matured in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid; however there is no guarantee that the swap market will continue to provide liquidity and may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. The absence of liquidity may also make it more difficult for the Company to ascertain a market value for such instruments. The inability to close derivative positions also could have an adverse impact on the Company’s ability to effectively hedge its portfolio. If the Adviser is incorrect in its forecasts of market values, interest rates or currency exchange rates, the investment performance of the Company would be less favorable than it would have been if these investment techniques were not used. In a total return swap, the Company pays the counterparty a floating short-term interest rate and receive in exchange the total return of underlying loans or debt securities. The Company bears the risk of default on the underlying loans or debt securities, based on the notional amount of the swap and, therefore, incurs a form of leverage. The Company would typically have to post collateral to cover this potential obligation.

The Company will “cover” its swap positions by segregating an amount of cash and/or liquid securities as required by the 1940 Act and applicable SEC interpretations and guidance from time to time.

Options and Futures Risk. The Company may utilize options, including equity options, futures contracts and so-called “synthetic” options or other derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the OTC market. When options are purchased OTC, the Company’s portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Company may have difficulty closing out its position. OTC options also may include options on baskets of specific securities.

The Company may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing its investment objectives. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option for American options or only at expiration for European options. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

The Company may close out a position when writing options by purchasing an option on the same underlying security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Company will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

Engaging in transactions in futures contracts and options involves risk of loss to the Company. No assurance can be given that a liquid market will exist for any particular futures contract or option at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Company to substantial losses.
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A market could become unavailable if one or more exchanges were to stop trading options or it could become unavailable with respect to options on a particular underlying security if the exchanges stopped trading options on that security. In addition, a market could become temporarily unavailable if unusual events (e.g., volume exceeds clearing capability) were to interrupt normal exchange operations. If an options market were to become illiquid or otherwise unavailable, an option holder would be able to realize profits or limit losses only by exercising and an options seller or writer would remain obligated until it is assigned an exercise or until the option expires.

If trading is interrupted in an underlying security, the trading of options on that security is usually halted as well. Holders and writers of options will then be unable to close out their positions until options trading resumes, and they may be faced with considerable losses if the security reopens at a substantially different price. Even if options trading is halted, holders of options will generally be able to exercise them. However, if trading has also been halted in the underlying security, option holders face the risk of exercising options without knowing the security’s current market value. If exercises do occur when trading of the underlying security is halted, the party required to deliver the underlying security may be unable to obtain it, which may necessitate a postponed settlement and/or the fixing of cash settlement prices.

Structured Notes. Structured notes are derivative debt securities, the interest rate and/or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured notes is determined by reference to changes in the return, interest rate or value at maturity of a specific asset, reference rate or index (the “reference instrument”) or the relative change in two or more reference instruments. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference instruments. Structured notes may be positively or negatively indexed, so that an increase in value of the reference instrument may produce an increase or a decrease in the interest rate or value of the structured note at maturity. In addition, changes in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such note may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instrument. Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. In order to cover structured notes, the Company, to the extent required by the SEC, will designate assets to cover its obligations with respect to such instruments.

Dollar Rolls. A dollar roll transaction involves a sale by the Company of a security concurrently with an agreement by the Company to repurchase a similar security at a later date at an agreed-upon price. A dollar roll may be considered a borrowing giving rise to leverage. The securities that are repurchased will bear the same interest rate and a similar maturity as those sold, but the assets collateralizing these securities may have different prepayment histories than those sold. During the period between the sale and repurchase, the Company will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in additional investments, and the income from these investments will generate income for the Company. If such income does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities sold as part of the dollar roll, the use of this technique will diminish the investment performance of the Company compared with what the performance would have been without the use of dollar rolls. Dollar rolls involve the risk that the market value of the securities subject to the Company’s forward purchase commitment may decline below, or the market value of the securities subject to the Company’s forward sale commitment may increase above, the exercise price of the forward commitment. In the event the buyer of the securities files for bankruptcy or becomes insolvent, the Company’s use of the proceeds of the current sale portion of the transaction may be restricted.

Equity Securities.

Common and Preferred Stock. The Company may invest in common stock. Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company’s stock price.

The Company may invest in preferred stock. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.
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The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market’s perception of value and not necessarily the book value of an issuer or other objective measures of a company’s worth. If you invest in the Company, you should be willing to accept the risks of the stock market and should consider an investment in the Company only as a part of your overall investment portfolio.

Warrants. The Company may invest in warrants. Warrants are securities, typically issued with preferred stock or bonds that give the holder the right to purchase a given number of shares of common stock at a specified price and time. The price of the warrant usually represents a premium over the applicable market value of the common stock at the time of the warrant’s issuance. Warrants have no voting rights with respect to the common stock, receive no dividends and have no rights with respect to the assets of the issuer. Investments in warrants involve certain risks, including the possible lack of a liquid market for the resale of the warrants, potential price fluctuations due to adverse market conditions or other factors and failure of the price of the common stock to rise. If the warrant is not exercised within the specified time period, it becomes worthless.

Depositary Receipts. The Company may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Holding Company Depositary Receipts (“HOLDRs”), New York Registered Shares (“NYRs”) or American Depositary Shares (“ADSs”). ADRs typically are issued by a U.S. bank or trust company, evidence ownership of underlying securities issued by a foreign company, and are designed for use in U.S. securities markets. EDRs are issued by European financial institutions and typically trade in Europe and GDRs are issued by European financial institutions and typically trade in both Europe and the United States. HOLDRs trade on the American Stock Exchange and are fixed baskets of U.S. or foreign stocks that give an investor an ownership interest in each of the underlying stocks. NYRs, also known as Guilder Shares since most of the issuing companies are Dutch, are dollar-denominated certificates issued by foreign companies specifically for the U.S. market. ADSs are shares issued under a deposit agreement that represents an underlying security in the issuer’s home country. (An ADS is the actual share trading, while an ADR represents a bundle of ADSs.) The Company invests in depositary receipts to obtain exposure to foreign securities markets. For purposes of the Company’s investment policies, the Company’s investments in an ADR will be considered an investment in the underlying securities of the applicable foreign company.

Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs of a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute Shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts.

European Securities. European countries can be significantly affected by the actions of their own individual governments as well as the actions of other European institutions, such as the European Union (“EU”), the European Economic and Monetary Union (“EMU”) and the European Central Bank. The EU is an intergovernmental and supranational union consisting of 28 member states. One of the key responsibilities of the EU is to create and administer a unified trade policy. The member states created the EMU that established different stages and commitments that member states need to follow to achieve greater economic policy coordination and monetary cooperation. Member states relinquish their monetary control to the European Central Bank and use a single unified currency, the euro.

Investments in Europe are also subject to currency risks. Further, because many countries are dependent on foreign exports, any fluctuations in the euro exchange rate could have a negative effect on an issuer’s profitability and performance.

The EU has been extending its influence to the east as it has accepted several new Eastern European countries as members. Some of the new members remain burdened by the inherited inefficiencies of centrally planned economies. Additionally, these countries are dependent on Western Europe for trade and credit. The current and future status of the EU continues to be the subject of political and regulatory controversy, with widely differing views both within and between member countries.

The European financial markets have experienced uncertainty over the past few years, largely because of concerns about rising government debt levels and increased budget deficits. Political and regulatory responses to address structural and policy issues have created even greater instability throughout the region. The high levels of public debt increases the likelihood that certain European issuers will either default or restructure their debt obligations, which would have a negative effect on asset values. The use of austerity measures in countries such as Spain, Italy, Greece, Portugal and Ireland during times in which the eurozone has high levels of unemployment has limited economic growth. European countries can be adversely affected by the tight fiscal and monetary controls that the EMU requires its members to comply with.
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In a recent referendum, citizens of the United Kingdom (the “UK”) voted to withdraw from the EU, which caused significant volatility in global financial markets. In March 2017, the UK formally triggered Article 50 Lisbon Treaty, launching a two-year period of negotiations regarding the terms of the UK’s withdrawal from the EU (commonly referred to as “Brexit”). There is still significant uncertainty regarding the potential consequences and precise timeframe for Brexit. During this period of uncertainty, the UK and European economies and the broader global economy may experience increased volatility and illiquidity, and companies that conduct a significant amount of business in the UK or Europe may experience lower revenue and/or profit growth, all of which may adversely affect the value of the fund’s investments. The Brexit also may cause additional member states to contemplate departing from the EU, which would likely perpetuate political and economic instability in the region and cause additional market disruption in global financial markets.

Exchange-Traded Notes. The Company may invest in exchange-traded notes (“ETNs”). ETNs are a type of senior, unsecured, unsubordinated debt security issued by financial institutions that combines both aspects of bonds and exchange traded funds (“ETFs”). An ETN’s returns are based on the performance of a market index minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN’s maturity, at which time the issuer will pay a return linked to the performance of the market index to which the ETN is linked minus certain fees.

Unlike regular bonds, ETNs do not make periodic interest payments and principal is not protected. ETNs are subject to credit risk and the value of an ETN may drop due to a downgrade in the issuer’s credit rating, despite the underlying market benchmark or strategy remaining unchanged. The value of an ETN may also be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying assets, changes in the applicable interest rates, changes in the issuer’s credit rating, and economic, legal, political, or geographic events that affect the referenced underlying asset. When the Company invests in ETNs it will bear its proportionate share of any fees and expenses borne by the ETN. The Company’s decision to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN.

ETNs are also subject to tax risk. No assurance can be given that the U.S. Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Company characterizes and treats ETNs for tax purposes. Further, the IRS and Congress have considered proposals that would change the timing and character of income and gains from ETNs.

An ETN that is tied to a specific market benchmark or strategy may not be able to replicate and maintain exactly the composition and relative weighting of securities, commodities or other components in the applicable market benchmark or strategy. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Leveraged ETNs are subject to the same risk as other instruments that use leverage in any form.

The market value of ETN shares may differ from their market benchmark or strategy. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the securities, commodities or other components underlying the market benchmark or strategy that the ETN seeks to track. As a result, there may be times when an ETN share trades at a premium or discount to its market benchmark or strategy.

Financial Sector Risk. The Company will invest in securities tied to the financial sector. Companies in the financial sector of an economy are often subject to extensive governmental regulation and intervention, which may adversely affect the scope of their activities, the prices they can charge and the amount of capital they must maintain. Governmental regulation may change frequently and may have significant adverse consequences for companies in the financial sector, including effects not intended by such regulation. The impact of recent or future regulation in various countries on any individual financial company or on the sector as a whole cannot be predicted. The Company’s emphasis on community banks may make the Company more economically vulnerable in the event of a downturn in the banking industry. Community banks may face heightened risks of failure during times of economic downturns that larger banks. Community banks may also be subject to greater lending risks than larger banks.

Certain risks may impact the value of investments in the financial sector more severely than those of investments outside this sector, including the risks associated with companies that operate with substantial financial leverage. Companies in the financial sector may also be adversely affected by increases in interest rates and loan losses, decreases in the availability of money or asset valuations, credit rating downgrades and adverse conditions in other related markets.

Fixed Income Securities. The Company may invest in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Company will consider all circumstances deemed relevant in determining whether to continue to hold the security.
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Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.

Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Company.

Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.

A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.

High Yield Securities. When investing in fixed income securities, the Company may purchase securities regardless of their rating, including fixed income securities rated below investment grade – securities rated below investment grade are often referred to as high yield securities or “junk bonds”. Investments in securities rated below investment grade that are eligible for purchase by the Company are described as “speculative” by Moody’s, S&P and Fitch. Investments in lower rated corporate debt securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities.

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Company by investing in such securities may incur additional expenses to obtain recovery. In the case of high yield securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Company could sell a high yield security, and could adversely affect the daily net asset value (“NAV”) of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly-traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit to evaluate high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. The Adviser does not rely solely on credit ratings when selecting securities for the Company, and develops its own analysis of issuer credit quality. If a credit rating agency changes the rating of a portfolio security held by the Company, the Company may retain the security if the Adviser deems it in the best interest of Shareholders.
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Hybrid Securities. Preferred stock, including trust-preferred stocks, has a preference in liquidation (and, generally dividends) over common stock but is subordinated in liquidation to debt. As a general rule the market value of preferred stocks with fixed dividend rates and no conversion rights varies inversely with interest rates and perceived credit risk, with the price determined by the dividend rate. Some preferred stocks are convertible into other securities (for example, common stock) at a fixed price and ratio or upon the occurrence of certain events. The market price of convertible preferred stocks generally reflects an element of conversion value. Because many preferred stocks lack a fixed maturity date, these securities generally fluctuate substantially in value when interest rates change; such fluctuations often exceed those of long-term bonds of the same issuer. Some preferred stocks pay an adjustable dividend that may be based on an index, formula, auction procedure or other dividend rate reset mechanism. In the absence of credit deterioration, adjustable rate preferred stocks tend to have more stable market values than fixed rate preferred stocks. All preferred stocks are also subject to the same types of credit risks of the issuer as corporate bonds. In addition, because preferred stock is junior to debt securities and other obligations of an issuer, deterioration in the credit rating of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar yield characteristics. Preferred stocks may be rated by S&P and Moody’s although there is no minimum rating which a preferred stock must have (and a preferred stock may not be rated) to be an eligible investment for the Company. The Adviser expects, however, that generally the preferred stocks in which the Company invests will be rated at least CCC by S&P or Caa by Moody’s or, if unrated, of comparable quality in the opinion of the Advisor. Preferred stocks rated CCC by S&P are regarded as predominantly speculative with respect to the issuer’s capacity to pay preferred stock obligations and represent the highest degree of speculation among securities rated between BB and CCC; preferred stocks rated Caa by Moody’s are likely to be in arrears on dividend payments. Moody’s rating with respect to preferred stocks does not purport to indicate the future status of payments of dividends.

Illiquid Securities. The Company may invest in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. The Adviser determines and monitors the liquidity of the portfolio securities and reports periodically on its decisions to the Board. In making such determinations it takes into account a number of factors in reaching liquidity decisions, including but not limited to: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer.

An institutional market has developed for certain restricted securities. Accordingly, contractual or legal restrictions on the resale of a security may not be indicative of the liquidity of the security. If such securities are eligible for purchase by institutional buyers in accordance with Rule 144A under the Securities Act or other exemptions, the Adviser may determine that the securities are liquid.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, the Company may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Company may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Company might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith under procedures adopted by the Board of Trustees.

Industrial Development Bonds. The Company may invest in municipal securities, such as industrial development bonds that are backed only by the assets and revenues of the non-governmental user (such as hospitals and airports). Municipal securities are issued to obtain funds for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities are classified as general obligation or revenue bonds or notes. Private activity bonds and industrial revenue bonds do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

Municipal leases are entered into by state and local governments and authorities to acquire equipment and facilities such as fire and sanitation vehicles, telecommunications equipment, and other assets. Municipal leases (which normally provide for title to the leased assets to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or periodic basis.
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International Securities. The Company may invest directly in international securities. Investing in securities of foreign companies and countries involves certain considerations and risks that are not typically associated with investing in U.S. government securities and securities of domestic companies. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers as well as gains or proceeds realized from the sale or other disposition of international securities may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Company by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, the imposition of economic sanctions, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Company held in foreign countries. The establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations. In addition, investing in international securities will generally result in higher commissions than investing in similar domestic securities.

Decreases in the value of currencies of the foreign countries in which the Company will invest relative to the U.S. dollar will result in a corresponding decrease in the U.S. dollar value of the Company’s assets denominated in those currencies (and possibly a corresponding increase in the amount of securities required to be liquidated to meet distribution requirements). Conversely, increases in the value of currencies of the foreign countries in which the Company invests relative to the U.S. dollar will result in a corresponding increase in the U.S. dollar value of the Company’s assets (and possibly a corresponding decrease in the amount of securities to be liquidated).

Investing in emerging markets can have more risk than investing in developed foreign markets. The risks of investing in these markets may be exacerbated relative to investments in foreign markets. Governments of developing and emerging market countries may be more unstable as compared to more developed countries. Developing and emerging market countries may have less developed securities markets or exchanges, and legal and accounting systems. It may be more difficult to sell securities at acceptable prices and security prices may be more volatile than in countries with more mature markets. Currency values may fluctuate more in developing or emerging markets. Developing or emerging market countries may be more likely to impose government restrictions, including confiscatory taxation, expropriation or nationalization of a company’s assets, and restrictions on foreign ownership of local companies. In addition, emerging markets may impose restrictions on the Company’s ability to repatriate investment income or capital and thus, may adversely affect the operations of the Company. Certain emerging markets may impose constraints on currency exchange and some currencies in emerging markets may have been devalued significantly against the U.S. Dollar. For these and other reasons, the prices of securities in emerging markets can fluctuate more significantly than the prices of securities of companies in developed countries. The less developed the country, the greater effect these risks may have on the Company.

Investment Company Securities. The Company may invest in the securities of other investment companies, including ETFs, closed-end funds and open-end (mutual) funds (also called underlying funds). The Company may invest in inverse ETFs, including leveraged ETFs. Inverse ETFs seek to provide investment results that match a certain percentage of the inverse of the results of a specific index on a daily or monthly basis.

To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When the Company invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, the Company will incur higher expenses, many of which may be duplicative. Furthermore, because the Company invests in shares of ETFs and underlying funds their performances are directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Company’s assets among the ETFs and underlying funds by the Adviser. Accordingly, the Company’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Company allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s NAV. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.
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There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although the Company believes that in the event of the termination of an underlying fund or ETF, the Company will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Inverse and leveraged ETFs are subject to additional risks not generally associated with traditional ETFs. To the extent that the Company invests in inverse ETFs, the value of the Company’s investments will decrease when the index underlying the ETF’s benchmark rises, a result that is the opposite from traditional equity or bond funds. The NAV and market price of leveraged or inverse ETFs are usually more volatile than the value of the tracked index or of other ETFs that do not use leverage. This is because inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. The use of these techniques may cause the inverse or leveraged ETFs to lose more money in market environments that are adverse to their investment strategies than other funds that do not use such techniques.

Generally, under the Investment Company Act of 1940 (the “1940 Act”), a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The SEC has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Company) in excess of these limits. The Company may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, the Company may also invest in ETFs that have not received such exemptive orders as long as the Company (and all of is affiliated persons, including the Adviser) do not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If the Company seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

Money Market Funds.  The Company may invest in underlying money market funds that either seek to maintain a stable $1 NAV (“stable NAV money market funds”) or that have a share price that fluctuates (“variable NAV market funds”). Although an underlying stable share price money market fund seeks to maintain a stable $1 NAV, it is possible for the Company to lose money by investing in such a money market fund. Because the share price of an underlying variable NAV market fund will fluctuate, when the Company sells the shares it owns they may be worth more or less than what the Company originally paid for them. In addition, neither type of money market fund is designed to offer capital appreciation. Certain underlying money market funds may impose a fee upon the sale of shares or may temporarily suspend the ability to sell shares if such fund’s liquidity falls below required minimums.

Municipal Securities. Municipal securities include, among other instruments, general obligation bonds, revenue bonds, municipal leases, certificates of participation, private activity bonds, and moral obligation bonds, as well as short-term, tax-exempt obligations such as municipal notes and variable rate demand obligations. The yields on municipal securities are dependent on a variety of factors, including prevailing interest rates and the condition of the general money market and the municipal securities market, the size of a particular offering, the maturity of the obligation and the rating of the issuer. The market value of municipal securities will vary with changes in interest rate levels and as a result of changing evaluations of the ability of bond issuers to meet interest and principal payments.

To be tax-exempt, municipal securities must meet certain regulatory requirements. If a municipal security fails to meet such requirements, the interest may be taxable, which could impact the value of the security.

General Obligation Bonds. General obligation bonds are backed by the issuer’s full faith and credit and taxing authority for the payment of principal and interest. The taxing authority of any governmental entity may be limited, however, by provisions of its state constitution or laws, and an entity’s creditworthiness will depend on many factors, including potential erosion of its tax base due to population declines, natural disasters, declines in the state’s industrial base or inability to attract new industries, economic limits on the ability to tax without eroding the tax base, state legislative proposals or voter initiatives to limit ad valorem real property taxes and the extent to which the entity relies on Federal or state aid, access to capital markets or other factors beyond the state’s or entity’s control. Accordingly, the capacity of the issuer of a general obligation bond as to the timely payment of interest and the repayment of principal when due is affected by the issuer’s maintenance of its tax base.
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Revenue Bonds. Revenue bonds are issued to finance a wide variety of capital projects, including: electric, gas, water and sewer systems; port, airport, and mass transit facilities; colleges and universities; and hospitals. Revenue bonds may be repaid only from the revenues of a specific facility or source. An investment in revenue bonds is subject to greater risk of delay or non-payment if revenue does not accrue as expected or if other conditions are not met for reasons outside the control of the Company. Conversely, if revenue accrues more quickly than anticipated, the Company may receive payment before expected and have difficulty reinvesting the proceeds on equally favorable terms.

Private activity bonds are, in most cases, revenue bonds. Private activity bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated facilities. Private activity bonds generally are not secured by a pledge of the taxing power of the issuer of such bonds. Therefore, the repayment of such bonds generally depends on the revenues of a private entity. Continued ability of a private entity to generate sufficient revenues for the payment of principal and interest on such bonds will be affected by many factors including the size of the entity, capital structure, demand for its products or services, competition, general economic conditions, government regulation and the entity’s dependence on revenues for the operation of the particular facility being financed.

Moral Obligation Bonds. The Company also may invest in “moral obligation” bonds, which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of such bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Lease Obligations and Certificates of Participation. Municipal leases and certificates of participation involve special risks not normally associated with general obligations or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases or contracts of “non-appropriation” clauses that relieve the governmental issuer of any obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. In addition, such leases or contracts may be subject to the temporary abatement of payments in the event that the governmental issuer is prevented from maintaining occupancy of the lease premises or utilizing the leased equipment. Although the obligations may be secured by the leased equipment or facilities, the disposition of the property in the event of non-appropriation or foreclosure might prove difficult, time consuming and costly, and may result in a delay in recovering or the failure to fully recover ownership of the assets.

Certificates of participation, which represent interests in unmanaged pools of municipal leases or installment contracts, involve the same risks as the underlying municipal leases. In addition, the Company may be dependent upon the municipal authority issuing the certificate of participation to exercise remedies with respect to the underlying securities. Certificates of participation also entail a risk of default or bankruptcy, both of the issuer of the municipal lease and also the municipal agency issuing the certificate of participation.

Operational Risk. An investment in the Company involves operational risk arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. Any of these errors, failures or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a materially adverse effect on the Company. While the Company seeks to minimize such events through controls and oversight, there is no guarantee that the Company will not suffer losses due to operational risk.

Repurchase Agreements. The Company may engage in repurchase agreement transactions involving the type of securities in which it is permitted to invest. Repurchase agreements are transactions by which the Company purchases a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed upon price on an agreed upon date (usually within seven days of purchase). The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or date of maturity of the purchased security. Repurchase agreements involve certain risks not associated with direct investments in the underlying securities. In the event of a default or bankruptcy by the seller, the Company will seek to liquidate such collateral. The exercise of the Company’s right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Company could suffer a loss. Repurchase agreements are considered to be loans by an investment company under the 1940 Act. The Company will not invest more than 33 1/3% of its net assets in repurchase agreements.
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The use of repurchase agreements involves certain risks. For example, if the seller of the agreements defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Company may incur a loss upon disposition of them. If the seller of the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a bankruptcy court may determine that the underlying securities are collateral not within the control of the Company and therefore subject to sale by the trustee in bankruptcy. Finally, it is possible that the Company may not be able to substantiate their interest in the underlying securities. While the management of the Company acknowledges these risks, it is expected that they can be controlled through stringent security selection criteria and careful monitoring procedures.

Restricted Securities. Within its limitation on investment in illiquid securities, the Company may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Company may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Company may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Company might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act (“144A Securities”) and are determined to be liquid are not subject to the limitations on illiquid securities.

Reverse Repurchase Agreements. The Company may engage in reverse repurchase agreements. Reverse repurchase agreements are agreements that involve the sale of securities held by the Company to financial institutions such as banks and broker-dealers, with an agreement that the Company will repurchase the securities at an agreed upon price and date. During the reverse repurchase agreement period, the Company continues to receive interest and principal payments on the securities sold. The Company may employ reverse repurchase agreements (i) for temporary emergency purposes or to meet repurchase requests so as to avoid liquidating other portfolio securities during unfavorable market conditions; (ii) to cover short-term cash requirements resulting from the timing of trade settlements; or (iii) to take advantage of market situations where the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.

Reverse repurchase agreements involve the risk that the market value of securities to be purchased by the Company may decline below the price at which the Company is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Company is delayed or prevented from completing the transaction. At the time the Company enters into a reverse repurchase agreement, it will segregate, and maintain, liquid assets having a dollar value equal to the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Company’s use of the proceeds from the sale of the securities may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Company’s obligations to repurchase the securities. Reverse repurchase agreements are considered borrowings by the Company under the 1940 Act.

Securities Lending. The Company may lend portfolio securities in an amount up to one-third of its total assets to brokers, dealers and other financial institutions. In a portfolio securities lending transaction, the Company receives from the borrower an amount equal to the interest paid or the dividends declared on the loaned securities during the term of the loan as well as the interest on the collateral securities, less any fees (such as finders or administrative fees) the Company pays in arranging the loan. The Company may share the interest it receives on the collateral securities with the borrower. The terms of the Company’s loans permit each Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter. Loans are subject to termination at the option of the Company or borrower at any time, and the borrowed securities must be returned when the loan is terminated. The Company may pay fees to arrange for securities loans.

The SEC currently requires that the following conditions must be met whenever the Company’s portfolio securities are loaned: (1) the Company must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Company must be able to terminate the loan at any time; (4) the Company must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Company may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Board must terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Company may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans. These conditions may be subject to future modification. Such loans will be terminable at any time upon specified notice. The Company might experience the risk of loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Company. In addition, the Company will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, the Company could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. As part of participating in a lending program, the Company may be required to invest in collateralized debt or other securities that bear the risk of loss of principal. In addition, all investments made with the collateral received are subject to the risks associated with such investments. If such investments lose value, the Company will have to cover the loss when repaying the collateral.
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Any loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. Any securities that the Company may receive as collateral will not become part of the Company’s investment portfolio at the time of the loan and, in the event of a default by the borrower, the Company will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Company is permitted to invest. During the time securities are on loan, the borrower will pay the Company any accrued income on those securities, and the Company may invest the cash collateral and earn income or receive an agreed-upon fee from a borrower that has delivered, as collateral, cash, U.S. Government securities and standby letters of credit issued by a bank that is not the Company’s lending agent.

Short Sales. The Company may make short sales as part of its overall portfolio management strategies or to offset a potential decline in value of an ETF. The Company may engage in short sales with respect to ETFs. A short sale involves the sale of an ETF that is borrowed from a broker or other institution to complete the sale. The Company may engage in short sales with respect to ETFs it owns, as well as securities that it does not own. Short sales expose the Company to the risk that it will be required to acquire, convert or exchange ETFs to replace the borrowed ETF (also known as “covering” the short position) at a time when the ETF sold short have appreciated in value, thus resulting in a loss to the Company. The Company’s investment performance may also suffer if the Company is required to close out a short position earlier than it had intended. The Company must segregate assets determined to be liquid in accordance with procedures established by the Board of Trustees, or otherwise cover its positions in a permissible manner. The Company will be required to pledge its liquid assets to the broker to secure its performance on short sales. As a result, the assets pledged may not be available to meet the Company’s needs for immediate cash or other liquidity. In addition, the Company may be subject to expenses related to short sales that are not typically associated with investing in ETFs directly, such as costs of borrowing and margin account maintenance costs associated with the Company’s open short positions. These types of short sales expenses are sometimes referred to as the “negative cost of carry,” and will tend to cause the Company to lose money on a short sale even in instances where the price of the ETF sold short does not change over the duration of the short sale. Dividend expenses on ETFs sold short are not covered under the Advisor’s expense limitation agreements with the Company and, therefore, these expenses will be borne by the Shareholders of the Company.

Subordinated Debt Securities. Subordinated debt securities, sometimes also called “junior debt” are debt securities for which the issuer’s obligations to make principal and interest payment are secondary to the issuer’s payment obligations to more senior debt securities. Subordinated debt securities are subject to the same risks as other fixed income securities and are also subject to increased credit risk because the issuer, by definition, has issued other, more senior debt securities. The Company may invest in subordinated debt securities, including those issued by banks.

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, The Federal National Mortgage Association and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks if sound debt management practices are not implemented. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due. This increase has also necessitated the need for the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected.
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Variable and Floating Rate Securities. The Company may invest in variable and floating rate securities. Fixed Income securities that have variable or floating rates of interest may, under certain limited circumstances, have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to one or more interest rate indices or market interest rates (the “underlying index”). The interest paid on these securities is a function primarily of the underlying index upon which the interest rate adjustments are based. These adjustments minimize changes in the market value of the obligation. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness. The rate of interest on securities may be tied to U.S. Government securities or indices on those securities as well as any other rate of interest or index.

Variable and floating rate demand notes of corporations are redeemable upon a specified period of notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying interest rates under direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days’ notice.

Certain securities may have an initial principal amount that varies over time based on an interest rate index, and, accordingly, the Company might be entitled to less than the initial principal amount of the security upon the security’s maturity. The Company intends to purchase these securities only when the Adviser believes the interest income from the instrument justifies any principal risks associated with the instrument. The Adviser may attempt to limit any potential loss of principal by purchasing similar instruments that are intended to provide an offsetting increase in principal. There can be no assurance that the Adviser will be able to limit the effects of principal fluctuations and, accordingly, the Company may incur losses on those securities even if held to maturity without issuer default.

There may not be an active secondary market for any particular floating or variable rate instruments, which could make it difficult for the Company to dispose of the instrument during periods that the Company is not entitled to exercise any demand rights it may have. The Company could, for this or other reasons, suffer a loss with respect to those instruments. The Adviser monitors the liquidity of the Company’s investments in variable and floating rate instruments, but there can be no guarantee that an active secondary market will exist.

When-Issued Securities and Forward Commitments. The Company may purchase securities offered on a “when-issued” and “forward commitment” basis (including a delayed delivery basis). Securities purchased on a “when-issued” or “forward commitment basis” are securities not available for immediate delivery despite the fact that a market exists for those securities. A purchase is made on a “delayed delivery” basis when the transaction is structured to occur sometime in the future.

When these transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but delayed settlements beyond two months may be negotiated. During the period between a commitment and settlement, no payment is made for the securities purchased by the purchaser and, thus, no interest accrues to the purchaser from the transaction. At the time the Company makes the commitment to purchase securities on a when-issued basis or forward commitment, the Company will record the transaction as a purchase and thereafter reflect the value each day of such securities in determining its NAV.

Zero-Coupon, Delayed Interest and Capital Appreciation Securities. Zero-coupon, delayed interest, pay-in-kind (“PIK”) and capital appreciation securities are securities that make no periodic interest payments, but are sold at a discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, the Company may not receive any return on its investment. Because such securities bear no interest and generally compound periodically at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed income securities. Since such bondholders do not receive interest payments, when interest rates rise, zero-coupon, delayed interest and capital appreciation securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon, delayed interest and capital appreciation securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon, delayed interest and capital appreciation securities may cause the Company to recognize income and make distributions to Shareholders before it receives any cash payments on its investment. To generate cash to satisfy distribution requirements, the Company may have to sell portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources such as the sale of Company shares.

PIK securities may be debt obligations or preferred shares that provide the issuer with the option of paying interest or dividends on such obligations in cash or in the form of additional securities rather than cash. Similar to zero-coupon bonds and delayed interest securities, PIK securities are designed to give an issuer flexibility in managing cash flow. PIK securities that are debt securities can be either senior or subordinated debt and generally trade flat (i.e., without interest). The trading price of PIK debt securities generally reflects the market value of the underlying debt plus an amount representing accrued interest since the last interest payment.
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INVESTMENT RESTRICTIONS

Fundamental. The investment policies described below have been adopted by the Company with respect to the Company and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Company. As used in the Prospectus and this SAI, the term “majority of the outstanding shares of the Company” means the lesser of: (1) 67% or more of the outstanding shares of the Company present at a meeting, if the holders of more than 50% of the outstanding shares of the Company are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Company. Except for those investment policies specifically identified as fundamental in the Prospectus and this SAI, the Company’s investment objective as described in the Prospectus and all other investment policies and practices described in the Prospectus and this SAI are non-fundamental and may be changed by the Board without the approval of Shareholders.

The fundamental policies adopted with respect to the Company are as follows:

1. Borrowing Money. The Company may borrow money to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Company from the provisions of the 1940 Act.

2. Senior Securities. The Company may issue senior securities, as defined in the 1940 Act, as permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Company from the provisions of the 1940 Act.

3. Underwriting. The Company may act as an underwriter of securities within the meaning of the Securities Act, to the extent permitted under the Securities Act, as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time.

4. Real Estate. The Company may purchase or sell real estate to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Company from the provisions of the 1940 Act. This includes that the Company may (i) acquire or lease office space for its own use, (ii) invest in instruments of issuers that deal in real estate or are engaged in the real estate business, including real estate investment trusts, (iii) invest in instruments secured by real estate or interests therein, (iv) hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Company’s ownership of such instruments.

5. Commodities. The Company may purchase or sell commodities to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Company from the provisions of the 1940 Act. The Company may purchase or sell options or futures contracts, invest in securities or other instruments backed by commodities or invest in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Company may make loans to other persons to the extent permitted under the 1940 Act, the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or an exemption or other relief applicable to the Company from the provisions of the 1940 Act.

7. Concentration. Under normal circumstances, the Company will invest more than 25% of its total assets (measured at the time of purchase) in the group of industries related to banks and diversified financials.

The following are interpretations of the fundamental investment policies of the Company and may be revised without Shareholder approval, consistent with current laws and regulations as such may be interpreted or modified by regulatory authorities having jurisdiction, from time to time:

Borrowing Money. Under current law as interpreted by the SEC and its staff, the Company may borrow money in the amount of up to one-third of the Company’s total assets for any purpose and up to 5% of the Company’s total assets from banks or other lenders for temporary purposes. The Company’s total assets include the amounts being borrowed. To limit the risks that accompany borrowing, the 1940 Act requires the Company to maintain at all times an asset coverage of 300% of the amount of its borrowings. The Company expects to use proceeds from borrowing for investment purposes and to satisfy Shareholder repurchase requests.

Senior Securities. Senior securities may include any obligation or instrument issued by an investment company evidencing indebtedness, including the issuance of debt or preferred shares of beneficial interest. Current law, as interpreted by the SEC and its staff, provides that, in the case of a senior security representing indebtedness, a closed-end investment company must have asset coverage of 300% immediately after such issuance, and no dividends on the company’s stock may be made unless the indebtedness generally has an asset coverage at that time of 300%. In the case of a class of senior security representing a stock, a closed-end investment company must have asset coverage of 200% immediately after such issuance, and no dividends on the company’s stock may be made unless the preferred stock generally has an asset coverage at that time of 200%.  Shareholders of preferred stock also must have the right, as a class, to elect at least two trustees at all times and to elect a majority of trustees if dividends on their stock are unpaid in certain amounts.
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Underwriting. Under the 1940 Act, underwriting securities generally involves an investment company purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. The Company’s limitation with respect to underwriting securities is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Company may be deemed an underwriter under certain federal securities laws.

Real Estate. The 1940 Act does not directly restrict an investment company’s ability to invest in real estate, but does require that every investment company have a fundamental investment policy governing such investments. The Company’s limitation with respect to investing in real estate is not applicable to investments in securities or mortgages or loans that are secured by or represent interests in real estate. This limitation does not preclude the Company from purchasing or selling mortgage-related securities or securities of companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

Commodities. The 1940 Act does not directly restrict an investment company’s ability to invest in commodities, but does require that every investment company have a fundamental investment policy governing such investments. The Company may hold commodities acquired as a result of ownership of securities or other investments. This limitation does not preclude the Company from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

Loans. Under current law as interpreted by the SEC and its staff, the Company may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties (this restriction does not apply to purchases of debt securities or repurchase agreements). Subject to this limitation, the Company may make loans, for example: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; (c) by making loans secured by real estate; (d) by making loans to affiliated funds as permitted by the SEC; or (e) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

Concentration. Under current SEC and SEC staff interpretation, the Company would “concentrate” its investments if 25% or more of the Company’s total assets would be invested in securities of issuers conducting their principal business activities in the same industry. For purposes of this limitation, there is no limit on: (1) investments in U.S. Government securities, in repurchase agreements collateralized by U.S. Government securities, or in tax-exempt securities issued by the states, territories, or possessions of the United States (“municipal securities”), excluding private activity municipal securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity; (2) investments in issuers domiciled in a single jurisdiction provided that the Company does not invest greater than 25% in a particular industry; or (3) certain asset-backed securities that are backed by a pool of loans issued to companies in a wide variety of industries unrelated to each other such that the economic characteristics of such a security are not predominantly related to a single industry to the extent permitted by the 1940 Act. Notwithstanding anything to the contrary, to the extent permitted by the 1940 Act, the Company may invest in one or more investment companies; provided that, except to the extent the Company invests in other investment companies pursuant to Section 12(d)(1)(A) or (F) of the 1940 Act, the Company treats the assets of the investment companies in which it invests as its own for purposes of this policy.

With respect to the percentages adopted by the Company as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to fundamental policy 1.

Notwithstanding any of the foregoing policies, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Company, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Company shall, within 90 days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.
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MANAGEMENT

Trustees and Officers
The Board is responsible for the overall management of the Company, including general supervision and review of the investment activities of the Company. The Board, in turn, elects the officers of the Company, who are responsible for administering the day-to-day operations of the Company. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Company is c/o Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. Additional information about the Trustees and officers of the Company is provided in the table below.
Name and Year of Birth	Position with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustees of the Company(1)
Ira P. Cohen 1959	Independent Trustee, Chairman	Trustee since 2017, Chairman since 2017; indefinite terms	Executive Vice President, Recognos Financial (investment industry data analysis provider) (since 2015); Independent financial services consultant (since 2005).	[5]	Trustee, Valued Advisers Trust (since 2010) (15 portfolios); Trustee, Griffin Institutional Credit Fund (since April 2014) (2 portfolios); Trustee, Angel Oak Funds Trust (since 2014).
Alvin R. Albe, Jr. 1953	Independent Trustee	Since 2017; indefinite term	Retired; Senior Advisor, The TCW Group, Inc. (asset manager) (2008–2013).	[5]	Director, Syntroleum Corporation (renewable energy firm) (1988–2014); Trustee, Angel Oak Funds Trust (since 2014).
Keith M. Schappert 1951	Independent Trustee	Since 2017; indefinite term	President, Schappert Consulting LLC (investment industry consulting) (since 2008).	[5]
Trustee, Mirae Asset Discovery Funds (since 2010) (6 portfolios); Trustee, Metropolitan Series Fund, Inc. (2009-2015) (30 portfolios); Trustee, Met Investors Series Trust (2012-2015) (45 portfolios); Director, Commonfund Capital, Inc. (private equity business) (since 2015); Director, The Commonfund (investment management) (since 2012); Director, Calamos Asset Management, Inc. (investment management) (2012-2017); Trustee, Angel Oak Funds Trust (since 2014).

Interested Trustee of the Company
Sreeniwas (Sreeni) V. Prabhu 1974	Interested Trustee	Since 2017; indefinite term	Chief Investment Officer, Portfolio Manager, Co-Founder, Angel Oak Capital Advisors, LLC (since 2009).	[5]	Trustee, Angel Oak Funds Trust (since April 2015).
(1)	The Trustees of the Company who are not “interested persons” of the Company as defined in the 1940 Act (“Independent Trustees”).
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Name and Year of Birth	Position with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Officers of the Company
Dory S. Black, Esq. 1975	President	Since 2017; indefinite term
General Counsel, Angel Oak (since 2014); General Counsel, EARNEST Partners, LLC (investment management firm) (2014); Vice-President and Assistant General Counsel, GE Asset Management Incorporated (2004–2014).

Adam Langley 1967	Chief Compliance Officer	Since 2017; indefinite term
Chief Compliance Officer, Angel Oak Capital Advisors, LLC (since 2015); Chief Compliance Officer, Angel Oak Funds Trust (2015); Chief Compliance Officer, Angel Oak Capital Partners II, LLC (since 2016); Chief Compliance Officer, Buckhead One Financial Opportunities, LLC (since 2017); Chief Compliance Officer, Angel Oak Consulting Group Portfolio Management, LLC (2015-2017); Compliance Manager, Invesco Advisers, Ltd. (2013–2015); Compliance Officer, Macquarie Group (2013); Chief Compliance Officer, Aspen Partners, Ltd. (2003–2013).

Lu Chang, CFA, FRM, CAIA 1975	Secretary	Since 2017; indefinite term	Chief Risk Officer, Angel Oak Capital Advisors, LLC (since 2014); Vice-President and Finance Manager, Wells Fargo Advisors, LLC (investment advisory firm) (2004–2014).
Daniel Fazioli 1981	Treasurer	Since 2017; indefinite term	Controller, Angel Oak Capital Advisors, LLC (since 2015); Controller, Tang Capital Partners, LP (2014–2015); Associate, Goldman Sachs & Company, Inc. (2010–2014).

Additional Information Concerning the Board of Trustees.

The Role of the Board

The Board oversees the management and operations of the Company. Like all mutual funds, the day-to-day management and operation of the Company is the responsibility of the various service providers to the Company, such as the Adviser, the distributor, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser and administrator as officers of the Company, with responsibility to monitor and report to the Board on the Company’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Company. The Board has appointed a Chief Compliance Officer who administers the Company’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board Meetings, which are typically held quarterly, and involve the Board’s review of recent operations. While Angel Oak compensates the CCO for his services to the Company, the Company reimburses Angel Oak for a portion of the CCO’s salary.

Board Structure, Leadership

The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees—an Audit, Financial and Administrative Oversight Committee, a Nominating, Governance and Compliance Oversight Committee and a Valuation and Risk Management Oversight Committee—that are discussed in greater detail below under “Fund Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

 The Board has an Independent Chairman. Except for any duties specified herein or pursuant to the Company’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. Cohen any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. Cohen acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Company’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Company, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may review matters relating to their independent oversight of the Company.
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The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management

As part of its oversight function, the Board of Trustees receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks), the oversight of different types of risks is handled in different ways. For example, the Audit, Financial and Administrative Oversight Committee meets with the Treasurer and the Company’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Company’s financial reporting function. The Board and Nominating, Governance and Compliance Oversight Committee meet regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation and Risk Management Oversight Committee also receive reports from the Adviser and its Chief Risk Officer as to investment and other risks of the Company.

Information about Each Trustee’s Qualification, Experience, Attributes or Skills

The Board believes that each of the Trustees has the qualifications, experience, attributes and skills (“Trustee Attributes”) appropriate to their continued service as Trustees of the Company in light of the Company’s business and structure. In addition to a demonstrated record of business and/or professional accomplishment, each of the Trustees has demonstrated a commitment to discharging their oversight duties as trustees in the interests of Shareholders. The Board annually conducts a “self-assessment” wherein the effectiveness of the Board is reviewed.

In addition to the information provided in the table above, below is certain additional information concerning each particular Trustee and his Trustee Attributes.

Mr. Prabhu’s Trustee Attributes.
Mr. Prabhu has over 15 years of experience in the financial services and investment management industry and co-founded the Adviser in 2009. Mr. Prabhu has served in a variety of management roles throughout his career. The Board believes that Mr. Prabhu’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Company.

Mr. Cohen’s Trustee Attributes.
Mr. Cohen has over 35 years of experience in the financial services industry. He has served as Executive Vice President of Recognos Financial, a premier provider of semantic data analysis for the financial services industry, since 2015, and he has been an independent financial services consultant since 2005. Mr. Cohen has served a variety of management roles for various financial and investment companies throughout his career. Additionally, Mr. Cohen served as an independent trustee of the trust in which the Adviser’s first mutual fund was launched. The Board believes that Mr. Cohen’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Company.

Mr. Albe’s Trustee Attributes.
Mr. Albe has over 30 years of experience in the investment management industry, including having served as executive management for a large asset management firm and its affiliated investment companies. Mr. Albe is a Certified Public Accountant (non-practicing) and has past experience as a member of the board and audit committee of a publicly held company. Mr. Albe is an audit committee financial expert of the Company. The Board believes that Mr. Albe’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Company.

Mr. Schappert’s Trustee Attributes.
Mr. Schappert has over 40 years of experience in the investment management industry. He has been an independent financial services consultant for his own consulting business, Schappert Consulting, LLC, since 2008 and has served a variety of management roles for various financial and investment companies throughout his career. The Board believes that Mr. Schappert’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Company.
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Fund Committees

The Company has three standing committees: the Audit, Financial and Administrative Oversight Committee, the Nominating, Governance and Compliance Oversight Committee and the Valuation and Risk Management Oversight Committee.

The Audit, Financial and Administrative Oversight Committee is comprised of all of the Independent Trustees. The function of the Audit, Financial and Administrative Oversight Committee is to review the scope and results of the annual audit of the Company and any matters bearing on the audit or the Company’s financial statements and to ensure the integrity of the Company’s financial reporting. The Audit, Financial and Administrative Oversight Committee also recommends to the Board of Trustees the annual selection of the independent registered public accounting firm for the Company, and it reviews and pre-approves audit and certain non-audit services to be provided by the independent registered public accounting firm. The Committee also assists the Board in overseeing the review of financial and administrative reports and discussing with the Company’s management financial and administrative matters relating to the Company.

The Nominating, Governance and Compliance Oversight Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees. The Committee has a policy in place for considering Trustee candidates recommended by Shareholders. Nomination submissions must be accompanied by all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. In addition, a nominee must provide such additional information as reasonably requested by the Committee. The Committee will consider recommendations by Shareholders for up to one year from receipt. Nomination submissions should be sent to:

Secretary, Angel Oak Financial Institutions Trust
c/o Angel Oak Capital Advisors, LLC
3060 Peachtree Road NW, Suite 500
Atlanta, GA 30305

The Committee also assists the full Board in connection with matters relating to the compliance of the Company and its service providers with applicable laws. The Committee meets on an as needed basis.

The Valuation and Risk Management Oversight Committee, comprised of all the Independent Trustees, oversees valuation matters of the Company delegated to the Adviser’s Valuation Committee, including the fair valuation determinations and methodologies proposed and utilized by the Pricing Committee, reviews the Company’s valuation procedures and their application by the Adviser’s Valuation Committee, reviews pricing errors and procedures for calculation of NAV of the Company and responds to other matters deemed appropriate by the Board. The Valuation and Risk Management Oversight Committee also oversees the policies, procedures, practices and systems relating to identifying and managing the various risks that are or may be applicable to the Company.  The Committee shall not assume any day-to-day risk management functions or activities.  The Adviser and other service providers (“Fund management”) are responsible for the day-to-day implementation, maintenance, and administration of policies, procedures, systems and practices designed to identify, monitor, and control risks to which the Company is or may be exposed.  The Chief Risk Officer of the Adviser oversees Fund management’s execution of its risk management responsibilities.  The actions of the Valuation and Risk Management Oversight Committee are reviewed and ratified by the Board. The Valuation and Risk Management Oversight Committee meets at least annually.

Trustee Ownership of Company Shares and Other Interests

The table below shows for each Trustee, the amount of the Company’s equity securities beneficially owned by each Trustee, and the aggregate value of all investments in equity securities of the Company, as of [December 31, 2016] and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in all Registered Investment Companies Overseen by the Trustees in Family of Investment Companies
Non-Interested Trustees
Alvin R. Albe, Jr.	[ ]	[ ]
Ira P. Cohen	[ ]	[ ]
Keith M. Schappert	[ ]	[ ]
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu	[ ]	[ ]
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Furthermore, neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Company’s principal underwriter, or any of their affiliates.

Compensation

The following table reflects the compensation estimated to be received by the Trustees for services for the current fiscal year ending [·], from the Company Complex. The Company Complex consists of the Company as well as Angel Oak Strategic Credit Fund and Angel Oak Funds Trust, affiliated registrants not discussed in this SAI. Those Trustees who are not employees of the Adviser receive an annual retainer of $40,000 (pro-rated for any periods less than one year), as well as reimbursement for reasonable expenses incurred in connection with attendance at meetings. Each Independent Trustee also receives compensation of $8,500 for each regularly scheduled meeting attended in person. The Company does not have any pension or retirement plans. Each Committee Chairman received additional annual compensation of $12,000 (pro-rated for any periods less than one year).

Name of Person/Position	Aggregate Compensation from the Fund	Total Compensation from the Company and Fund Complex Paid to Trustees
Non-Interested Trustees
Alvin R. Albe, Jr., Trustee	[ ]	[ ]
Ira P. Cohen, Trustee, Chairman	[ ]	[ ]
Keith M. Schappert, Trustee	[ ]	[ ]
Interested Trustee
Sreeniwas (Sreeni) V. Prabhu, Trustee	[ ]	[ ]

Investment Adviser

The Company’s Adviser is Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305. Angel Oak Capital Advisors, LLC was formed in 2009 by Michael A. Fierman, Sreeniwas (Sreeni) V. Prabhu and Brad A. Friedlander, each a Managing Partner of the Adviser.

Under the terms of the investment advisory agreement (the “Agreement”), the Adviser manages the Company’s investments subject to oversight by the Board of Trustees. As compensation for its management services, the Company is obligated to pay the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 1.25% of the average daily net assets of the Company.

[The Adviser has voluntarily agreed to waive its fees and/or reimburse certain expenses (exclusive of any front-end sales loads, taxes, interest on borrowings, dividends on securities sold short, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization and extraordinary expenses) to limit the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement to [   ]% of the Company’s average daily net assets (the “Expense Limit”) for the first six months of the Company’s operations. The Expense Limit excludes certain expenses and consequently, the Total Annual Fund Operating Expenses after fee waiver/expense reimbursement may be higher than the Expense Limit. The Adviser may amend, extend or discontinue this waiver at any time without advance notice. The Adviser may not recoup from the Company any waived amount or reimbursed expenses pursuant to this arrangement.]

The Adviser retains the right to use the name “Angel Oak” in connection with another investment company or business enterprise with which the Adviser is or may become associated. The Company’s right to use the name “Angel Oak” automatically ceases 90 days after termination of the Agreement and may be withdrawn by the Adviser on 90 days’ written notice.

The Adviser may make payments to banks or other financial institutions that provide Shareholder services and administer Shareholder accounts. If a bank or other financial institution were prohibited from continuing to perform all or a part of such services, management of the Company believes that there would be no material impact on the Company or Shareholders. Banks and other financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those Shareholders availing themselves of the bank services will be lower than to those Shareholders who do not. The Company may from time to time purchase securities issued by banks and other financial institutions that provide such services; however, in selecting investments for the Company, no preference will be shown for such securities.

About the Portfolio Managers
Sreeniwas V. Prabhu, Johannes Palsson, Navid Abghari, and Cheryl Pate are the Portfolio Managers of the Company. As of [   ], the Portfolio Managers were responsible for managing the following types of accounts for the Adviser, other than the Company(s) for which they serve as a portfolio manager:
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Sreeniwas (Sreeni) V. Prabhu

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Johannes Palsson

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Navid Abghari

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Cheryl Pate

Number and Assets of Other Accounts			Number and Assets of Accounts for which Advisory Fee is Performance Based
Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]	[ ] $[ ]

Compensation: The Portfolio Managers receive an annual base salary from the Adviser. Mr. Prabhu has an ownership interest in the Adviser and may receive distributions from the Adviser, which may come from profits generated by the Adviser. Each of the Portfolio Managers is eligible to receive a discretionary bonus, which is based on: profitability of the Adviser; assets under management; investment performance of managed accounts; compliance with the Adviser’s policies and procedures; contribution to the Adviser’s goals and objectives; anticipated compensation levels of competitor firms; effective research; role and responsibilities; client satisfaction; asset retention; teamwork; leadership; and risk management.

Potential Conflicts of Interest: Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may experience the following potential conflicts: The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Investment decisions for client accounts are also made consistent with a client’s individual investment objective and needs. Accordingly, there may be circumstances when purchases or sales of securities for one or more client accounts will have an adverse effect on other clients. The Adviser may seek to manage such competing interests by: (1) having a portfolio manager focus on a particular investment discipline; (2) utilizing a quantitative model in managing accounts; and/or (3) reviewing performance differences between similarly managed accounts on a periodic basis to ensure that any such differences are attributable by differences in investment guidelines and timing of cash flows. The Adviser also maintains a Code of Ethics to establish standards and procedures for the detection and prevention of activities by which persons having knowledge of the investments and investment intentions of the Company may abuse their fiduciary duties to the Company.

If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one client, the Company may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, the Adviser has adopted procedures for allocating portfolio transactions across multiple accounts.

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With respect to securities transactions for clients, the Adviser determines which broker to use to execute each order. However, the Adviser may direct securities transactions to a particular broker/dealer for various reasons including receipt of research or participation interests in initial public offerings that may or may not benefit the Company. To deal with these situations, the Adviser has adopted procedures to help ensure best execution of all client transactions.

Finally, the appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance-based management fee, which relates to the management of one but not all accounts for which a portfolio manager has day-to-day management responsibilities.

The Company is required to show the dollar amount ranges of the portfolio managers’ beneficial ownership of shares of the Company as of [  ], 2017:

Portfolio Manager	Dollar Range of Equity Securities in the Company
Sreeni V. Prabhu	[ ]	[ ]	[ ]
Johannes Palsson	[ ]	[ ]	[ ]
Navid Abghari	[ ]	[ ]	[ ]
Cheryl Pate	[ ]	[ ]	[ ]

REPURCHASE OF SHARES AND OTHER DISCOUNT MEASURES

Because shares of closed-end management investment companies frequently trade at a discount to their NAVs, the Board has determined that from time to time it may be in the best interest of the Shareholders for the Company to take certain actions intended to reduce such discount. The Board, in consultation with the Adviser, will review at least annually the possibility of open market repurchases and/or tender offers for the Shares and will consider such factors as the market price of the Shares, the NAV of the Shares, the liquidity of the assets of the Company, the effect on the Company’s expenses, whether such transactions would impair the Company’s status as a RIC or result in a failure to comply with applicable asset coverage requirements, general economic conditions and such other events or conditions, which may have a material effect on the Company’s ability to consummate such transactions. There are no assurances that the Board will, in fact, decide to undertake either of these actions or, if undertaken, that such actions will result in the Shares trading at a price which is equal to or approximates their NAV.

In recognition of the possibility that the Shares might trade at a discount to NAV and that any such discount may not be in the interest of the Company’s Shareholders, the Board, in consultation with the Adviser, from time to time may review the possible actions to reduce any such discount.

PORTFOLIO TRANSACTIONS

How Securities are Purchased and Sold

Purchases and sales of portfolio securities that are fixed income securities (for instance, money market instruments and bonds, notes and bills) usually are principal transactions. In a principal transaction, the party from whom the Company purchases or to whom the Company sells is acting on their own behalf (and not as the agent of some other party such as its customers). These securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for these securities.

Purchases and sales of portfolio securities that are equity securities (for instance common stock and preferred stock) are generally effected: (1) if the security is traded on an exchange, through brokers who charge commissions; and (2) if the security is traded in the “over-the-counter” markets, in a principal transaction directly from a market maker. In transactions on stock exchanges, commissions are negotiated. When transactions are executed in an over-the-counter market, the Adviser will seek to deal with the primary market makers; but when necessary to obtain best execution, the Adviser will utilize the services of others.

The price of securities purchased from underwriters includes a disclosed fixed commission or concession paid by the issuer to the underwriter, and prices of securities purchased from dealers serving as market makers reflects the spread between the bid and asked price.

In the case of fixed income and equity securities traded in the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.
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Commissions Paid

As of the date of this SAI, there were no brokerage commissions because the Company had not yet commenced investment operations.

Adviser Responsibility for Purchases and Sales

The Adviser places orders for the purchase and sale of securities with broker-dealers selected by and in the discretion of the Adviser. The Company does not have any obligation to deal with a specific broker or dealer in the execution of portfolio transactions. Allocations of transactions to brokers and dealers and the frequency of transactions are determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the applicable Fund rather than by any formula.

The Adviser seeks “best execution” for all portfolio transactions. This means that the Adviser seeks the most favorable price and execution available. The Adviser’s primary consideration in executing transactions for the Company is prompt execution of orders in an effective manner and at the most favorable price available.

Choosing Broker-Dealers

The Company may not always pay the lowest commission or spread available. Rather, in determining the amount of commissions (including certain dealer spreads) paid in connection with securities transactions, the Adviser takes into account factors such as size of the order, difficulty of execution, efficiency of the executing broker’s facilities (including the research services described below) and any risk assumed by the executing broker.

Consistent with applicable rules and the Adviser’s duties, the Adviser may consider payments made by brokers effecting transactions for the Company. These payments may be made to the Company or to other persons on behalf of the Company for services provided to the Company for which those other persons would be obligated to pay.

The Adviser may also utilize a broker and pay a slightly higher commission if, for example, the broker has specific expertise in a particular type of transaction (due to factors such as size or difficulty), or it is efficient in trade execution.

Securities of Regular Broker-Dealers

From time to time, the Company may acquire and hold securities issued by its “regular brokers and dealers” or the parents of those brokers and dealers. For this purpose, regular brokers and dealers are the 10 brokers or dealers that: (1) received the greatest amount of brokerage commissions during the Company’s last fiscal year; (2) engaged in the largest amount of principal transactions for portfolio transactions of the Company during the Company’s last fiscal year; or (3) sold the largest amount of the Company’s shares during the Company’s last fiscal year. As of [  ], 2017, the Company did not hold any securities of its regular brokers or dealers or their parent companies because the Company had not yet commenced investment operations.

Obtaining Research from Brokers

The Adviser has full brokerage discretion. The Adviser evaluates the range and quality of a broker’s services in placing trades such as securing best price, confidentiality, clearance and settlement capabilities, promptness of execution and the financial stability of the broker-dealer. The Adviser may give consideration to research services furnished by brokers to the Adviser for its use and may cause the Company to pay these brokers a higher amount of commission than may be charged by other brokers. This research is designed to augment the Adviser’s own internal research and investment strategy capabilities. This research may include reports that are common in the industry such as industry research reports and periodicals, quotation systems, software for portfolio management and formal databases. Typically, the research will be used to service all of the Adviser accounts, although a particular client may not benefit from all the research received on each occasion. The Adviser fees are not reduced by reason of receipt of research services. Most of the brokerage commissions for research are for investment research on specific companies or industries. And, because the Adviser will follow a limited number of securities most of the commission dollars spent on research will directly benefit clients and the Company’s investors.

Counterparty Risk

The Adviser monitors the creditworthiness of counterparties to the Company’s transactions and intends to enter into a transaction only when it believes that the counterparty presents minimal and appropriate credit risks.
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Transactions through Affiliates

The Adviser may effect brokerage transactions through affiliates of the Adviser (or affiliates of those persons) pursuant to procedures adopted by the Company.

Other Accounts of the Adviser

Investment decisions for the Company are made independently from those for any other account or investment company that is or may in the future become advised by the Adviser or its affiliates. Investment decisions are the product of many factors, including basic suitability for the particular client involved. Likewise, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. In addition, two or more clients may simultaneously purchase or sell the same security, in which event, each day’s transactions in such security are, insofar as is possible, averaged as to price and allocated between such clients in a manner which, in the Adviser’s opinion, is in the best interest of the affected accounts and is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of a portfolio security for one client could have an adverse effect on another client that has a position in that security. In addition, when purchases or sales of the same security for the Company and other client accounts managed by the Adviser occurs contemporaneously, the purchase or sale orders may be aggregated to obtain any price advantages available to large denomination purchases or sales.

PROXY VOTING POLICY AND PROXY VOTING RECORD

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Company which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight. The Policies require that the Adviser vote proxies received in a manner consistent with the best interests of the Company and its Shareholders. The Policies also require the Adviser to present to the Board, at least annually, the Adviser’s Proxy Policies (as defined below) and a record of each proxy voted by the Adviser on behalf of the Company, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. The Adviser has also adopted the following Proxy Voting Policies and Procedures (“Adviser’s Proxy Policies”).

In its role as investment adviser to the Company, the Adviser has adopted those proxy voting policies adopted by the Company. To the extent that the Company’s policies do not cover potential voting issues with respect to proxies received by the Company, the Company has delegated to the Adviser the authority to act on its behalf to promote the Company’s investment objective, subject to the provisions of the Company’s policies regarding resolution of a conflict of interest with respect to the Adviser.

The Adviser will vote proxies in the best interests of the Company. The Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services). The Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights. In reviewing proposals, the Adviser may also consider the opinion of management, the effect on management, the effect on Shareholder value and the issuer’s business practices.

The Adviser recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of the Company. A “conflict of interest,” means any circumstance when the Adviser (including officers, directors, agents and employees) knowingly does business with, receives compensation from, or sits on the board of, a particular issuer or closely affiliated entity, and, therefore, may appear to have a conflict of interest between its own interests and the interests of fund Shareholders in how proxies of that issuer are voted. The Adviser has adopted the Company’s procedures as they relate to the resolution of conflicts of interest with respect to voting shares of the Company.

The Company will file a Form N-PX, with the Company’s complete proxy voting record for the 12 months ended June 30, no later than August 31st of each year. Form N-PX for the Company will be available without charge, upon request, by calling toll-free (855) 751-4324 and on the SEC’s website at www.sec.gov.

TAXATION

The tax information set forth in the Prospectus and the information in this section relates solely to Federal income tax law and assumes that the Company qualifies as a regulated investment company (as discussed below). Such information is only a summary of certain key Federal income tax considerations affecting the Company and its Shareholders and is in addition to the information provided in the Prospectus. No attempt has been made to present a complete explanation of the Federal tax treatment of the Company or the tax implications to Shareholders. The discussions here and in the Prospectus are not intended as substitutes for careful tax planning.
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This “Taxation” section is based on the Internal Revenue Code of 1986, as amended (the “Code”) and applicable regulations in effect on the date of the Prospectus. Future legislative or administrative changes or court decisions may significantly change the tax rules applicable to the Company and its Shareholders. Any of these changes or court decisions may have a retroactive effect.

All investors should consult their own tax advisors as to the Federal, state, local and foreign tax consequences of an investment in a Fund.

Qualification as a Regulated Investment Company

The Company intends, for each tax year, to qualify as a “regulated investment company” under the Code.

Federal Income Tax Consequences of Qualification

As a regulated investment company, the Company will not be subject to Federal income tax on the portion of its investment company taxable income (that is, taxable interest, dividends, net short-term capital gains and other taxable ordinary income, net of expenses) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to Shareholders. To be subject to tax as a regulated investment company, generally the Company must satisfy the following requirements:

·          The Company must distribute an amount at least equal to the sum of 90% of its investment company taxable income, determined without regard to any deduction for dividends paid, and 90% of its net tax-exempt interest, if any, each tax year (certain distributions made by the Company after the close of its tax year are considered distributions attributable to the previous tax year for purposes of satisfying this requirement (“Distribution Requirement”)).

·          The Company must derive at least 90% of its gross income each tax year from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of securities, or other income (including gains from options and futures contracts) derived from its business of investing in securities and net income derived from interests in qualified publicly traded partnerships.

·          The Company must satisfy the following asset diversification test at the close of each quarter of the Company’s tax year: (1) at least 50% of the value of the Company’s assets must consist of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Company has not invested more than 5% of the value of the Company’s total assets in securities of an issuer and as to which the Company does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of the value of the Company’s total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Company controls and which are engaged in the same or similar trades or businesses or in the securities of one or more qualified publicly traded partnerships.

While the Company presently intends to make cash distributions (including distributions reinvested in Company shares) for each tax year in an aggregate amount sufficient to satisfy the Distribution Requirement and eliminate Federal income tax, the Company may use “equalization accounting” (in lieu of making some or all cash distributions) for those purposes. To the extent that the Company uses equalization accounting it will allocate a portion of its undistributed investment company taxable income and net capital gain to repurchases of Company shares and will correspondingly reduce the amount of such income and gain that it distributes in cash. If the IRS determines that the Company’s allocation is improper and that the Company has under-distributed its income and gain for any tax year, the Company may be liable for Federal income and/or excise tax, and, if the Distribution Requirement has not been met, may also be unable to continue to qualify for treatment as a regulated investment company (see discussion below on what happens if the Company fails to qualify for that treatment).

Failure to Qualify

If for any tax year the Company does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for dividends paid to Shareholders, and the dividends will generally be taxable to the Shareholders as ordinary income to the extent of the Company’s current and accumulated earnings and profits. In addition, the Company could be required to recognize unrealized gains, pay taxes and make distributions (any of which could be subject to interest charges) before re-qualifying for taxation as a regulated investment company. If the Company fails to satisfy either the income test or asset diversification test described above, in certain cases, however, the Company may be able to avoid losing its status as a regulated investment company by timely providing notice of such failure to the IRS, curing such failure and possibly paying an additional tax or penalty.
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Failure to qualify as a regulated investment company would thus have a negative impact on the Company’s income and performance. It is possible that the Company will not qualify as a regulated investment company in any given tax year.

Fund Distributions

The Company anticipates distributing substantially all of its investment company taxable income and net tax-exempt interest (if any) for each tax year. Distributions paid to you generally would be characterized as ordinary income. A portion of these distributions may qualify for the 70% dividends-received deduction when paid to certain corporate Shareholders.

A portion of the Company’s distributions paid to individuals may be treated as “qualified dividend income,” and may be subject to a maximum Federal income tax rate of either 15% or 20% (depending on whether the individual’s income exceeds certain threshold amounts). A distribution is treated as qualified dividend income to the extent that the Company receives dividend income from taxable domestic corporations and certain qualified foreign corporations, provided that holding period and other requirements are met by the Company and the Shareholder. To the extent the Company’s distributions are attributable to other sources, such as interest or capital gains, such distributions are not treated as qualified dividend income.

Given the Company’s investment strategies, it is not expected that a significant portion of the Company’s dividends will be eligible to be designated as qualified dividend income or the dividends-received deduction.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Company and net gains from repurchases or other taxable dispositions of Company shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

The Company anticipates distributing substantially all of its net capital gain for each tax year. These distributions generally are made only once a year, usually in November or December, but the Company may make additional distributions of net capital gain at any time during the year. These distributions to you generally would be characterized as long-term capital gain, regardless of how long you have held shares. These distributions do not qualify for the dividends-received deduction.

The Company intends to operate, each year, using a fiscal and taxable year ending January 31.

Distributions by the Company that do not constitute ordinary income dividends, qualified dividend income or capital gain dividends will be treated as a return of capital. Return of capital distributions reduce your tax basis in the shares and are treated as gain from the sale of the shares to the extent your basis would be reduced below zero.

All distributions by the Company will be treated in the manner described above regardless of whether the distribution is paid in cash or reinvested in additional shares of the Company (or of another fund). If you receive distributions in the form of additional shares, you will be treated as receiving a distribution in an amount equal to the amount of cash that could have been received instead of shares.

You may purchase shares with a NAV at the time of purchase that reflects undistributed net investment income or recognized capital gain, or unrealized appreciation in the value of the assets of the Company. Distributions of these amounts are taxable to you in the manner described above, although the distribution economically constitutes a return of capital to you.

Ordinarily, you are required to take distributions by the Company into account in the year in which they are made. A distribution declared in October, November or December of any calendar year and payable to Shareholders of record on a specified date in those months, however, is deemed to be paid by the Company and received by you on December 31 of that calendar year if the distribution is actually paid in January of the following year.

The Company will send you information annually as to the Federal income tax consequences of distributions made (or deemed made) during the year.
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The Company will be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) if either (i) shares of the Company are held by at least 500 persons at all times during a taxable year, (ii) shares of the Company are treated as regularly traded on an established securities market or (iii) shares of the Company are continuously offered pursuant to a public offering (within the meaning of section 4 of the Securities Act). If the Company is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. Shareholders that are individuals, trusts or estates, (i) the Company’s earnings will be computed without taking into account such U.S. Shareholders’ allocable shares of the management fees paid to the Company’s investment adviser and certain of the Company’s other expenses, (ii) each such U.S. Shareholder will be treated as having received or accrued a dividend from the Company in the amount of such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, (iii) each such U.S. Shareholder will be treated as having paid or incurred such U.S. Shareholder’s allocable share of these fees and expenses for the calendar year, and (iv) each such U.S. Shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. Shareholder. Miscellaneous itemized deductions generally are deductible by a U.S. Shareholder that is an individual, trust or estate only to the extent that the aggregate of such U.S. Shareholder’s miscellaneous itemized deductions exceeds 2% of such U.S. Shareholder’s adjusted gross income for U.S. federal income tax purposes, are not deductible for purposes of the alternative minimum tax and are subject to the overall limitation on itemized deductions under Section 67 of the Code.

Certain Tax Rules Applicable to Fund Transactions

For Federal income tax purposes, when put and call options purchased by the Company expire unexercised, the premiums paid by the Company give rise to short- or long-term capital losses at the time of expiration (depending on the length of the respective exercise periods for the options). When put and call options written by the Company expire unexercised, the premiums received by the Company give rise to short-term capital gains at the time of expiration. When the Company exercises a call, the purchase price of the underlying security is increased by the amount of the premium paid by the Company. When the Company exercises a put, the proceeds from the sale of the underlying security are decreased by the premium paid. When a put or call written by the Company is exercised, the purchase price (selling price in the case of a call) of the underlying security is decreased (increased in the case of a call) for tax purposes by the premium received.

Some of the debt securities that may be acquired by the Company may be treated as debt securities that are issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Additionally, some of the debt securities that may be acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. The Company may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income. The Company generally will be required to distribute dividends to Shareholders representing discount on debt securities that is currently includable in income, even though cash representing such income may not have been received by the Company. Cash to pay such dividends may be obtained from sales proceeds of securities held by the Company.

The Company may invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Company. U.S. federal income tax rules are not entirely clear about issues such as when the Company may cease accruing interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Company to the extent necessary to seek to ensure that it distributes sufficient income that it does not become subject to U.S. federal income or excise tax.

Certain listed options, regulated futures contracts and forward currency contracts are considered “Section 1256 contracts” for Federal income tax purposes. Section 1256 contracts held by the Company at the end of each tax year are “marked to market” and treated for Federal income tax purposes as though sold for fair market value on the last business day of the tax year. Gains or losses realized by the Company on Section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses. The Company can elect to exempt its Section 1256 contracts that are part of a “mixed straddle” (as described below) from the application of Section 1256 of the Code.

Any option, futures contract or other position entered into or held by the Company in conjunction with any other position held by the Company may constitute a “straddle” for Federal income tax purposes. A straddle of which at least one, but not all, the positions are Section 1256 contracts, may constitute a “mixed straddle.” In general, straddles are subject to certain rules that may affect the character and timing of the Company’s gains and losses with respect to straddle positions by requiring, among other things, that: (1) the loss realized on disposition of one position of a straddle may not be recognized to the extent that the Company has unrealized gains with respect to the other position in such straddle; (2) the Company’s holding period in straddle positions being suspended while the straddle exists (possibly resulting in a gain being treated as short-term capital gain rather than long-term capital gain); (3) the losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-Section 1256 contracts being treated as 60% long-term and 40% short-term capital loss; (4) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (5) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. Various elections are available to the Company, which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Company if all of the offsetting positions consist of Section 1256 contracts.
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Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Company accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Company actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract, futures contract or similar financial instrument denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as “Section 988” gains or losses, increase or decrease the amount of the Company’s investment company taxable income available to be distributed to its Shareholders as ordinary income, rather than increasing or decreasing the amount of the Company’s net capital gain.

The Company may invest in shares of foreign corporations (including equity interests in certain CLOs) which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Company receives a so-called “excess distribution” with respect to PFIC stock, the Company itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Company to Shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Company held the PFIC shares. The Company itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain.

The Company may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Company generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Company may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Company itself to tax on certain income from PFIC shares, the amount that must be distributed to Shareholders, and which will be taxed to Shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.  Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat the Company’s income inclusion from an investment in a PFIC with respect to which the Company has made a QEF election as qualifying income only if there is a distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If such regulations are finalized, the Company may be restricted in its ability to make QEF elections with respect to PFICs in order to ensure the Company qualifies as a RIC.

If the Company holds more than 10% of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a controlled foreign corporation (“CFC”) (including equity tranche investments and certain debt tranche investments in a CLO treated as CFC), the Company may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Company’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. Shareholders. A “U.S. Shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined voting power of all classes of shares of a corporation. If the Company is treated as receiving a deemed distribution from a CFC, the Company will be required to include such distribution in the Company’s investment company taxable income regardless of whether the Company receives any actual distributions from such CFC, and the Company must distribute such income to satisfy the distribution requirements applicable to RICs. Additionally, the IRS recently issued proposed regulations that, if finalized, would generally treat a fund’s income inclusion with respect to a CFC as qualifying income only if there is a distribution out of the earnings and profits of the CFC that are attributable to such income inclusion. The proposed regulations, if adopted, would apply to taxable years beginning on or after 90 days after the regulations are published as final. If such regulations are finalized, we may limit and/or manage our holdings in issuers that could be treated as CFCs.
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The Companys might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Company’s income from a real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Company, will generally be allocated to Shareholders of the regulated investment company in proportion to the dividends received by such Shareholders, with the same consequences as if the Shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to Shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a regulated investment company must withhold tax on excess inclusions attributable to its foreign Shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a Shareholder is otherwise eligible.

 Any investment in residual interests of a CMO that has elected to be treated as a REMIC can create complex tax problems, especially if the Company has state or local governments or other tax-exempt organizations as Shareholders. Under current law, the Company serves to block UBTI from being realized by its tax-exempt Shareholders. Notwithstanding the foregoing, a tax-exempt Shareholder will recognize UBTI by virtue of its investment in the Company if shares in the Company constitute debt-financed property in the hands of the tax-exempt Shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt Shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Company exceeds the Company’s investment company taxable income (after taking into account deductions for dividends paid by the Company).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or in TMPs. Under legislation enacted in December 2006, a CRT, as defined in Section 664 of the Code, that realizes UBTI for a tax year is subject to an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any tax year a CRT (or one of certain other tax-exempt Shareholders, such as the U.S., a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in the Company that recognizes “excess inclusion income,” then the Company will be subject to a tax on that portion of its “excess inclusion income” for the tax year that is allocable to such Shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, the Company may elect to specially allocate any such tax to the applicable CRT, or other Shareholder, and thus reduce such Shareholder’s distributions for the tax year by the amount of the tax that relates to such Shareholder’s interest in the Company. The Company has not yet determined whether such an election will be made. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Company.

Federal Excise Tax

A 4% nondeductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount at least equal to the sum of: (1) 98% of its ordinary taxable income (taking into account certain deferrals and elections) for the calendar year; (2) 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ended on October 31 of the calendar year; and (3) all ordinary taxable income and capital gains for previous years that were not distributed or taxed during such years and on which the regulated investment company did not incur any Federal income tax. The balance of the Company’s income must be distributed during the next calendar year. The Company will be treated as having distributed any amount on which it is subject to income tax for any tax year ending in the calendar year.
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For purposes of calculating the excise tax, the Company is generally required to: (1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses (and certain other ordinary gains and losses) incurred after October 31 of any tax year in determining the amount of ordinary taxable income for the current calendar year. Each Fund will include such gains and losses incurred after October 31 in determining ordinary taxable income for the succeeding calendar year.

The Company intends to make sufficient distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. Investors should note, however, that the Company might in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid the imposition of any excise tax liability.

Sale, Exchange or Repurchase of Shares

In general, you will recognize gain or loss on the sale, exchange or repurchase of Company shares in an amount equal to the difference between the proceeds of the sale, exchange or repurchase and your adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) shares of the same Company within 30 days before or after the sale, exchange or repurchase (a “wash sale”). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares purchased. In general, any gain or loss arising from the sale, exchange or repurchase of Company shares will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale, exchange or repurchase of shares held for six months or less, however, will be treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted. Capital losses in any tax year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

The repurchase or transfer of shares may result in a taxable gain or loss to a tendering Shareholder. Different tax consequences may apply for tendering and non-tendering Shareholders in connection with a repurchase offer. For example, if a Shareholder does not tender all of his or her shares, such repurchase may not be treated as a sale or exchange for U.S. federal income tax purposes, and may result in deemed distributions to non-tendering Shareholders. On the other hand, Shareholders holding shares as capital assets who tender all of their shares (including shares deemed owned by Shareholders under constructive ownership rules) will be treated as having sold their shares and generally will recognize capital gain or loss. The amount of the gain or loss will be equal to the difference between the amount received for the shares and the Shareholder’s adjusted tax basis in the relevant shares. Such gain or loss generally will be a long-term capital gain or loss if the Shareholder has held such shares as capital assets for more than one year. Otherwise, the gain or loss will be treated as short-term capital gain or loss.

The Company (or its administrative agent) is required to report to the IRS and furnish to Shareholders the cost basis information for sale transactions of shares. Shareholders may elect to have one of several cost basis methods applied to their account when calculating the cost basis of shares sold, including average cost, FIFO (“first-in, first-out”) or some other specific identification method. Unless you instruct otherwise, the Company will use average cost as its default cost basis method. The cost basis method a Shareholder elects may not be changed with respect to a repurchase of shares after the settlement date of the repurchase. Shareholders should consult with their tax advisors to determine the best cost basis method for their tax situation. Shareholders that hold their shares through a financial intermediary should contact such financial intermediary with respect to reporting of cost basis and available elections for their accounts.

Backup Withholding

The Company will be required in certain cases to withhold and remit to the U.S. Treasury at a rate under current law of 28% of taxable distributions and the proceeds of repurchases of shares paid to you if you: (1) have failed to provide your correct taxpayer identification number; (2) are otherwise subject to backup withholding by the IRS for failure to report the receipt of interest or dividend income properly; or (3) have failed to certify to the Company that you are not subject to backup withholding or that you are a C corporation or other “exempt recipient.” Backup withholding is not an additional tax; rather any amounts so withheld may be credited against your Federal income tax liability or refunded if proper documentation is provided.

State and Local Taxes

The tax rules of the various states of the U.S. and their local jurisdictions with respect to an investment in the Company can differ from the Federal income taxation rules described above. These state and local rules are not discussed herein. You are urged to consult your tax advisor as to the consequences of state and local tax rules with respect to an investment in the Company.
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Foreign Income Tax

Investment income received by a Fund from sources within foreign countries as well as gains or the proceeds from the sale or other disposition of foreign securities may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries that may entitle the Company to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to know the effective rate of foreign tax in advance since the amount of the Company’s assets to be invested within various countries cannot be determined. If more than 50% of the value of the Company’s total assets at the close of its tax year consists of stocks or securities of foreign corporations, the Company will be eligible and intends to file an election with the IRS to pass through to its Shareholders the amount of foreign taxes paid by the Company subject to certain exceptions. However, there can be no assurance that the Company will be able to do so. Pursuant to this election, you will be required to: (1) include in gross income (in addition to taxable dividends actually received) your pro rata share of foreign taxes paid by the Company; (2) treat your pro rata share of such foreign taxes as having been paid by you and (3) either deduct such pro rata share of foreign taxes in computing your taxable income or treat such foreign taxes as a credit against Federal income taxes. You may be subject to rules which limit or reduce your ability to fully deduct, or claim a credit for, your pro rata share of the foreign taxes paid by the Company.

Foreign Shareholders

The foregoing discussion relates only to U.S. Federal income tax law as applicable to U.S. persons (i.e., U.S. citizens and residents and U.S. domestic corporations, partnerships, trusts and estates). Shareholders who are not U.S. persons (“foreign Shareholders”) should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Company including the likelihood that taxable distributions to them would be subject to withholding of U.S. tax at a rate of 30% (or a lower treaty rate for eligible investors). An investment in the Company may also be included in determining a foreign Shareholder’s U.S. estate tax liability.

Properly designated dividends received by a foreign Shareholder from a regulated investment company are generally exempt from U.S. Federal withholding tax when they (i) were paid in respect of the regulated investment company’s “qualified net interest income” (generally, the regulated investment company’s U.S. source interest income, reduced by expenses that are allocable to such income), or (ii) are paid in connection with the regulated investment company’s “qualified short-term capital gains” (generally, the excess of the regulated investment company’s net short-term capital gain over the regulated investment company’s long-term capital loss for such taxable year). There can be no assurance that the Company may designate all, some or none of the Company’s potentially eligible dividends as derived from such qualified net interest income or as qualified short-term capital gains, and a portion of the Company’s distributions (e.g., interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding. Furthermore, in the case of Company shares held through an intermediary, the intermediary may have withheld U.S. Federal income tax, even if the Company designated all or a portion of such potentially eligible dividends as having been derived from qualified net interest or income or from qualified short-term capital gains.

Withholding of U.S. tax (at a 30% rate) is required on payments of taxable dividends and (effective January 1, 2019) repurchase proceeds and certain capital gain dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. The information required to be reported includes the identity and taxpayer identification number of each account holder and transaction activity within the holder’s account. Shareholders may be requested to provide additional information to the Company to enable the Company to determine whether withholding is required.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A “principal shareholder” is any person who owns of record or beneficially 5% or more of any class of the outstanding Fund. Shareholders holding greater than 25% interest in the Company may be deemed to be a “control person” of the Company for purposes of the 1940 Act. As of the date of this SAI, there were no control persons or principal Shareholders of the Company.

OTHER SERVICE PROVIDERS

Administrator, Accounting Agent, and Transfer Agent

[·], [·], acts as administrator, accounting agent, and transfer agent to the Company pursuant to respective agreements. [·] provides certain administrative services to the Company, including, among other responsibilities, coordinating the negotiation of contracts and fees with, and the monitoring of performance and billing of, the Company’s independent contractors and agents; preparation for signature by an officer of the Company of all documents required to be filed for compliance by the Company with applicable laws and regulations excluding those of the securities laws of various states; arranging for the computation of performance data, including NAV and yield; responding to Shareholder inquiries; and arranging for the maintenance of books and records of the Company, and providing, at its own expense, office facilities, equipment and personnel necessary to carry out its duties. In this capacity, [·] does not have any responsibility or authority for the management of the Company, the determination of investment policy, or for any matter pertaining to the distribution of Fund shares.
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Pursuant to the Company’s administration agreements with [·], [·] will receive fees from the Company for services performed as administrator, transfer agent and fund accountant. [·] expects to receive a fee based on the average daily net assets of the Company, subject to an annual minimum amount.

The Company paid no administration and fund accounting fees to [·] as of the date of this SAI because the Company had not yet commenced investment operations.

Custodian

[·] is the Custodian for the Company and safeguards and controls the Company’s cash and securities, determines income and collects interest on Fund investments. The Custodian’s address is [·]. The Custodian does not participate in decisions relating to the purchase and sale of securities by the Company. [·], [·], and the Company’s principal underwriter are affiliated entities under the common control of [·]. The Custodian and its affiliates may participate in revenue sharing arrangements with the service providers of mutual funds in which the Company may invest.

Independent Public Accounting Firm

[·], [·] (the “Auditor”), has been selected as the independent registered public accounting firm for the Company. The Auditor will perform an annual audit of the Company’s financial statements and will provide financial, tax and accounting services as requested.

Legal Counsel

Dechert LLP, 1900 K Street NW, Washington, DC 20006, serves as legal counsel to the Company.

OTHER MATTERS

Code of Ethics

The Company and the Adviser have each adopted a code of ethics under Rule 17j-1 of the 1940 Act, which are designed to eliminate conflicts of interest between the Company and personnel of the Company and the Adviser. The codes permit such personnel to invest in securities, including securities that may be purchased or held by the Company, subject to certain limitations.

Registration Statement

This SAI and the Prospectus do not contain all the information included in the Company’s registration statement filed with the SEC under the Securities Act with respect to the securities offered hereby. The registration statement, including the exhibits filed therewith, are available on the SEC’s website at www.sec.gov or may be examined at the office of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents are not necessarily complete, and, in each instance, are qualified by, reference to the copy of such contract or other documents filed as exhibits to the registration statement.

FINANCIAL STATEMENTS
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PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Not applicable, as Registrant has not yet commenced operations.

(2)	Exhibits:

	(a)	(1) Certificate of Trust dated December 4, 2017.* (2) Certificate of Amendment to the Certificate of Trust dated February 5, 2018.*

(3) Amended and Restated Declaration of Trust dated [ ].**

	(b)	Amended and Restated By-Laws dated [ ].**

	(c)	Not applicable.

	(d)	Not applicable.

	(e)	Terms and Conditions of Dividend Reinvestment Plan.**

	(f)	Not applicable.

	(g)	(1) Form of Investment Advisory Agreement between the Registrant and Angel Oak Capital Advisors, LLC.**

	(h)	(1) Form of Underwriting Agreement between the Registrant and [ ].**

	(i)	Not applicable.

	(j)	Form of Custody Agreement between the Registrant and [ ].**

	(k)	(1) Transfer Agent Servicing Agreement between the Registrant and [ ].**

(2) Fund Administration Servicing Agreement between the Registrant and [ ].**

(3) Fund Accounting Servicing Agreement between the Registrant and [ ].**

	(l)	Opinion and Consent of Dechert LLP.**

	(m)	Not applicable.

(n)	Consent of Independent Registered Public Accounting Firm.**

(o)	Not applicable.

(p)	Form of Subscription Agreement.**

(q)	Not applicable.

(r)	(1) Code of Ethics of the Registrant.**

(2) Code of Ethics of Angel Oak Capital Advisors, LLC.**

(s)	Powers of Attorney dated February 5, 2018.*
(t)	Not applicable.

*	Filed herewith.
**	To be filed by amendment.

Item 26. Marketing Arrangements

See Form of Underwriting Agreement to be provided by amendment.

Item 27. Other Expenses of Issuance or Distribution

The approximate expenses in connection with the offering are as follows:

Registration and Filing Fees	*
Financial Industry Regulatory Authority Fees	*
New York Stock Exchange Fees	*
Cost of Printing and Engraving	*
Accounting Fees and Expenses	*
Legal Fees and Expenses	*
Miscellaneous	*
Total	*

*	To be filed by amendment.

Item 28. Persons Controlled by or Under Common Control with the Registrant

To be provided by amendment.

Item 29. Number of Holder of Securities

As of [  ], 2018:

Title of Class	Number of Record Holders
Common Shares	[ ]

Item 30. Indemnification

To be provided by amendment.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to the trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by the trustees, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by the trustees, officer or controlling person, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Angel Oak Capital Advisors, LLC serves as the investment adviser to the Registrant. Angel Oak Capital Advisors, LLC is engaged in the investment advisory business. For information as to the business, profession, vocation or employment of a substantial nature in which Angel Oak Capital Advisors, LLC and each of its executive officers and directors is or has been, during the last two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee, reference is made to the information set forth in Angel Oak Capital Advisors, LLC’s Form ADV (File No. 801-70670), as filed with the SEC and incorporated herein by reference.

Item 32. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) under the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

Angel Oak Capital Advisors, LLC, One Buckhead Plaza, 3060 Peachtree Rd. NW, Suite 500, Atlanta, Georgia 30305 (records relating to its function as investment adviser to the Registrant).

[   ] (records relating to its function as administrator, fund accountant and transfer agent).

[   ] (records relating to its function as custodian).

Item 33. Management Services

Not applicable.

Item 34. Undertakings

1.
Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.	Not applicable.

3.	Not applicable.

4.	Not applicable.

5.	The Registrant undertakes that:

a.
For purposes of determining any liability under the 1933 Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective; and

b.
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6.
The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Atlanta and State of Georgia on the 9th day of February, 2018.

ANGEL OAK FINANCIAL INSTITUTIONS TRUST (A Delaware statutory trust)

By:	/s/ Dory S. Black
Dory S. Black
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date
/s/ Alvin R. Albe, Jr.*	Trustee	February 9, 2018
Alvin R. Albe, Jr.
/s/ Ira P. Cohen*	Trustee	February 9, 2018
Ira P. Cohen
/s/ Keith M. Schappert*	Trustee	February 9, 2018
Keith M. Schappert
/s/ Sreeniwas V. Prabhu*	Trustee	February 9, 2018
Sreeniwas V. Prabhu
/s/ Dory S. Black	President	February 9, 2018
Dory S. Black
/s/ Daniel Fazioli	Treasurer, Principal Financial Officer and Principal Accounting Officer	February 9, 2018
Daniel Fazioli

*By:	/s/ Dory S. Black
Dory S. Black Attorney-in-Fact pursuant to Powers of Attorney

EXHIBIT INDEX

(a) (1)	Certificate of Trust dated December 4, 2017.
(a) (2)	Certificate of Amendment to the Certificate of Trust dated February 5, 2018.
(s)	Powers of Attorney dated February 5, 2018.